Exhibit 10.12

Execution Draft

PURCHASE AND SALE AGREEMENT

Among

ADVANCED AESTHETICS, LLC,
KLINGER ADVANCED AESTHETICS, INC.

And

GK ACQUISITION LLC

May 7, 2007

TABLE OF CONTENTS

1.	Purchase and Sale of Equity Interests; Lease Assignment; Other Closing Agreements		1
	1.1.	Purchase and Sale of Equity Interests	1
	1.2.	Assignment and Assumption of 501 Madison Leases	2
	1.3.	Purchase and Sale of Purchased Assets	2
	1.4.	Assumed Liabilities	2
	1.5.	Purchase Price	2
	1.6.	Payment of Purchase Price	3
	1.7.	Delivery of Equity Interests and the Purchased Assets	3
	1.8.	Transition Services Agreement	3
	1.9.	Raspberry Red Assignment	3
	1.10.	Cosmedicine Supply Agreement	3
	1.11.	Non-Competition/Solicitation Agreements	3
	1.12.	Non-Solicitation Agreement	3
	1.13.	Assignment of Trademarks	3
	1.14.	TrueYou Guaranty	3
	1.15.	Excluded Liabilities	3

2.	Time and Place of the Closing		4

3.	Sellers Representations and Warranties		5
	3.1.	Existence and Qualification	5
	3.2.	Authority; Enforceability	5
	3.3.	Capitalization	5
	3.4.	Title to Equity Interests	5
	3.5.	Consents and Approvals	5
	3.6.	The Purchased Assets; Accounts Payable; Gift Card Liability	6
	3.7.	Material Contracts	6
	3.8.	Absence of Liabilities	8
	3.9.	Absence of Certain Developments	8
	3.10.	Real Property	10
	3.11.	No Condemnation	10
	3.12.	Absence of Questionable Payments	11
	3.13.	Intellectual Property	11
	3.14.	Title to Assets	14
	3.15.	Employee Benefit Plans	14
	3.16.	Labor	17
	3.17.	Environmental Matters	18
	3.18.	Bank Accounts	19
	3.19.	Litigation	19
	3.20.	Insurance	19
	3.21.	Tax Matters	20
	3.22.	Licenses; Permits	21
	3.23.	Related Party Transactions	22
	3.24.	Suppliers	22

	3.25.	Inventory	22
	3.26.	Product Warranty	22
	3.27.	Compliance with Applicable Laws	22

4.	Representations and Warranties by the Buyer		23
	4.1.	Authority	23
	4.2.	Enforceability	23
	4.3.	Existence and Qualification	23
	4.4.	Consents and Approvals	23

5.	Further Agreements of the Parties		24
	5.1.	Conduct of Business	24
	5.2.	Gift Certificate Matters	24
	5.3.	Effective Date of Sale; True Up	24
	5.4.	Post Closing Cooperation	24

6.	Closing Conditions		25
	6.1.	Buyer’s Closing Conditions	25
	6.2.	Sellers’ Closing Conditions	26

7.	Survival of Representations and Warranties		27

	7.1.	Survival of Representations and Warranties of the Sellers	27
	7.2.	Survival of Representations and Warranties of the Buyer	27

8.	Indemnification		27
	8.1.	Obligation of the Sellers to Indemnify	27
	8.2.	Obligation of the Buyer to Indemnify	27
	8.3.	Notice and Opportunity To Defend	28
	8.4.	Limitations on Indemnification by Sellers	28
	8.5.	Limitation on Remedies	28

9.	Termination		29
	9.1.	Termination	29
	9.2.	Effect of Termination	29

10.	Miscellaneous		30
	10.1.	Amendment and Modification	30
	10.2.	Waiver of Compliance; Consents	30
	10.3.	Notices	30
	10.4.	Assignment	31
	10.5.	Governing Law; Venue	31
	10.6.	Counterparts	31
	10.7.	Interpretation	31
	10.8.	Entire Agreement	31
	10.9.	Specific Performance	32

EXHIBITS

Exhibit A	Purchased Assets
Exhibit A-1	Sellers’ security deposits
Exhibit B	Assumed Accounts Payable
Exhibit C	Assumed Gift Card Liability
Exhibit D	Other Liabilities
Exhibit E	Note
Exhibit F	Assignment and Assumption Agreement
Exhibit G	Bill of Sale
Exhibit H	Transition Services Agreement
Exhibit I	Red Raspberry Assignment
Exhibit J	Cosmedicine Supply Agreement
Exhibit K	Non-Competition/Solicitation Agreement
Exhibit L	Non-Solicitation Agreement
Exhibit M	Certain Employees
Exhibit N	Assignment of Trademarks
Exhibit O	Guaranty

SCHEDULES

Schedule 1.1	Equity Interests
Schedule 3.4	Liens
Schedule 3.5	Consents and Approvals
Schedule 3.6(a)	Matters relating to the Purchased Assets
Schedule 3.6(b)	Accounts Payable
Schedule 3.6(c)	Gift Certificate Liability
Schedule 3.7	Material Contracts
Schedule 3.8	Liabilities
Schedule 3.9	Absence of Certain Developments
Schedule 3.10	Leases
Schedule 3.13	Intellectual Property
Schedule 3.14	Personal Property
Schedule 3.15	Employee Benefit Plans
Schedule 3.16	Labor Matters
Schedule 3.19	Legal Proceedings
Schedule 3.20	Insurance
Schedule 3.21	Tax Matters
Schedule 3.22	Licenses; Permits
Schedule 3.23	Related Party Transactions
Schedule 3.24	Suppliers
Schedule 3.25	Inventory
Schedule 5.5	Sellers Post Closing Payables

PURCHASE AND SALE AGREEMENT

          THIS PURCHASE AND SALE AGREEMENT made this 7th day of May, 2007 among ADVANCED AESTHETICS, LLC, a Delaware limited liability company (“AA”), KLINGER ADVANCED AESTHETICS, INC., a Delaware corporation (“KAA”) and GK ACQUISITION LLC, a Delaware limited liability company (“Buyer”).

WITNESSETH:

          WHEREAS, AA and KAA are subsidiaries of TrueYou.Com Inc. (“TrueYou”), a public company whose shares of common stock are traded in the Pink Sheets and which files Current, Quarterly and Annual Reports with the Securities and Exchange Commission (“SEC”);

          WHEREAS, the business activities of TrueYou and its subsidiaries are described in detail in TrueYou’s filings with the SEC, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended July 1, 2006 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006 (collectively “SEC Filings”);

          WHEREAS, the subsidiaries of AA set forth in Schedule 1.1 hereto (the “Subsidiaries”) hold leases for and operate spa/salons in various locations in the U.S. under the “Georgette Klinger” name, the “Advanced Aesthetics” name and variations thereof;

          WHEREAS, KAA holds leases for and operates a store/salon (with office facilities) located at 501 Madison Avenue, New York, New York (“NY Premises”);

          WHEREAS, the parties desire that the spa/salon business conducted by the Subsidiaries and at the NY Premises and including all inventory, furniture, fixtures, owned computer equipment and software, customer contracts and files, equipment, supplies, various intellectual property (including all of the Subsidiaries and affiliates rights relating to the name “Georgette Klinger”) and other assets in the premises of the Subsidiaries and at the NY Premises (all of the foregoing business and assets collectively the “Business”) be sold and transferred by AA (“Seller”) and KAA (“Assignor”, and with Seller the “Sellers”) to the Buyer; and

          WHEREAS, the parties have agreed that the sale of the Business to Buyer shall be effective as of 12:01 a.m. on April 1, 2007 (“Effective Date of Sale”) and that all profit/loss and other benefits, rights and obligations of the parties shall be allocated between the Buyer on the one hand and Seller and Assignor on the other hand as of the Effective Date of Sale.

          NOW THEREFORE, the parties agree as follows:

          1. Purchase and Sale of Equity Interests; Lease Assignment; Other Closing Agreements.

                    1.1. Purchase and Sale of Equity Interests. At the closing provided for in Section 2 below (“Closing”), AA will sell and Buyer will purchase, all of the equity interests of the Subsidiaries set forth on Schedule 1.1 hereto (collectively “Equity Interests”).

                    1.2. Assignment and Assumption of 501 Madison Leases. At the Closing, KAA will assign to Buyer which will assume, all of the leases for the NY Premises (the “501 Madison Leases”).

                    1.3. Purchase and Sale of Purchased Assets. At the Closing, KAA will sell to Buyer and Buyer will purchase, all of the furniture, fixtures, supplies, inventory and similar items contained in the premises described in the 501 Madison Leases as described in Exhibit A hereto and the contracts described in Exhibit A hereto (the “Purchased Assets”). For purposes of this Agreement, the term “contract” shall mean any contract, agreement, understanding, indenture, note, bond, mortgage, loan, instrument, lease, license, commitment, security agreement, guarantee, charter, franchise, power of attorney, agency or other arrangement, understanding, undertaking, commitment or obligation, whether written or oral. For the avoidance of doubt, the Purchased Assets shall not include any security deposits or tenant allowances relating to the Business, a schedule of which as of December 30, 2006 is included as Exhibit A-1 hereto and the parties shall take appropriate action to insure that Sellers receive payment for such security deposits and tenant allowances.

                    1.4. Assumed Liabilities. Upon and subject to the terms and conditions of this Agreement, at the Closing the Purchaser shall assume and agree to pay, perform and discharge only the following obligations (the “Assumed Liabilities”) of KAA and AA existing as of the Closing:

                    (a) Accounts Payable. The assumption by Buyer of $1,450,000 accounts payable relating to the Business which are set forth in Exhibit B hereto (the “Assumed Accounts Payable”).

                    (b) Gift Card Liability. The assumption by Buyer of the gift certificate liability of the Business as set forth in Exhibit C hereto (the “Assumed Gift Card Liability”).

                    (c) Contracts. All liabilities and obligations of the Sellers arising under the terms of the contracts assigned under Section 1.3 and only to the extent such liabilities and obligations arise or relate to periods after the Closing Date.

                    (d) Lease Obligations. All obligations of the Assignor under the 501 Madison Avenue Leases.

                    (e) Other Existing Liabilities. The liabilities and obligations of the Sellers set forth on Exhibit D.

                    (f) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, BUYER IS NOT ASSUMING, NOR SHALL IT IN ANY MANNER BECOME LIABLE FOR, ANY OTHER LIABILITIES OR OBLIGATIONS OF ANY KIND OR NATURE WHATSOEVER OF KAA OR AA.

                    1.5. Purchase Price. The purchase price for the Equity Interests, the assignment of the 501 Madison Leases and the Purchased Assets shall be (a) the $150,000 Note as provided in Section 1.4 below and (b) the assumption of the Assumed Liabilities.

                    1.6. Payment of Purchase Price. At the Closing, Buyer shall (i) issue to Seller the $150,000 Note annexed as Exhibit E hereto and (ii) execute and deliver the Assignment and Assumption Agreement annexed as Exhibit F pursuant to which Buyer will assume the Assumed Liabilities.

                    1.7. Delivery of Equity Interests and the Purchased Assets. At the Closing, AA shall deliver certificates representing the Equity Interests set forth on Schedule 1.1, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, free and clear of any claim, lien charge, equity, restriction or right on any of the assets or properties of Sellers or any of their Subsidiaries or any other encumbrance (“Lien”) and the Bill of Sale for the Purchased Assets annexed as Exhibit G.

                    1.8. Transition Services Agreement. At the Closing, the parties will execute and deliver the Transition Services Agreement annexed as Exhibit H pursuant to which KAA will provide accounting and other services to Buyer as set forth therein.

                    1.9. Raspberry Red Assignment. At the Closing, the Buyer will assume the obligations of Assignor under the agreement dated August 31, 2006 with Raspberry Red Marketing LLC pursuant to which KAA and the Subsidiaries store inventory and Red Raspberry distributes salon inventory, supplies and related materials and Red Raspberry provides other services and will execute and deliver the Raspberry Red Assignment annexed as Exhibit I.

                    1.10. Cosmedicine Supply Agreement. At the Closing, the parties will execute and deliver the Cosmedicine Supply Agreement annexed as Exhibit J (the “Cosmedicine Supply Agreement”) pursuant to which the Sellers or an affiliate thereof will supply certain products branded under the Cosmedicine name to Buyer for use in the Business.

                    1.11. Non-Competition/Solicitation Agreements. At the Closing, the Seller will execute and deliver the Non-Competition/Solicitation Agreement annexed as Exhibit K.

                    1.12. Non-Solicitation Agreement. At the Closing, the Seller will cause to be delivered to Buyer, the Non-Solicitation Agreement annexed as Exhibit L from those employees set forth in Exhibit M.

                    1.13. Assignment of Trademarks. At the Closing, the Sellers will execute and deliver to Buyer the Assignment of Trademarks annexed as Exhibit N.

                    1.14. TrueYou Guaranty. At the Closing, TrueYou will execute and deliver to Buyer the Guaranty annexed as Exhibit O.

                    1.15. Excluded Liabilities. Notwithstanding anything in this Agreement to the contrary, Buyer does not assume (or intend to assume) and will not become responsible for any liability of Sellers except for the Assumed Liabilities (all such unassumed liabilities hereinafter referred to as the “Excluded Liabilities”) and Sellers shall remain and be solely and exclusively jointly and severally liable for such liabilities, obligations and duties. In addition, Buyer will not assume (or intend to assume) and will not become responsible for certain liabilities of the Subsidiaries set forth below in this Section 1.15 which Sellers have agreed to retain and Sellers shall remain liable for such liabilities, obligations and duties. Without limiting the generality of the foregoing, the following are included among the liabilities of the Sellers and the Subsidiaries that the Buyer does not expressly or impliedly assume or become responsible for:

                    (a) Pre-Closing Liability. All liabilities of the Sellers relating to any event, circumstance or condition existing prior to the Closing (other than those expressly assumed pursuant to Section 1.4). For the avoidance of doubt, except as may be expressly assumed pursuant to Section 1.4(a), Buyer shall not assume or be responsible for any pre-closing obligations of Sellers under any of the Real Estate Leases set forth on Exhibit 3.10.

                    (b) Taxes. (i) Any liability of Sellers or the Subsidiaries for any and all taxes, charges, fees, levies or other assessment any interest, whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments (individually a “tax”, collectively “taxes”) allocable to tax periods prior to the Closing and (ii) all liabilities and obligations of the Sellers or the Subsidiaries for any taxes due or becoming due by reason of (A) the conduct of the Business prior to the Closing, including any taxes that may become due as a result of any examination of the Seller’s taxes by any taxing authority; (B) the ownership, possession, use, operation, purchase, acquisition, sale or disposition, of the Purchased Assets prior to the Closing.

                    (c) Claims. All liabilities of the Sellers or the Subsidiaries with respect to any pending, threatened or unasserted litigation, or any claim or liability arising from or attributable to the Sellers or the Subsidiaries or their respective businesses prior to the Closing, including but not limited to those set forth on Schedule 3.19 (other than those expressly assumed pursuant to Section 1.4).

                    (d) Beverly Hills Lease. All liabilities of the Sellers or the Subsidiaries with respect to the former lease of the Beverly Hills premises more fully described in Schedule 3.10, including but not limited to any pending, threatened or unasserted litigation, or any claim or liability relating thereto.

                    (e) Employees. All liabilities arising out of the employment relationship (or termination thereof prior to the Closing Date) between the Sellers or the Subsidiaries and any of their respective employees or former employees, directors, members or independent contractors, existing at any time, before the Closing Date (except for accrued vacation other than any obligation to compensate employees in cash for accrued vacation time). For the sake of clarity, any obligations and liabilities related to employment agreements accrued and/or payable before the Closing Date (including bonuses and extra-salaries compensation) and any obligations and liabilities accrued or existing before the Closing Date related to the establishment, administration and maintenance of any Employee Benefit Plans are Excluded Liabilities.

                    (f) Accounts Payable. Any accounts payable other than the Assumed Accounts Payable.

                    (g) Retained Assets. All liabilities relating to or arising out of assets of the Sellers other than the Purchased Assets.

          2. Time and Place of the Closing. The closing of the transactions contemplated herein (the “Closing”) shall take place at 9:30 a.m. at the offices of Troutman Sanders, LLP, 405

Lexington Avenue, New York, New York 10174 on May 7, 2007 unless otherwise agreed by the parties. The time and date upon which Closing occurs is herein referred to as the “Closing Date.”

          3. Sellers Representations and Warranties. Each of the Seller and Assignor (hereinafter collectively “Sellers”) jointly and severally hereby represent and warrant to the Buyer that:

                    3.1. Existence and Qualification. Each of the Sellers and the Subsidiaries is an entity duly organized, validly existing and in good standing under the statutes, laws, codes, ordinances, regulations, rules, orders, judgments, writs, injunctions, acts or decrees (the “Laws”) of its jurisdiction of organization, with full power and authority to conduct its business and to own or lease and operate its assets and properties as conducted and operated. Each of the Sellers and the Subsidiaries is duly qualified to conduct business as a foreign corporation and is in good standing in each other jurisdiction in which it is required to be qualified under the Laws of such jurisdiction.

                    3.2. Authority; Enforceability. The Sellers have the power and authority to enter into, execute and deliver this Agreement and each of the other documents being executed by Sellers in connection with this Agreement ( the“Sellers’ Ancillary Documents”) and to perform their obligations hereunder and thereunder. The execution, delivery and performance by the Sellers of this Agreement and Sellers’ Ancillary Documents have been authorized by all necessary action on behalf of the Sellers. This Agreement and the Sellers’ Ancillary Documents, have been duly executed and delivered by Sellers and each such document is the valid and binding obligation of the Sellers enforceable against them in accordance with their terms.

                    3.3. Capitalization. The authorized and outstanding equity interests of each of the Subsidiaries as of the date hereof are as set forth on Schedule 1.1. All of the Equity Interests are duly authorized, validly issued, fully paid and nonassessable. No equity interests of any of the Subsidiaries are reserved for issuance, and there are no agreements, commitments or arrangements providing for the issuance or sale of any capital stock or other equity interests of any of the Subsidiaries or any issued or outstanding options, warrants or rights to purchase, or any security or instrument convertible into or exchangeable for, any equity interests of any of the Subsidiaries. At the Closing and immediately thereafter, 100% of the outstanding shares of the capital stock of the Subsidiaries will be held by the Buyer.

                    3.4. Title to Equity Interests. AA has good title to all of the Equity Interests that it purports to own, free and clear of any Lien except as set forth in Schedule 3.4. All such Equity Interests are duly authorized and are validly issued, fully paid and nonassessable. There is no outstanding right, subscription, warrant, call, preemptive right, option or other agreement of any kind to purchase or otherwise to receive from any of the Sellers or the Subsidiaries any shares of the capital stock or any other security of, or any proprietary interest in, any of the Subsidiaries, and there is no outstanding security of any kind convertible into such capital stock or proprietary interest.

                    3.5. Consents and Approvals. The execution, performance and delivery by the Sellers of this Agreement and each of the Sellers’ Ancillary Documents and the consummation by the Sellers of the transactions contemplated hereby and thereby will not, except as set forth on Schedule 3.5: (a) conflict with or breach any provision of the Certificate or Articles of Incorporation or By-laws or comparable governing documents of any of the Sellers or the Subsidiaries; (b) require any of the Sellers or the Subsidiaries to make any filing or registration with, or obtain any other permit, authorization, consent or approval of, any governmental or regulatory authority; (c) conflict with, violate or breach any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in a material modification of, any of the terms, covenants, conditions or provisions of, or give rise to a right to terminate or accelerate or increase the amount of payment due under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement, or other instrument, commitment or obligation to which any of the Sellers or the Subsidiaries is a party, or by which any of them or any of their respective properties or assets may be bound; (d) result in the creation of any Lien on any of the properties or assets of any of the Sellers or the Subsidiaries; (e) violate any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award of a governmental authority (an “Order”) applicable to any of the Sellers or the Subsidiaries or any of their assets or the Business.

                    3.6. The Purchased Assets; Accounts Payable; Gift Card Liability.

                    (a) Except as set forth in Schedule 3.6(a), the Equity Interests, the 501 Madison Interests and the Purchased Assets constitute all of the rights, properties and assets (real, personal, mixed, tangible or intangible) which are sufficient for the conduct of the Business as conducted immediately prior to the Closing. No third party (including any affiliate of any of the Sellers other than any of the Subsidiaries) owns or has any interest by lease, license or otherwise in the Equity Interests, the 501 Madison Leases or the Purchased Assets. The documents of transfer to be executed and delivered by the Sellers at the Closing will be sufficient to convey good and marketable title to the Equity Interests, the 501 Madison Leases and the Purchased Assets to the Buyer, free and clear of all Liens except as set forth on Schedule 3.6(a).

                    (b) Schedule 3.6(b) contains a true, correct and complete list of all accounts payable of the Business as of April 18, 2007, which list sets forth the aging of such accounts payable.

                    (c) Schedule 3.6(c) contains a true, correct and complete list of all gift certificate liability of the Business as of December 30, 2006 and March 30, 2007. Schedule 3.6(c) also contains a true, correct and complete aggregate total by store location of all gift certificate redemptions for the period beginning April 1, 2006 and ending March 30, 2007. Except as set forth on Schedule 3.6(c), to the Knowledge of the Sellers or the Subsidiaries, there are no outstanding gift certificates issued by Sellers or any of the Subsidiaries pertaining to the Business that have yet to be redeemed.

                    3.7. Material Contracts.

                    (a) Schedule 3.7 sets forth a complete list of all Material Contracts (as defined below) pertaining to the Business. The term “Material Contracts” includes the following:

(i) any contract that provides for aggregate future payments after April 1, 2007 of more than $25,000 by any of the Sellers pertaining to the Business or by any of the Subsidiaries;

(ii) any contract with any current or former officer, director, partner, member, manager, stockholder or any affiliate of any of the Sellers pertaining to the Business or of any of the Subsidiaries;

(iii) any contract that was entered into other than in the ordinary course of business pertaining to the Business or any of the Subsidiaries;

(iv) any contract pertaining to the Business or any of the Subsidiaries for joint ventures, strategic alliances, partnerships, licensing arrangements or sharing of profits or proprietary information;

          (v) any contract pertaining to the Business or any of the Subsidiaries containing covenants not to compete in any line of business or with any individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust or joint venture, or a governmental agency or political subdivision thereof (a “Person”) in any geographical area or not to solicit or hire any individual with respect to employment or covenants of any other Person not to compete with regards to the Business or any of the Subsidiaries;

          (vi) any contract pertaining to the Business or of the Subsidiaries relating to the acquisition (by merger, purchase of stock or assets or otherwise) of any operating business or material assets or the capital stock or other equity interests of any Person;

          (vii) any contract pertaining to the Business or of the Subsidiaries that guarantees or indemnifies or otherwise causes any of the Subsidiaries to be liable for the obligations or liabilities of another, including indentures, guarantees, loan or credit agreements, purchase money obligations incurred in connection with the acquisition of property, pledge agreements and security agreements;

(viii) any contract pertaining to the Business or of the Subsidiaries providing for severance, retention, change in control or other similar payments;

(ix) any contract pertaining to the Business or of the Subsidiaries for the employment of any individual on a full-time, part-time or consulting or other business;

          (x) Contracts pertaining to the Business or of the Subsidiaries providing for indemnification by the Subsidiaries arising out of or in connection with any product or service offering in the Business (the “Business Products”);

(xi) any contract pertaining to the Business or of the Subsidiaries that involves the borrowing or lending of money;

(xii) any contract pertaining to the Business or of the Subsidiaries that contains any warranty terms in connection with the sale of Business Products; or

(xiii) Contracts pertaining to the Business or of the Subsidiaries that are otherwise material to the Subsidiaries.

                    (b) Each of the Material Contracts is in full force and effect and is the legal, valid and binding obligation of the executing Seller or Subsidiary, enforceable against them in accordance with its terms. Except as set forth in Schedule 3.7, none of the Sellers or the Subsidiaries is in material default under any Material Contract, nor, to the Knowledge of the Sellers or the Subsidiaries, is any other party to any Material Contract in material default thereunder, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a material default thereunder. Except as set forth in Schedule 3.7, 3.10 or 3.19, no party to any of the Material Contracts has exercised any termination rights with respect thereto, and no party has given notice of any significant dispute with respect to any Material Contract. The Sellers have delivered to the Buyer prior to the Closing true, correct and complete copies of all of the Material Contracts, together with all amendments, modifications or supplements thereto. For purposes of this Agreement, the term “Knowledge” shall mean the actual knowledge of the Person (including the actual knowledge of their officers and directors) or that knowledge which could have been acquired by the Person after making such due inquiry and exercising such due diligence as a prudent businessperson would have made or exercised in the management of its business affairs, including due inquiry of the officers, directors or management employees who could have reasonably be expected to have knowledge of the matters in question.

                    3.8. Absence of Liabilities. Except as set forth on Schedule 3.8 or in this Agreement or in any of the Schedules or Exhibits hereto, or as expressly set forth as exceptions to other representations or warranties in this Agreement, neither the Business nor any Subsidiary has any liabilities, including but not limited to any debt, loss, damage, adverse claim, liability or obligation (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise).

                    3.9. Absence of Certain Developments. Except as expressly contemplated by this Agreement or as set forth in the SEC Filings or on Schedule 3.9, since September 30, 2006 (i) the Sellers and the Subsidiaries have conducted the Business only in the ordinary course of the Business and (ii) there has not been any event, change, occurrence or circumstances that has had or could reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, the term “Material Adverse Effect” shall mean a change, effect, event, occurrence or circumstance that is materially adverse to (i) the business, assets, properties, results of operations, management, condition (financial or otherwise) or prospects of the Sellers and the Subsidiaries, taken as a whole, or (ii) the ability of the Sellers or the Subsidiaries to consummate the transactions contemplated by this Agreement or to perform their respective obligations under this Agreement or the other documents contemplated hereby. Without limiting the generality of the foregoing, except as expressly contemplated by this Agreement, since September 30, 2006:

                    (a) there has not been any material damage, destruction or loss, whether or not covered by insurance, with respect to the property and assets of the Sellers used in the operations of the Business or the property and assets of the Subsidiaries or the waiver of any right of material value;

                    (b) there has not been any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock or other equity interests of the Subsidiaries, or any repurchase, redemption or other acquisition by the Subsidiaries of any outstanding shares of capital stock or other securities of, or other equity interest in, the Subsidiaries;

                    (c) except in the ordinary course of business, neither any of the Sellers with respect to the Business nor any of the Subsidiaries have entered into any employment, deferred compensation, severance or similar agreement (nor amended any such agreement) or agreed to increase the compensation payable or to become payable by it to any of the directors, officers, partners, members, managers, employees, agents or representatives of the Sellers engaged in the Business or of the Subsidiaries or agreed to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation or disability, sick leave, deferred compensation, bonus o r other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such officers, employees, agents or representatives;

                    (d) none of the Sellers with regards to the Business or any of the Subsidiaries has made or rescinded any election relating to taxes or settled or compromised any claim relating to taxes;

                    (e) none of the Sellers with regards to the Business or any of the Subsidiaries have entered into any transaction or agreement, or sold, leased or otherwise transferred any assets, or incurred any liabilities, other than in the ordinary course;

                    (f) none of the Sellers with regards to the Business or any of the Subsidiaries have made any loans, advances or capital contributions to, or investments in, any Person other than any of the Sellers or the Subsidiaries;

                    (g) none of the Sellers with respect to the Business or the Subsidiaries have made or committed to make any capital expenditures or capital additions in excess of $500,000 in the aggregate;

                    (h) none of the Sellers with respect to the Business or the Subsidiaries have granted any license or sublicense of any rights under or with respect to any Intellectual Property (as hereinafter defined) except in the ordinary course in connection with the non-exclusive license of the Business Products;

                    (i) no act, omission, event or other occurrence has resulted in any Material Adverse Effect;

                    (j) none of the Sellers with respect to the Business nor any of the Subsidiaries have made any change in the accounting methods or practices it follows, whether for general financial or tax purposes or otherwise;

                    (k) none of the Sellers or any of the Subsidiaries has materially modified or terminated any Material Contract;

                    (l) none of the Sellers with regards to the Business or any of the Subsidiaries has suffered any labor dispute, strike or other work stoppage; and

                    (m) none of the Sellers or any of the Subsidiaries has agreed, committed, arranged or entered into any understanding to do anything set forth in this Section .

                    3.10. Real Property.

                    (a) Schedule 3.10 contains a true, correct and complete list of all the leases, subleases, licenses and other agreements for any real property utilized by the Sellers in the Business or any Subsidiary (the “Leases”). The Sellers do not own any real property in its conduct of the Business. No Subsidiary owns any real property.

                    (b) The Sellers or the Subsidiaries have good and marketable leasehold title to the Leases executed by them, which Leases are free and clear of all Liens due to the acts or omission of the tenant other than those set forth in Schedule 3.10. The Leases constitute all interests in real property currently used, occupied or held for use in connection with the Business. The Sellers have delivered to the Buyer true, correct and complete copies of the Leases, together with all amendments, modifications or supplements, if any, thereto. Each of the Leases is in full force and effect. That certain Addendum #2 to the Lease between MDN Wharfside, Ltd. (by assignment from Wharfside Holding, Inc.), as landlord, and Fore’le Ltd., Inc., as tenant is in full force and effect. The commencement date for the lease dated September 14, 2005 between the Chevy Chase Land company of Montgomery County, Maryland and Advanced K, LLC is April 1, 2006, and the expiration date for such lease is *April 30, 2021.

                    (c) Except as set forth in Schedule 3.10, neither Assignor nor the Subsidiaries are in default under any of the Leases, and no event has occurred and no circumstance exists which, if not remedied, and whether with or without notice or the passage of time or both, would result in such a default.

                    (d) Except as set forth on Schedule 3.10, all plants, structures and buildings of the Business are in good operating condition, are free of structural or other defects that could interfere with the conduct of the normal operations of such facilities and are suitable for the purposes for which they are currently being used. The Business complies in all material respects with each building, zoning, anti-pollution, health, occupational safety or other Law in respect of its plants, structures and equipment and their operations.

                    3.11. No Condemnation. To the Knowledge of Sellers, neither the whole nor any portion of the premises of the Leases is subject to any governmental decree or Order to be sold nor have any proceedings for the condemnation, expropriation or other taking of all or any portion of the premises of the Leases been instituted or, to the Knowledge of the Sellers or the Subsidiaries, threatened by any governmental authority, with or without payment therefore.

                    3.12. Absence of Questionable Payments. Neither the Sellers, the Subsidiaries nor any affiliate, director, officer, manager, member, partner, employee, agent, representative or other Person acting on behalf of the Sellers or the Subsidiaries has (i) used any funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activities of government officials or others, or (ii) accepted or received any unlawful contributions, payments, gifts or expenditures.

                    3.13. Intellectual Property.

                    (a) Schedule 3.13 sets forth an accurate and complete list of all Intellectual Property owned or used in the Business or by the Subsidiaries that have been registered in any jurisdiction, or for which an application to register the rights in such Intellectual Property has been filed in any jurisdiction. Schedule 3.13 lists the jurisdictions in which each such item of Intellectual Property has been issued or registered or in which any such application for such issuance and registration has been filed, and the name of the owner of each such registration or application. For purposes of this Agreement, the term “Intellectual Property” means (i) the trademarks, service marks, rights to use Internet domain names and other intangibles of a like nature set forth on Schedule 3.13 hereto, together with the goodwill associated with any of the foregoing, and all applications, registrations and renewals thereof (ii) the Software (as defined hereinafter) set forth on Schedule 3.13 hereto and (iii) any Trade Secrets (as defined hereinafter) associated with the Business other than as scheduled on Schedule 3.13 hereto.

                    (b) Except as disclosed in Schedule 3.13, the Subsidiaries are the sole and exclusive owners of, or have valid and continuing rights to use, sell and license, as the case may be, all of the Intellectual Property, free and clear of all Liens or obligations to others.

                    (c) Neither (i) the Intellectual Property owned, used, practiced or otherwise commercially exploited by any of the Sellers with regard to the Business or by any of the Subsidiaries, (ii) the development, manufacturing, licensing, marketing, importation, offer for sale, sale or use of any Business Products in connection with the Business as presently conducted nor (iii) the present and currently proposed business practices and methods of the Sellers pertaining to the Business or the Subsidiaries infringe, violate or constitute an unauthorized use or misappropriation of any patent, copyright, trademark, trade secret or other similar right, or any contractual right, of any Person (including pursuant to any non-disclosure agreements or obligations to which any of the Sellers or the Subsidiaries or any of the present or former employees of any of the Sellers or the Subsidiaries is a party), and further including any obligations that may exist with respect to any Software licensed by any of the sellers or any of the Subsidiaries under any open source license.

                    (d) Except with respect to licenses of generally available, commercial, off-the-shelf Software licensed pursuant to standardized end-user or enterprise licenses for Software in object code format available for a license fee of no more than $5,000, and except pursuant to the Intellectual Property Licenses listed in Schedule 3.13, none of the Sellers with regards to

Software used in the Business or by the Subsidiaries is required, obligated, or under any liability whatsoever, to make any payments or provide any other consideration of any kind, to any owner of, licensor of, or other claimant to any Intellectual Property, or to any other Person. For purposes of this Agreement, the term “Intellectual Property Licenses” (i) any grant to a third Person of any right to use any of the Intellectual Property, and (ii) any grant to the Seller or any of the Subsidiaries of a right to use a third Person’s intellectual property rights. The term “Software” means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, and (iv) all documentation including user manuals and other training documentation related to any of the foregoing.

                    (e) Schedule 3.13 sets forth a complete and accurate list of all contracts to which any of the Sellers or the Subsidiaries are a party (other than non-exclusive licenses entered into in the ordinary course in connection with the sale of Business Products and licenses of generally available, commercial, off-the-shelf Software licensed to the Sellers or the Subsidiaries pursuant to standardized end-user or enterprise licenses for Software in object code format available for a license fee of no more than $5,000) that (i) grant any Intellectual Property Licenses to or from the Sellers with regards to the Business or any of the Subsidiaries, (ii) contain a covenant not to compete or otherwise limit the ability of the Business or the Subsidiaries to use or exploit fully any of the Intellectual Property, or (iii) contain an agreement by any of the Sellers or the Subsidiaries to indemnify any other Person against any claim of infringement of, violation, misappropriation or unauthorized use of any Intellectual Property. The Sellers and the Subsidiaries have delivered to the Buyer true, correct and complete copies of each such contract set forth on Schedule 3.13, together with all amendments, modifications or supplements thereto.

                    (f) Each of the Intellectual Property Licenses is in full force and effect and is the legal, valid and binding obligation of one or more of the Sellers and the Subsidiaries and the counterparties to such Intellectual Property Licenses. None of the Sellers or the Subsidiaries is in default under any Intellectual Property License, nor, to the Knowledge of any of the Sellers or the Subsidiaries, is any other party to any Intellectual Property License in default thereunder, and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. No party to any of the Intellectual Property Licenses has exercised any termination rights with respect thereto.

                    (g) Except in the ordinary course of conducting business, no Trade Secret or any other non-public, proprietary information material to the Business or the Subsidiaries as presently conducted or as presently proposed to be conducted has been authorized to be disclosed or has been actually disclosed to any Person other than pursuant to a written non-disclosure agreement with one or more of the Sellers or the Subsidiaries that includes appropriate restrictions on the disclosure and use of such information designed to preserve such information’s status as confidential or as a Trade Secret. The Sellers and the Subsidiaries have taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all such Trade Secrets and non-public, proprietary information, including invention disclosures, of the Sellers and the Subsidiaries. Each employee, consultant and independent contractor of the Sellers and the Subsidiaries who has or has had access to proprietary information relating to the Business has entered into a written non-disclosure and invention assignment agreement with any Seller or Subsidiary in a form set forth in Schedule 3.13. For purposes of this agreement, the term “Trade Secret” refers to any discoveries, concepts, ideas, research and development, know-how, formulae, inventions, compositions, technical data, procedures, designs, drawings, specifications, databases, and other proprietary and confidential information, including customer lists, supplier lists, pricing and cost information, and business and marketing plans and proposals of the Sellers pertaining to the Business or of the Subsidiaries, in each case excluding any rights in respect of any of the foregoing that comprise or are protected by service marks.

                    (h) None of the Sellers or the Subsidiaries is the subject of any pending or, to the Knowledge of the Sellers or the Subsidiaries, threatened proceedings which involve a claim of infringement, misappropriation, unauthorized use or violation of any intellectual property rights or contractual rights of any Person, or challenging the ownership, use, validity or enforceability by any of the Sellers or the Subsidiaries of any Intellectual Property. None of the Sellers or the Subsidiaries have received notice of any such threatened claim and to the Knowledge of the Sellers or the Subsidiaries there are no facts or circumstances that would form the basis for any claim of infringement, unauthorized use, misappropriation or violation of any intellectual property rights or contractual rights of any person against any of the Sellers or the Subsidiaries or challenging the ownership, use, validity or enforceability of any Intellectual Property. All of the rights in and to Intellectual Property of any of the Sellers or the Subsidiaries are valid and enforceable.

                    (i) To Seller’s Knowledge, no Person is infringing, violating, misusing or misappropriating any Intellectual Property. No claims of such infringements, violations, misuse or misappropriations have been made against any Person by any of the Sellers or the Subsidiaries.

                    (j) The consummation of the transactions contemplated hereby will not result in the loss or impairment of the use in the Business of any of the Intellectual Property. Except as set forth on Schedule 3.13, no consent of any licensor or other Person is required in order to transfer to Buyer any license or other rights of any of the Sellers or the Subsidiaries to the Intellectual Property.

                    (k) No present or former employee of any of the Sellers or the Subsidiaries has any right, title, or interest, directly or indirectly, in whole or in part, in any Intellectual Property. To the Knowledge of any of the Sellers or the Subsidiaries, no employee, consultant or independent contractor of any of the Sellers or the Subsidiaries is, as a result of or in the course of such employee’s, consultant’s or independent contractor’s engagement by any of the Sellers or the Subsidiaries, in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of invention agreement or similar agreement.

                    (l) Schedule 3.13 sets forth separately a complete and accurate list of (i) all Software that is owned exclusively by any of the Sellers or the Subsidiaries that is material to the operation of the Business, (ii) all Software that is used by any of the Sellers or the Subsidiaries in the Business that is not exclusively owned by the Sellers or the Subsidiaries, excluding generally available, commercial, off-the-shelf Software licensed pursuant to standardized end-user or enterprise licenses for Software in object code format available for a license fee of no more than $5,000 and (iii) for each of the foregoing items of Software, any and all contracts pursuant to which any of the Sellers or the Subsidiaries derives its ownership of or right to use such item of Software.

                    3.14. Title to Assets. Schedule 3.14 includes an unaudited balance sheet dated as of March 30, 2007. The Subsidiaries own outright and have good and marketable title to all of their assets and properties, including, without limitation, all of the assets and properties located at the stores operated by the Business and Sellers have good and marketable title to the Purchased Assets, in each case free and clear of any Lien, except for (i) Liens described in Schedule 3.6; or (ii) Liens securing taxes, assessments, governmental charges or levies, or the claims of materialmen, carriers, landlords and like Persons, all of which are not yet due and payable or (iii) Liens being released immediately prior to the Closing hereof. Schedule 3.14 sets forth all leases of personal property (“Personal Property Leases”) relating to personal property used in the Business or to which any of the Subsidiaries is a party. Sellers have delivered to the Buyer true, correct and complete copies of the Personal Property Leases, together with all amendments, modifications or supplements thereto. Each of the Personal Property Leases is in full force and effect and except as set forth in Schedule 3.14, none of the Subsidiaries have received or given any notice of any default or event that with notice or lapse of time, or both, would constitute a default by any of the Subsidiaries and, to the Knowledge of the Sellers or the Subsidiaries, no other party is in default thereof. All machinery, equipment, furniture, fixtures and other material items of personal property used in the Business are in good operating condition and fit for operation in the ordinary course of the Business (subject to normal wear and tear) with no defects that could reasonably be expected to interfere with the conduct of the normal operation of such equipment, furniture, fixtures and other personal property and are suitable for the purposes for which they are currently being used.

                    3.15. Employee Benefit Plans. Except as disclosed on Schedule 3.15:

                    (a) (i) none of the Sellers, for the benefit of persons employed by the Business, or the Subsidiaries nor any other Person that, together with the Sellers or their Subsidiaries, would be treated as a single employer (an “ERISA Affiliate”) under Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”), maintains or sponsors, or has any liability, contingent or otherwise, with respect to, any (i) employee benefit plan, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) employment contract or (iii) bonus, deferred compensation, incentive compensation, performance compensation, stock purchase, stock option, stock appreciation, restricted stock, phantom stock, savings, profit sharing, severance, termination pay (other than statutory or common law requirements for reasonable notice), health or other medical, salary continuation, cafeteria, dependent care, vacation, sick leave, holiday pay, fringe benefit, reimbursement, life insurance, disability or other (whether insured or self-insured) insurance, supplementary unemployment, pension retirement, supplementary retirement, welfare or other plan, program, policy or arrangement, whether written or unwritten, formal or informal, which any current or former employee, consultant or director of the Sellers participating in the Business or of the Subsidiaries or any ERISA Affiliate of any of the Sellers or the Subsidiaries participated or participates in or was or is covered under, or was or is otherwise a party, and with respect to which any of the Sellers or the Subsidiaries or any ERISA Affiliate of any of the Sellers or the Subsidiaries is or ever was a sponsor or participating employer, or had or has an obligation to make contributions, or was or is otherwise a party (a “Benefit Arrangement”), (ii) no Benefit Arrangement provides or has ever provided post-retirement medical or health benefits or severance benefits, except to the extent required by Part 6 of Title I of ERISA or similar state Laws, and (iii) no Benefit Arrangement is or has ever been a “welfare benefit fund,” as defined in Section 419(e) of the Code, or an organization described in Sections 501(c)(9) or 501(c)(20) of the Code. The Sellers have delivered to the Buyer true and complete copies of: (i) each written Benefit Arrangement document and a description of each unwritten Benefit Arrangement, (ii) each summary plan description relating to any Benefit Arrangement, (iii) each trust, insurance or other funding contract or agreement relating to any Benefit Arrangement, (iv) each administrative services contract or agreement relating to any Benefit Arrangement, (v) the three most recent annual reports (Forms 5500) for each Benefit Arrangement (including all related schedules), if applicable, and (vi) the most recent Internal Revenue Service determination letter, opinion, notification or advisory letter (as the case may be) for each Benefit Arrangement which is intended to constitute a qualified plan under Section 401 of the Code. None of the Subsidiaries nor any of their ERISA Affiliates has any obligation or commitment to establish, maintain, operate or administer any new Benefit Arrangement or to amend any Benefit Arrangement so as to increase benefits thereunder or otherwise.

                    (b) Neither the Sellers, with respect to the Business, the Subsidiaries nor any of their ERISA Affiliates have or have ever had any liability with respect to any Benefit Arrangement that is subject to Title IV of ERISA, including a “multiemployer plan”, as defined in Section 3(37) of ERISA, or a “single employer plan” within the meaning of Section 4001(a)(15) of ERISA. Neither the Sellers, with respect to the Business, the Subsidiaries nor any of their ERISA Affiliates have terminated a Benefit Arrangement with respect to which any liability remains outstanding.

                    (c) Each Benefit Arrangement conforms to, and has been operated and administered in compliance with, its terms and all applicable Laws, including ERISA and the Code, and including, but not limited to the requirements of ERISA Sections 601 et seq. and 701 et seq. and Sections 4980B, 9801 and 9802 of the Code. Each Benefit Arrangement intended to be qualified under Section 401(a) of the Code is so qualified and is the subject of a currently effective favorable determination letter issued by the Internal Revenue Service with respect to the qualification of such Benefit Arrangement under the Code. No event has occurred, and no condition exists, which could adversely affect the tax-qualified status of any such Benefit Arrangement. None of the Sellers with respect to any Benefit Arrangement maintained for the benefit of the Business, the Subsidiaries nor any of their ERISA Affiliates have incurred or is subject to a tax under Section 4979 of the Code. No Benefit Arrangement has assets that include securities issued by the Sellers, the Subsidiaries or any of their ERISA Affiliates.

                    (d) There are no pending or, to the Knowledge of any of the Sellers or the Subsidiaries, threatened actions, suits, claims, trials, arbitrations, investigations or other proceedings by any Person or governmental authority, including any present or former participant or beneficiary under any Benefit Arrangement (or any beneficiary of any such participant or beneficiary) involving any Benefit Arrangement or any rights or benefits under any

Benefit Arrangement other than ordinary and usual claims for benefits by participants or beneficiaries thereunder. No event has occurred and no condition exists that could subject any of the Sellers or the Subsidiaries or the fund of any Benefit Arrangement to the imposition of any tax or penalty with respect to any Benefit Arrangement, whether by way of indemnity or otherwise. All contributions required to have been made or remitted and all expenses required to have been paid by the Sellers or the Subsidiaries to or under any Benefit Arrangement under the terms of any such plan, any agreement or any applicable Law have been paid within the time prescribed by any such plan, agreement or Law. All contributions to or under any Benefit Arrangement have been currently deductible under the Code when made. No “prohibited transaction” (as defined in ERISA Section 406) or breach of fiduciary responsibility has occurred with respect to any Benefit Arrangement for which a tax, penalty or other liability of whatever nature could be incurred by the Sellers or the Subsidiaries, whether by way of indemnity or otherwise.

                    (e) There is no contract, agreement or benefit arrangement covering any current or former employee or director of the Sellers with respect to the Business or the Subsidiaries nor any of their ERISA Affiliates which, individually or in the aggregate, could be expected to give rise to the payment of any amount which would constitute an “excess parachute payment” (as defined in Section 280G of the Code) or be nondeductible under Section 162(m) of the Code. Neither the execution of this Agreement nor the consummation of any of the transactions contemplated hereby will, either alone or in conjunction with any other event (including the termination of an employee’s employment) (i) result in any obligation or liability (with respect to accrued benefits or otherwise) on the part of the Sellers with respect to the Business or the Subsidiaries nor any of their ERISA Affiliates under any Benefit Arrangement, or to any present or former employee, director, officer, stockholder, contractor or consultant of the Sellers with respect to the Business or the Subsidiaries nor any of their ERISA Affiliates, (ii) be a trigger event under any Benefit Arrangement that will result in any payment (whether of severance pay or otherwise) becoming due to any such present or former employee, officer, director, stockholder, contractor, or consultant, or (iii) accelerate the time of payment or vesting, or increase the amount, of any compensation theretofore or thereafter due or granted to any employee, officer, director, stockholder, contractor, or consultant of the Sellers with respect to the Business or the Subsidiaries nor any of their ERISA Affiliates.

                    (f) Each Benefit Arrangement may be amended or terminated unilaterally by the Sellers or the Subsidiaries at any time without liability or expense to the Sellers or the Subsidiaries nor any of their ERISA Affiliates as a result thereof (other than for benefits accrued through the date of termination or amendment and reasonable administrative expenses related thereto) and no plan documentation or agreement, summary plan description or other written communication restricts or prohibits the Sellers or the Subsidiaries nor any of their ERISA Affiliates from amending or terminating any such Benefit Arrangement.

                    (g) No Benefit Arrangement is required to comply with the provisions of any foreign Law.

                    3.16. Labor.

                    (a) Schedule 3.16 sets forth the payroll of the Business for the period therein set forth. The Sellers have delivered to the Buyer a copy of each employment, consulting or independent contractor agreement, confidentiality/assignment of inventions agreement and/or non-competition agreement entered into with an employee or service provider of the Sellers participating in the Business or the Subsidiaries. To the Knowledge of the Sellers or the Subsidiaries, no key employee participating in the Business has any plans to terminate employment or service with the Sellers or the Subsidiaries.

                    (b) There are no personnel policies applicable to the employees of the Sellers participating in the Business or the Subsidiaries, other than employee manuals, true and complete copies of which have previously been provided to the Buyer.

                    (c) Except as set forth on Schedule 3.16, with respect to current and former employees and service providers of the Sellers participating in the Business and of the Subsidiaries (each a “Service Provider”):

          (i) To Seller’s Knowledge, the Sellers and the Subsidiaries are and have been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including any Laws respecting minimum wage and overtime payments, employment discrimination, workers’ compensation, family and medical leave, immigration, and occupational safety and health requirements, and has not and is not engaged in any unfair labor practice;

          (ii) To Seller’s Knowledge, there is no basis for any claim by any Service Provider that such Service Provider was subject to a wrongful discharge or any employment discrimination by the Sellers or the Subsidiaries, or their respective management, arising out of or relating to such Service Provider’s race, sex, age, religion, national origin, ethnicity, handicap or any other protected characteristic under applicable Laws;

          (iii) To Seller’s Knowledge, except as provided in Schedule 3.16, there is not now, nor within the past six years has there been, any actions, suits, claims, labor disputes or grievances pending, or, to the Knowledge of the Sellers or the Subsidiaries, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Service Provider, including charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in any liability to the Sellers or the Subsidiaries;

          (iv) the Service Providers of the Sellers participating in the Business and of the Subsidiaries are not and have never been represented by any labor union, no collective bargaining agreement is binding and in force against any of the Sellers pertaining to the Business or the Subsidiaries or is currently being negotiated by any of the Sellers pertaining to the Business or the Subsidiaries, and to the Knowledge of any of the Sellers or the Subsidiaries, no union organization campaign is in progress with respect to any of the Service Providers, and no question concerning representation exists respecting such Service Providers;

          (v) neither the Sellers with regards to the Business nor any of the Subsidiaries have entered into any agreement, arrangement or understanding restricting its ability to terminate the employment of any or all of its current Service Providers at any time, for any lawful or no reason, without penalty or liability;

          (vi) To Seller’s Knowledge, each Service Provider classified by the Sellers participating in the Business or the Subsidiaries as an independent contractor satisfies and has satisfied the requirements of any applicable Law to be so classified, and the Sellers and the Subsidiaries have fully and accurately reported such independent contractors’ compensation on IRS Forms 1099 when required to do so;

          (vii) None of the Sellers or the Subsidiaries have any liability for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority with respect to unemployment compensation benefits, social security or other benefits or obligations for Service Providers participating in the Business (other than routine payments to be made in the normal course of business and consistent with past practice); and

          (viii) There are no pending, or, to Seller’s Knowledge, threatened or reasonably anticipated claims or actions against any of the Sellers arising out of the Business or against any of the Subsidiaries under any worker’s compensation policy or long-term disability policy.

                    (d) No “mass layoff,” “plant closing” or similar event as defined by the Worker Adjustment and Retraining Notification Act with respect to any of the Sellers with regards to the Business or with respect to the Subsidiaries has occurred.

                    3.17. Environmental Matters.

                    (a) Each Seller, with respect to the Business, and each Subsidiary has complied in all material respects with all Environmental Laws and to the Knowledge of the Sellers or the Subsidiaries, none of the Sellers, with respect to the Business, or the Subsidiaries has any material liability under any Environmental Law. “Environmental Laws” means any and all applicable local, state or federal permits and relating to environmental protection, pollution control or environmental contamination, or the management of Hazardous Substances, including, but not limited to, the Resource Conservation & Recovery Act, 42 U.S.C. §6901 et seq., as amended, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §9601 et seq., as amended (“CERCLA”), the Federal Water Pollution Control Act, 33 U.S.C. §1251 et seq., as amended, the Safe Drinking Water Act, 21 U.S.C. §349, 42 U.S.C. §§201, 300f , as amended, the Clean Air Act, 42 U.S.C. §7401 et seq., as amended, and the Toxic Substances Control Act, 15 U.S.C. §2601 et seq., as amended, and analogous state Laws.

                    (b) No notice, citation, summons or Order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the best Knowledge of the Sellers or the Subsidiaries, threatened, by any federal, state, local or foreign governmental or regulatory agency or authority: (i) with respect to any alleged violation by any of the Sellers with respect to the Business or any of the Subsidiaries of any Environmental Law; or (ii) with respect to any alleged failure by any of the Sellers with respect to the Business or any of the Subsidiaries to have any required permit; or (iii) with respect to any use, possession, generation, treatment, storage, recycling, transportation or arrangement for transportation or disposal of any substance regulated under any Environmental Laws (“Hazardous Substances”), including, without limitation, hazardous substances as defined by CERCLA, petroleum products, radioactive materials and asbestos by any of the Sellers with respect to the Business or any of the Subsidiaries.

                    (c) Neither any of the Sellers with respect to the Business nor any of the Subsidiaries has received any request for information, notice of claim, complaint, demand or notification that it is or may be responsible or potentially responsible or liable with respect to any threatened or actual Release of any Hazardous Substance. No oral or written notification of a Release or threat of Release of a Hazardous Substance has been filed by or on behalf of any of the Sellers with respect to the Business or any of the Subsidiaries or in relation to any real property now or previously owned, operated or leased by any of the Sellers with respect to the Business or any of the Subsidiaries. To the Knowledge of the Sellers or the Subsidiaries, no such real property is listed or proposed for listing on the National Priority List promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites. There have been no governmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of any of the Sellers or any of the Subsidiaries relating to the Business, true and correct copies of which have not been delivered to the Buyer prior to the date hereof.

                    (d) None of the Sellers with respect to the Business or the Subsidiaries have managed any Hazardous Substances on any property leased by any of the Sellers with respect to the Business or by any of the Subsidiaries in a manner which is in material violation of any Environmental Law, or will give rise to any material liability under any Environmental Law.

                    3.18. Bank Accounts. The Sellers and the Subsidiaries do not maintain any bank account, brokerage account or safe deposit boxes.

                    3.19. Litigation. Except as set forth on Schedule 3.19, there are no law suits, claims, investigations or actions or administrative proceedings (collectively, “Proceedings”) against any of the Sellers pertaining to the Business or any of the Subsidiaries pending or, to the Knowledge of any of the Sellers or the Subsidiaries, threatened against any of the Sellers or the Subsidiaries, or the transactions contemplated by this Agreement, nor are there any judgments, decrees or Orders to which any of the Sellers with regards to the Business or any of the Subsidiaries is subject. None of the Sellers or the Subsidiaries are subject to any Order.

                    3.20. Insurance. The Sellers and the Subsidiaries collectively maintain the insurance policies pertaining to the Business set forth in Schedule 3.20. Each of these policies are in full force and effect for such amounts as are sufficient for all requirements of Law and all agreements pertaining to the Business to which any of the Sellers or the Subsidiaries is a party or by which such Persons are bound. In the opinion of management of Sellers, the nature and extent of such insurance coverage is reasonable, given the nature of the risks inherent in the Business. Except as set forth on Schedule 3.20, to the Knowledge of Sellers and Subsidiaries, there are no outstanding unpaid claims under any such policy or binder and to the extent any such claims shall exist, they shall be the sole responsibility of Sellers. Excluding insurance policies that have expired and been replaced in the ordinary course of the Business, no insurance policy has been canceled within the last two years and, to the Knowledge of the Sellers or the Subsidiaries, no threat has been made to cancel any insurance policy of any of the Sellers pertaining to the Business or of any of the Subsidiaries during such period.

                    3.21. Tax Matters. Except as set forth in Schedule 3.21:

                    (a) Each of the Sellers with respect to the Business and each of the Subsidiaries has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) all Tax Returns (as defined below) required to be filed by them, (ii) all Taxes with respect to taxable periods covered by such Tax Returns, have been timely paid in full or will be timely paid in full by the due date thereof, (iii) there are no liens for Taxes with respect to any of the assets or properties of any of the Sellers pertaining to the Business or any of the assets or properties of the Subsidiaries. With respect to any period for which Tax Returns pertaining to the Business have not yet been filed or for which Taxes pertaining to the Business are not yet due or owing, the Sellers and the Subsidiaries have made due and sufficient accruals for such taxes in the Financial Statements and in their books and records. All required estimated tax payments sufficient to avoid any underpayment penalties or interest have been made by or on behalf of the Sellers with respect to the Business and the Subsidiaries. The Sellers with respect to the Business and the Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of taxes in connection with amounts paid or owing to any employee, independent contractor, creditor, equity owner or other third party and have duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all applicable Laws. “Tax Return” or “Tax Returns” shall mean all returns, declarations of estimated tax payments, reports, estimates, information returns and statements, including any related or supporting information with respect to any of the foregoing, filed or to be filed with any Taxing Authority in connection with the determination, assessment, collection or administration of any Taxes.

                    (b) None of the Sellers with respect to the Business or the Subsidiaries is party to or bound by any tax sharing agreement, tax indemnity obligation or similar agreement, arrangement or practice with respect to Taxes (including any advance pricing agreement, closing agreement or other agreement relating to Taxes with any domestic, foreign, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising tax regulatory authority (each, a “Taxing Authority”)).

                    (c) The Sellers have delivered to the Buyer complete copies of (i) all federal, state, local and foreign income or franchise Tax Returns of Sellers and the Subsidiaries pertaining to the Business relating to the taxable periods ended June 30, 2005 and June 30, 2006 and (ii) any audit report issued within the last three years relating to any taxes due from or with respect to the Sellers pertaining to the Business or any of the Subsidiaries. Schedule 3.21 lists each such audit. Except as set forth on Schedule 3.21, there are no audits or investigations of the Sellers pertaining to the Business or any of the Subsidiaries by any Taxing Authority in progress, nor have the Sellers or any of the Subsidiaries received any notice from any Taxing Authority that it intends to conduct such an audit or investigation. No claim has been made by a Taxing Authority in a jurisdiction where the Sellers or any of the Subsidiaries do not file Tax Returns pertaining to the Business to the effect that any of the Sellers or the Subsidiaries are or may be subject to taxation by that jurisdiction. There are no Liens on any of the assets of the Sellers pertaining to the Business or any of the Subsidiaries arising as a result of any failure (or alleged failure) to pay any tax. The Sellers, with regard to the Business, and the Subsidiaries have disclosed on their federal income Tax Returns all positions taken therein that could give rise to substantial understatement of federal income Tax within the meaning of Section 6662 of the Code, and none of the Sellers with regard to the Business or the Subsidiaries have participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

                    (d) None of the Sellers with regard to the Business nor the Subsidiaries shall be required to include in a taxable period ending after the Closing Date taxable income attributable to income that accrued in a prior taxable period but was not recognized in any prior taxable period as a result of the installment method of accounting, the long-term contract method of accounting, the cash method of accounting, intercompany transactions or excess loss accounts described in Treasury Regulations under Section 1502 of the Code or any comparable provision of state, local, or foreign Tax Law, income resulting from a change in accounting method as required under section 481(a) of the Code, or income required to be included under Section 381 of Code.

                    (e) Except as set forth on Schedule 3.21, none of the Sellers with respect to the Business nor any of the Subsidiaries have (i) entered into any agreements or waivers extending, or having the effect of extending, the statutory period of limitations applicable to any material Tax returns required to be filed with respect to any of the Sellers or the Subsidiaries, (ii) requested any extension of time within which to file any Tax Return, which return has not yet been filed and (iii) no power of attorney with respect to any Tax Return has been executed or filed with any Taxing Authority by or on behalf of any of the Sellers with respect to the Business or any of the Subsidiaries. There is no contact covering any Person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by reason of Section 280G of the Code. None of Sellers with respect to the Business or any of the Subsidiaries is a party to any tax allocation or tax sharing agreement nor has any liability for the taxes of any Person under Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under Law) as a transferee, or successor, by contract, or otherwise.

                    (f) None of the Sellers or the Subsidiaries have received any notice of any action, dispute, claim or audit now pending, or to the Knowledge of the Sellers or the Subsidiaries, proposed or threatened against, or with respect to, the Sellers or the Subsidiaries, in respect of any Taxes pertaining to the Business.

                    3.22. Licenses; Permits. Schedule 3.22 sets forth all material certificates, licenses, permits, authorizations and approvals (the “Permits”) held by the Sellers in connection with the operation of the Business and the Subsidiaries (the “Business Permits”). Except as indicated in Schedule 3.22, each of the Sellers and the Subsidiaries has complied in all material respects with the terms and conditions of all such certificates, permits, authorizations and approvals. The Sellers and the Subsidiaries currently have all Permits which are required for the operation of the Business as presently conducted, other than those the failure of which to possess is immaterial. Other than as set forth on Schedule 3.22, none of the Sellers or the Subsidiaries is in default or violation in any material respect, and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation, in any material respect of any term, condition or provision of any Business Permit, and to the Knowledge of any of the Sellers or the Subsidiaries, there are no facts or circumstances which form the basis for any such default or violation.

                    3.23. Related Party Transactions. Except as set forth on Schedule 3.23, no employee, officer, director, shareholder, partner, manager or member of any of the Sellers with respect to the Business or the Subsidiaries, or any member of his or her immediate family or any of their respective affiliates (“Related Persons”) (i) owes any amount to the Subsidiaries nor do any of the Sellers or the Subsidiaries owe any amount to, nor have any of the Sellers or the Subsidiaries committed to make any loan or extend or guarantee credit to or for the benefit of, any Related Person, (ii) is involved in any business arrangement or other relationship (other than customary employment relationships) with any of the Sellers or the Subsidiaries (whether written or oral), (iii) owns any property or right, tangible or intangible, that is used by any of the Sellers or the Subsidiaries (other than rights arising out of employment arrangements) or (iv) has any claim or cause of action against any of the Sellers or the Subsidiaries.

                    3.24. Suppliers. Schedule 3.24 sets forth a list identifying the major suppliers to the Sellers and the Subsidiaries with respect to the Business.

                    3.25. Inventory. The inventory of the Sellers pertaining to the Business and of the Subsidiaries (the “Inventory”) consists of retail products and supplies, all of which is merchantable and fit for the purpose for which it was procured or manufactured. Schedule 3.25 includes a list of all Inventory by category and the value of all inventory contained in such category as of April 2, 2007. The value of the inventory set forth in Schedule 3.25 is stated at cost. There have been no material changes in the value of such inventories during the period beginning on April 2, 2007 and ending on the Closing Date. The Sellers and the Subsidiaries have good title to all of the Inventory, free and clear of any Lien except as set forth on Schedule 3.4.

                    3.26. Product Warranty. Each Business Product manufactured by the Sellers or the Subsidiaries has been in material conformity with all applicable contractual commitments. No Business Product manufactured, sold or delivered by the Sellers or the Subsidiaries is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale.

                    3.27. Compliance with Applicable Laws. To the Knowledge of Sellers, each of the Sellers and the Subsidiaries are in compliance in all material respects with all Laws of each governmental authority applicable to the Business or the operations or assets pertaining to the Business. Since June 30, 2006, none of the Sellers or the Subsidiaries has received any notice of or been charged with the violation of any Law. To the Knowledge of the Sellers and the Subsidiaries, none of the Sellers or the Subsidiaries is under investigation with respect to the violation of any Law and to the Knowledge of Sellers and Subsidiaries there are no facts or circumstances which could reasonably form the basis for any such violation other than violations which would have an immaterial affect on the Business.

          4. Representations and Warranties by the Buyer. The Buyer represents and warrants to the Sellers as follows:

                    4.1. Authority. The Buyer has the power and authority to enter into, execute and deliver this Agreement, and each of the other documents to be executed by Buyer in connection herewith (“Buyer Ancillary Documents”) and to perform the Buyer’s obligations hereunder and thereunder. The execution and delivery of this Agreement, the Pledge Agreement, and each of Buyer Ancillary Documents, the consummation of the transactions contemplated hereby and thereby and the performance by the Buyer of this Agreement, the Pledge Agreement and the Buyer Ancillary Documents in accordance with their respective terms and conditions have been duly authorized by Buyer.

                    4.2. Enforceability. This Agreement and each of the Buyer Ancillary Documents have been duly executed and delivered by the Buyer and each constitutes the valid and binding agreement of the Buyer enforceable against it in accordance with the terms hereof and thereof.

                    4.3. Existence and Qualification. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business and to own and operate its assets and properties as conducted and operated. Buyer is duly qualified to conduct business as a foreign corporation where it will be required to be qualified after the Closing hereof and is in good standing in each such jurisdiction.

                    4.4. Consents and Approvals. The execution, performance and delivery by the Buyer of this Agreement and the Buyer Ancillary Documents, the consummation by the Buyer of the transactions contemplated hereby and thereby and the compliance by the Buyer with the provisions hereto and thereto will not (a) require the Buyer to make any filing or registration with, or obtain any other permit, authorization, consent or approval of, any governmental or regulatory authority; (b) conflict with or breach any provision of the Certificate of Incorporation or By-laws of the Buyer; (c) conflict with, violate or breach any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in a material modification of, any of the terms, covenants, conditions or provisions of, or give rise to a right to terminate or accelerate or increase the amount of payment due under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Buyer is a party, or by which it or any of its properties or assets may be bound; or (e) result in the creation of any Lien on any asset of the Buyer; (f) violate any order, writ, injunction, decree, judgment, or ruling of any court or governmental authority, applicable to the Buyer or the assets of the Buyer.

          5. Further Agreements of the Parties.

                    5.1. Conduct of Business. From the date hereof through the Closing Date, the Sellers shall cause the Subsidiaries to conduct their business in the ordinary course and to use commercially reasonable efforts to cause the Subsidiaries to preserve their business organization intact, keep available the services of their present officers, employees, consultants and agents, maintain their present suppliers and customers, preserve their goodwill and maintain their corporate and business records.

                    5.2. Gift Certificate Matters. Subject to the provisions of the Cosmedicine Supply Agreement, as part of the consideration for the transactions herein contemplated, Buyer will cause each of its subsidiaries to honor all gift certificates issued by the stores prior to the Effective Date of Sale in accordance with the terms of such gift certificates.

                    5.3. Effective Date of Sale; True Up. As hereinabove stated, the parties have agreed that 12:01 a.m. on April 1, 2007 is the Effective Date of Sale with respect to the transactions herein contemplated. Accordingly, promptly following the Closing, the parties and their representatives will meet to allocate costs and expenses, profit and loss and all other relevant matters to reflect that the Effective Date of Sale is April 1, 2007 and any party owing monies to the other as a result of such allocations and true up shall promptly pay over such monies to the other. For the avoidance of doubt, all revenues received by the Business after the Effective Date of Sale shall belong to Buyer and all costs and expenses of the Business after the Effective Date of Sale shall be borne by Buyer. If and to the extent any revenues were applied for other than an expense of the Business or an expense of the Business was paid by funds not generated by the Business, the parties shall reconcile such payments and expenses to reflect the effective ownership of the Business by Buyer as of the Effective Date of Sale. In the event the parties cannot agree within 30 days following the Closing, the parties shall agree upon an independent accounting firm (or a firm determined by the American Arbitration Association if the parties cannot agree). The parties shall use their best efforts to have all matters resolved by the arbitrator promptly and judgment may be entered upon the determination of the arbitrator in any court of competent jurisdiction. The cost of the arbitration and the expenses of the arbitrator and arbitration as well as the reasonable attorneys’ fees and expenses shall be borne by the parties in inverse proportion as they may prevail on matters resolved by the arbitrator which proportional allocation shall also be determined by the arbitrator at the time the arbitrator renders his or its decision on the merits.

          In addition to the true up to be undertaken promptly following the Closing, at regular intervals following the Closing Date and on notice from either party, the parties shall meet to determine the accuracy of the items either retained by the Sellers and/or assumed by or assigned Purchaser and to the extent that there has been an error; e.g., an Assumed Payable was greater than on the appropriate schedule, or the amount of a security deposit was not correctly stated, etc., the parties shall meet and attempt to reconcile the actual amounts versus the amounts that were on the schedules and account to each other accordingly. The same procedures as set forth above shall be used in the event of a dispute regarding any true up.

                    5.4. Post Closing Cooperation. Subject to the terms and conditions provided in this Agreement, each of the parties hereto agrees to use commercially reasonable efforts to take,

or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, the documents and instruments to be executed by the Sellers described in Section 1 hereof (the “Seller Ancillary Documents”) and the Buyer Ancillary Documents, and to cooperate with each of the other parties hereto in connection with the foregoing, including (i) to obtain all consents or approvals as are necessary in connection with the consummation of the transactions contemplated hereby, (ii) to effect all registrations and filings as are necessary or desirable in connection with the consummation of the transactions contemplated hereby, (iii) to defend any Proceedings (whether judicial or administrative, whether brought by private parties or governmental entities) challenging this Agreement or the consummation of the transactions contemplated hereby, (iv) to furnish to each other such information and assistance and to consult with respect to the terms of any registration, filing, application or undertaking as may be reasonably requested in connection with the foregoing, and (v) to cause the satisfaction (but not waiver) of the conditions set forth in Sections 6.1 and 6.2.

                    5.5. Access. After the Closing and upon reasonable notice, each of the parties hereto will furnish or cause to be furnished to each other and their affiliates and their respective employees, counsel and other representatives, access during normal business hours to such information relating to the Subsidiaries as may be reasonably necessary for financial, tax reporting, accounting and any other matters which may be relevant including transferring and/or obtaining any permits, licenses, etc. which Buyer may need to obtain. This also includes but is not limited to keeping available all such information as the Sellers may need to file any Tax Returns to include the accounts of the Subsidiaries up, to and through the Closing Date. Buyer agrees not to dispose of any books and records of the Subsidiaries for a period of five years after the Closing.

          6. Closing Conditions.

                    6.1. Buyer’s Closing Conditions. The obligation of the Buyer to effect the transactions contemplated hereby are subject to the fulfillment, or the waiver by the Buyer, at or prior to the Closing, of the conditions set forth below.

                    (a) The representations and warranties of the Sellers contained herein shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on the Closing Date and each Seller shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by such Seller under this Agreement on or prior to the Closing Date.

                    (b) Sellers shall have complied with their obligation to, and shall have delivered to the Buyer, all of the Seller Ancillary Documents, including the documents and instruments described in Section 1 hereof, in each case duly executed by all parties (other than Buyer).

                    (c) The Sellers shall have obtained the written confirmation that (i) the holders of any pledge or security interest in any Subsidiary’s assets or properties have released (or simultaneously with the Closing will release) from such pledge or security interest all assets and properties of the Subsidiaries that are the subject thereof and (ii) the beneficiary of any agreement under which any Subsidiary guarantees or otherwise becomes liable for the obligations or liabilities of another shall have released (or simultaneously with the Closing will release) such Subsidiary from any such guarantee obligation.

                    (d) There shall be no order, decree or injunction of a court of competent jurisdiction which prevents the consummation of the transactions contemplated by this Agreement.

                    (e) At the Closing, the Sellers shall also deliver to the Buyer:

          (i) “good standing” documents, including certifications by appropriate officials of their respective jurisdictions of formation and/or qualification, of the current payment of taxes and of the valid formation and good standing of each Subsidiary;

(ii) copies of the charter documents of each Subsidiary, certified as true and correct by the appropriate officials of their respective jurisdictions of formation;

(iii) copies of the by-laws (or the equivalent thereof) of each Subsidiary certified as true and correct by the Secretary of each Subsidiary;

(iv) the resignation, dated the Closing Date, of each director of each Subsidiary.

                    6.2. Sellers’ Closing Conditions. The obligation of the Sellers to effect the transactions contemplated hereby shall be subject to the fulfillment, or the waiver by the Sellers at or prior to the Closing, of the conditions set forth below.

                    (a) The representations and warranties of the Buyer contained herein shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on the Closing Date and the Buyer shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by it under this Agreement on or prior to the Closing.

                    (b) The Buyer shall have complied with their obligations to, and shall have delivered to Sellers, the $150,000 Note, the Assignment and Assumption Agreement, the Buyer Ancillary Documents, including the documents set forth in Section 1 hereof, in each case duly executed by Buyer.

                    (c) The Sellers and their affiliates shall have been released from all guarantees of any Subsidiary’s obligations granted by either of them for the benefit of any third party, and all collateral pledged by the Sellers or any of their affiliates to secure such guarantees shall have been released by the pledgee thereof.

                    (d) There shall be no order, decree or injunction of a court of competent jurisdiction which prevents or delays the consummation of the transactions contemplated by this Agreement.

                    (e) At the Closing, the Buyer shall also deliver to the Sellers:

       (i) a certificate, dated as of the date of the Closing, executed by the Secretary of the Buyer, certifying the Certificate of Incorporation and By-Laws and the incumbency of the officers of the Buyer; and

       (ii) “good standing” documents, including certifications by appropriate officials of its jurisdiction of incorporation, of the current payment of taxes and of the valid incorporation and good standing of the Buyer.

          7. Survival of Representations and Warranties.

                    7.1. Survival of Representations and Warranties of the Sellers. All of the Sellers’ representations and warranties, (and each Seller’s liability for any inaccuracy therein or breach thereof) shall survive the execution and delivery of this Agreement and the Closing hereunder and shall thereafter continue in full force and effect until the eighteenth month anniversary of the Closing Date; provided, however, that the representations and warranties set forth in Sections 3.15 (Employee Benefit Plans), 3.17 (Environmental Matters), 3.21 (Tax Matters) and Sections 3.1 (Existence and Qualification), 3.2 (Authority, Enforceability), 3.3 (Capitalization) and 3.4 (Title to Equity Interests) shall survive the Closing indefinitely. All of Sellers’ covenants and agreements shall survive the Closing Date without expiration.

                    7.2. Survival of Representations and Warranties of the Buyer. All of the representations, warranties, covenants and agreements (and the Buyer’s liability for an inaccuracy therein or breach thereof) shall survive the execution and delivery of this Agreement and the Closing hereunder and shall thereafter continue in full force and effect until the eighteenth month anniversary of the Closing Date; provided, however that the representations contained in Sections 4.1 (Authority), 3.2 (Enforceability) and 3.3 (Existence and Qualification) and 3.4 (Title to Equity Interests) shall survive the Closing indefinitely. All of Buyer’s covenants and agreements shall survive the Closing Date without expiration.

          8. Indemnification.

                    8.1. Obligation of the Sellers to Indemnify. Subject to the limitations in this Agreement, Sellers agree to indemnify, defend and hold harmless the Buyer (and its respective directors, officers, employees, affiliates, shareholders, agents, attorneys, successors and assigns) (“Buyer Indemnitees”) from and against all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys’ and consultants’ fees and disbursements) (collectively, “Losses”) based upon, arising out of or otherwise in respect of (i) any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Sellers in this Agreement or (ii) any Excluded Liability.

                    8.2. Obligation of the Buyer to Indemnify. Subject to the limitations in this Agreement, the Buyer agrees to indemnify, defend and hold harmless Sellers (and their respective agents, attorneys, affiliates, heirs, representatives, successors and assigns) (“Sellers’ Indemnitees”) from and against any Losses based upon, arising out of or otherwise in respect of (i) any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Buyer in this Agreement or (ii) any Assumed Liability.

                    8.3. Notice and Opportunity To Defend.

                    (a) Promptly after receipt by any person entitled to indemnity under this Agreement (the “Indemnitee”) of notice of any demand, claim or circumstances which, if true, will or can reasonably be expected to give rise to a claim or the commencement (or threatened commencement) by any third party of any action, proceeding or investigation (an “Asserted Liability”) that, if such third party prevails, will or could reasonably be expected to result in a Loss with respect to which any party is obligated to provide indemnification under this Agreement, the Indemnitee shall give notice thereof (the “Claims Notice”) to such other party (or parties) who is or can reasonably be expected to be obligated to provide indemnification pursuant to Section 8.1 or 8.2 (the “Indemnifying Party”). The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

                    (b) The Indemnifying Party may elect to defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to defend such Asserted Liability, it shall within 30 days after the date the Claims Notice is given (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party fails to defend the Asserted Liability, the Indemnitee may pay or defend such Asserted Liability and all reasonable expenses incurred by the Indemnitee in defending such Asserted Liability, shall be borne by the Indemnifying Party; provided, however, that no such expenses shall be borne by the Indemnifying Party unless the Asserted Liability is one which, if true, will or can reasonably be expected to give rise to a claim or is an actual or threatened action, proceeding or investigation by a third party that, if such third party prevails, will or can reasonably be expected to result in a Loss with respect to which any party (or parties) is obligated to provide indemnification under this Agreement. Neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the objection of the other; provided, however, that consent to settlement or compromise shall not be unreasonably withheld. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. Indemnitee shall at all times have the right not to seek indemnity from the Indemnifying Party and defend or compromise and settle if it fully releases Indemnifying Party from its indemnity obligations with respect to such claim.

                    8.4. Limitations on Indemnification by Sellers. Notwithstanding anything herein to the contrary, Sellers shall not be required to indemnify Buyer or Buyer’s Indemnitees except to the extent Losses exceed $25,000 and then only to the extent of any such excess and in no event shall Buyer or Buyer’s Indemnitees have any rights with respect to such excess except to offset any claims for Losses against the Note issued by Buyer to Sellers hereunder, subject to the right of Sellers to dispute such claims.

                    8.5. Limitation on Remedies. The parties agree that following the Closing, absent willful concealment or fraud, the indemnification provided herein and recourse pursuant to Section 10.9 to specific performance, where appropriate, shall be the sole and exclusive remedy of the parties for breaches of the representations, warranties, covenants and agreements of the parties contained in this Agreement.

          9. Termination.

                    9.1. Termination.

                    (a) Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated at any time by:

(i) the written consent of the Buyer and the Sellers;

       (ii) either the Buyer or the Sellers if the Closing does not occur on or before May 15, 2007; but only if such party seeking termination under this Section 9.1(a)(ii) shall not have prevented the Closing from occurring or otherwise failed to comply with its obligations hereunder;

       (iii) the Buyer, if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment on or prior to May 15, 2007, and shall not have been waived by Buyer, or if Sellers shall have breached in any material respect any of their representations, warranties or obligations hereunder and such breach shall not have been cured in all material respects or waived prior to the Closing; or

       (iv) the Sellers’, if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment on or prior to May 15, 2007, and shall not have been waived by the Sellers, or if the Buyer shall have breached in any material respect any of its representations, warranties or obligations hereunder and such breach shall not have been cured in all material respects or waived prior to the Closing.

                    (b) In the event of the termination of this Agreement by the Buyer or the Sellers pursuant to this Section 9.1, written notice thereof shall promptly be given to the other party and, except as otherwise provided herein, the transactions contemplated by this Agreement shall be terminated without further action by any party.

                    9.2. Effect of Termination.

                    (a) Except as otherwise expressly provided, upon the termination of this Agreement in accordance with Section 9.1, this Agreement shall forthwith become null and void, without any liability on the part of the parties hereto, and all obligations of the parties shall terminate except those which by their terms survive this Agreement; provided, however, that nothing contained in this Section 9.2 shall relieve any breaching party of any liability to any other party hereto for its breach hereof.

                    (b) Nothing herein shall diminish the obligations of the parties to use all good faith reasonable efforts to cause the conditions set forth in Sections 6.1 and 6.2 to be satisfied and to otherwise comply with their obligations hereunder.

          10. Miscellaneous.

                    10.1. Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of the Sellers and the Buyer.

                    10.2. Expenses. Regardless of whether the transactions provided for in this Agreement are consummated, except as otherwise provided herein, each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated herein.

                    10.3. Waiver of Compliance; Consents. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of a party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 10.2.

                    10.4. Notices. All notices and other communications hereunder shall be given by personal delivery, or registered overnight courier, or facsimile with receipt or by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

If to the Buyer, to:

GK Acquisition LLC c/o Angela L. Krivulka 3 Bucks Mill Lane Holmdel, New Jersey 07733 Telecopier No.: 732-335-4124

with copies to:

Michael J. Lerner Lowenstein Sandler 65 Livingston Avenue Roseland, New Jersey 07068 Telecopier No.: 973-597-2400

If to any of the Sellers, to:

Klinger Advanced Aesthetics, Inc. 501 Merritt 7, 5th Floor Norwalk, Connecticut 06851 Telecopier No.: 203-295-2102

with copies to:

Edward R. Mandell Troutman Sanders, LLP 405 Lexington Avenue New York, New York 10174 Telecopier No. 212-704-6160

                    10.5. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs and their respective successors and permitted assignees. Either party’s rights hereunder may be assigned without the consent of the other to any affiliate of such assignor (but no other) but no such assignment shall relieve the assigning party of all of its obligations to the other party hereto.

                    10.6. Governing Law; Venue. This Agreement was negotiated and entered into in the State of New York, and shall be governed by, construed and enforced in accordance with the internal laws of the State of New York, applied to contracts made in New York by New York domiciliaries to be wholly performed in New York without giving effect to the conflict of laws principles thereof. Each party covenants and agrees that the Supreme Court of the State of New York located in New York City or (in case of diversity) the United States District Court for the Southern District of New York shall have exclusive personal jurisdiction and be the sole proper venue over any dispute between the parties and no legal proceeding relating to this Agreement or any documents executed in connection herewith may be maintained except in either of such venues.

                    10.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                    10.8. Interpretation. The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the Agreement of the parties and shall not in any way affect the meaning or interpretation of the Agreement. As used in this Agreement: (a) the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof; and (b) the term “affiliate” shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended.

                    10.9. Entire Agreement. This Agreement, including the Schedules and Exhibits hereto and the documents, schedules, certificates and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

                    10.10. Specific Performance. Each of the parties hereto acknowledges and agrees that the Buyer, on the one hand, and the Sellers on the other hand, would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties hereto agrees that they each shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which such party may be entitled, at law or in equity.

                    10.11. Severability. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof.

[signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Purchase and Sale Agreement as of the date first above written.

ADVANCED AESTHETICS, LLC

By:

Name:
Title:

KLINGER ADVANCED AESTHETICS, INC.

By:

Name:
Title:

GK ACQUISITION LLC

By:

Angela L. Krivulka, Sole Member

EXHIBIT A

Purchased- Assets

Exhibit A

All the furniture, fixtures, supplies, equipment, inventory and other items for the conduct of business at the 501 Madison spa location.

All the furniture, fixtures, and equipment for the conduct of business at the 501 Madison office location.

All the necessary contracts listed in the schedules including Schedule 3.5.

EXHIBIT A-1

Seller’s Security Deposits

Klinger Advanced Aesthetics, Inc.
Security Deposits
Account #1870-#1880
as of 12/30/06

Account	Description	Balance	Comments
1870-10-00	501 Madison Avenue-Securtiy Deposit-RENT	49,962.34	501 Madison Avenue- Corp Offices
1870-33-00	Costa Mesa-South Coast Plaza-Securtiy Deposit-RENT	50,000.00	Costa Mesa- Lease Doc A-SEC 16.05
1870-35-00	501 Madison Avenue-Securtiy Deposit-RENT	70,000.00	501 Madison Avenue- Lease Doc B-SEC 16

1875-20-00	Chicago-Securtiy Deposit-UTILITY	368.96
1875-35-00	501 Madison Avenue-Securtiy Deposit-UTILITY	8,635.00
1875-36-00	Manhassett-Securtiy Deposit-UTILITY	5,630.00
1875-45-00	Palm Beach-Securtiy Deposit-UTILITY	200.30
1875-47-00	West Palm Beach-Securtiy Deposit-UTILITY	3,995.31	Florida Light & Power-OCT05 CK#14782,14874
1875-48-00	Boca Raton-Securtiy Deposit-UTILITY	3,023.00	Florida Light & Power-OCT05 CK#15171
1875-50-00	Chevy Chase Pavillion-Securtiy Deposit-UTILITY	2,335.00	OLD Facility- CC Pavillion

1880-10-00	SECURITY DEP-OTH.: HQ	44,675.00	Washington DC-Heartland (Palomar) Laser Lease #14690.002-monthly
			ACH lease payment
1880-26-00	SECURITY DEP-OTH.: DALL	17,870.00	Heartland (Palomar) Laser Lease #14690.003-monthly ACH lease payment
1880-30-00	SECURITY DEP-OTH.: LA	4,871.00	April 23,2004 Opening Balance
1880-33-00	SECURITY DEP-OTH.: SCP	17,870.00	Heartland (Palomar) Laser Lease #14690.004-monthly ACH lease payment
1880-46-00	SECURITY DEP-OTH.: PBG	17,870.00	Heartland (Palomar) Laser Lease #14690.001-monthly ACH lease payment

	Subtotal Security Deposits	297,305.91

Tenant Allowances outstanding

Location	Description

	$25,580 is last payment due for tenant allowance under the
NorthPark	lease.	25,580.00

	$572,603.80 is outstanding on the original tenant allowance
	as provided under the lease. There is also an additional
	$158,000 in further tenant allowance to be provided for
	tenant's work to the landlord's lobby and consideration for
Chevy Chase	construction issues caused by landlord.	730,603.00

	Subtotal Tenant Allowances	756,183.00

	Grand Total Tenant Allowances and Security Deposits	1,053,488.91

EXHIBIT B

Assumed Accounts Payable

Exhibit B
Assumed Accounts Payable

See Schedule 3.6(b) for the Company’s Accounts Payable as of April 18, 2007. Within three Business Days following the Closing Date, Sellers and Buyer will review the Company’s Accounts Payable as of the Closing Date and determine which of the Accounts Payable Buyer will assume pursuant to Section 1.4(a) of the Purchase and Sale Agreement.

EXHIBIT C

Assumed Gift Card Liability

Exhibit C
Assumed Gift Card Liability

Buyer shall assume $5,100,000 of the aggregate gift certificate liability of the Business set forth on Schedule 3.6(c) to the Purchase and Sale Agreement.

Exhibit D
Other Liabilities

None.

EXHIBIT E

Note

PROMISSORY NOTE

$150,000	May ____, 2007

          FOR VALUE RECEIVED, the undersigned, GK Acquisition LLC, a Delaware limited liability company (the “Debtor”), hereby promises to pay to the order of Klinger Advanced Aesthetics, Inc. (“Holder”), the sum of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) (“Debt”) as provided in this promissory note (the “Note”).

          1. Interest; Principal Amount and Payment. The Debt shall bear interest on the unpaid principal balance thereof outstanding from time to time and until such principal balance is repaid in full, at an annual rate equal to eight percent (8%) per annum. Interest shall accrue together with the principal of this Note and shall be due and payable in full on the earliest of (i) the sixtieth day following the date first set forth above, and (ii) upon an Event of Default as hereafter described.

          2. Prepayment. The Debt may be prepaid at any time in whole or in part without penalty or premium on written notice,

          3. Defaults. Each of the following events shall constitute a default under this Note (each, an “Event of Default”).

                    (a) any default shall occur in the payment of any amount payable under this Note;

                    (b) the Debtor shall become unable, fail generally or admit in writing its inability to pay its debts as they become due;

                    (c) the Debtor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (d) below, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Debtor or for all or a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                    (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Debtor or its debts, or of all or a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Debtor or for all or a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                    (e) the Debtor dissolves, liquidates, winds-up, or sells or otherwise disposes of all or substantially all of its business or assets;

          4. Remedies upon an Event of Default. If any Event of Default shall have occurred, the principal of this Note, together with accrued interest thereon shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Debtor.

          5. Notices. All notices or other communications to be given hereunder shall be in writing and sent in accordance with that certain Purchase and Sale Agreement dated as of even date herewith between the parties pursuant to which this Note is issued.

          6. Costs and Expenses. The Debtor shall be responsible to pay or reimburse any and all reasonable costs and expenses incurred by the Holder in connection with the enforcement and collection of this Note.

          7. Amendment. No provision of this Note may be changed, modified, waived or released, unless it is in writing and signed by the Debtor and the Holder.

          8. Waivers. Presentment for payment, notice of dishonor, protest and notice of protest are hereby each waived by the Debtor. Any other waiver or consent respecting this Note shall be effective only if in writing and signed by the Holder and then only in the specific instance and for the specific purpose for which given. The failure or delay of the Holder at any time or times to require performance of, or to exercise its rights with respect to, any term or provision of this Note in no manner shall affect its right at a later time to enforce any such term or provision. No notice to or demand on the Debtor in any case shall entitle such party to any other or further notice or demand. All rights, powers, privileges, remedies and other interests of the Holder under this Note and applicable law are cumulative and not alternatives.

          9. Venue. Debtor irrevocably consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Note, may be brought in any court of the State of New York located in New York, New York or in the United States District Court for the Southern District of New York. Debtor, by the execution and delivery of this Note, expressly and irrevocably assents and submits to the personal jurisdiction of any of such courts in any such action or proceeding, and further irrevocably consents to the service of any complaint, summons, notice or other process relating to such action or proceeding by delivery thereof to it by hand or by mail in the manner provided for in this Note. Debtor hereby expressly and irrevocably waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis. Debtor shall not be entitled in any such action or proceeding to assert any defense given or allowed under the laws of any state other than the State of New York unless such defense is also given or allowed by the laws of the State of New York. Nothing in this Note shall affect or impair in any manner or to any extent the right of holders to commence legal proceedings or otherwise proceed against debtor in any jurisdiction or to serve process in any manner permitted by law.

2

          10. Governing Law. This Note has been executed, delivered and accepted in the State of New York and shall be construed in accordance with and governed by the internal laws of the State of New York.

          IN WITNESS WHEREOF, the Debtor has executed and delivered this Note as of the date first written above.

GK ACQUISITION LLC

By:

Angela L. Krivulka, Sole Member

3

EXHIBIT F

Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

                    This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of May ______, 2007 (this “Assignment and Assumption Agreement”), by and between KLINGER ADVANCED AESTHETICS, INC., a Delaware corporation, ADVANCED AESTHETICS, LLC, a Delaware limited liability company (with Klinger Advanced Aesthetics, Inc., the “Sellers”), and GK ACQUISITION LLC, a Delaware limited liability company (the “Buyer”).

                    The Sellers and Buyer are parties to a Purchase and Sale Agreement, dated as of May _____, 2007 (the “Agreement”). Terms used herein have the respective meanings ascribed thereto in the Agreement unless otherwise defined herein.

                    For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on the terms and subject to the conditions of the Agreement, as of the date hereof the Sellers assign, transfer and convey to Buyer all of the rights, title and interest of the Sellers in, to and under the 501 Madison Leases and the contracts set forth in Exhibit A to the Agreement.

                    Buyer hereby assumes and agrees to pay, perform and discharge when due the Assumed Liabilities, to the extent not paid, performed or discharged on or before the date hereof.

                    Notwithstanding anything herein to the contrary, the Assumed Liabilities shall not include, and Buyer shall not and does not assume, the Excluded Liabilities.

                    This Assignment and Assumption Agreement is subject in all respects to the terms and conditions of the Agreement, and all of the representations, warranties, covenants and agreements of the Sellers contained therein, all of which shall survive the execution and delivery of this Assignment and Assumption Agreement in accordance with the terms of the Agreement.

                    This Assignment and Assumption Agreement constitutes an agreement solely among the parties hereto, and is not intended to and shall not confer any rights, remedies, obligations or liabilities, legal or equitable, on any Person other than the parties hereto and their respective successors, assigns and legal representatives, or otherwise constitute any Person a third party beneficiary under or by reason hereof, unless otherwise provided under the Agreement. This Assignment and Assumption Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument, and shall be governed by and construed in accordance with the internal laws of the State of New York without reference to conflicts of law principles thereof. Buyer and the Sellers hereby irrevocably submit to the exclusive personal and subject matter jurisdiction of the state and federal courts located in New York County, New York, over any suit, action or proceeding arising out of or relating to this Assignment and Assumption Agreement. This Assignment and Assumption Agreement may only be amended or modified in writing signed by the party against whom enforcement of such amendment or modification is sought.

                    IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

GK ACQUISITION LLC

By:

Angela L. Krivulka, Sole Member

KLINGER ADVANCED AESTHETICS, INC.

By:

Name:
Title:

EXHIBIT G

Bill of Sale

BILL OF SALE

                    KNOW ALL MEN BY THESE PRESENTS, that KLINGER ADVANCED AESTHETICS, INC., a Delaware corporation (the “Seller”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby sells, conveys, grants, bargains, transfers, sets over and assigns to GK ACQUISITION LLC, a Delaware corporation (the “Buyer”), the Purchased Assets, as such terms are defined in the Asset Purchase Agreement, dated as of May ____, 2007 (the ”Agreement”), among the Seller, Advanced Aesthetics, LLC and the Buyer. Terms used herein have the respective meanings ascribed thereto in the Agreement unless otherwise defined herein.

TO HAVE AND TO HOLD, the same unto the Buyer forever.

                    The Seller hereby agrees that the representations, warranties, covenants and agreements of the Seller contained in the Agreement shall not merge into or with this Bill of Sale but shall survive this Bill of Sale and shall continue in full force and effect for the period specified in the Agreement.

                    The Seller hereby covenants and agrees with the Buyer that, from time to time after the delivery of this Bill of Sale, the Seller will execute and deliver, or cause to be executed and delivered, such other instruments of conveyance and transfer and take such other actions as the Buyer may reasonably request to evidence and/or in any manner to perfect the title to the Purchased Assets in the Buyer, and to do all other things and execute and deliver all other instruments and documents as may be required under the Agreement to put Buyer in control thereof.

                    The provisions of this Bill of Sale shall be binding upon the Seller and its successors, assigns and legal representatives and shall inure to the benefit of the Buyer and its successors, assigns and legal representatives.

[Signature Page to Follow]

                    IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be signed on its behalf by the undersigned, thereunto duly authorized, as of this _____ day of May, 2007.

KLINGER ADVANCED AESTHETICS, INC.

By:

Name:
Title:

[signature page to Bill of Sale]

EXHIBIT H

Transition Services Agreement

Klinger Advanced Aesthetics, Inc.
501 Merritt 7, 5th Floor
Norwalk, CT 06851

May     , 2007

GK Acquisition, LLC
c/o Angela Krivulka.
3 Bucks Mill Lane
Holmdel, New Jersey 07733

Gentlemen:

          In connection with the Purchase and Sale Agreement of even date (the “Agreement”) pursuant to which GK Acquisition LLC is acquiring the Business (as defined in the “Agreement”) previously operated by Sellers, this letter will constitute our agreement that, Klinger Advanced Aesthetics, Inc. (“Klinger”) will provide certain transitional services to Buyer including but not limited to accounting and administrative services, back office support, payroll and other similar services to the Buyer(the “Services”) which Services are set forth on Schedule A annexed hereto. Klinger shall provide the Services until such time as Buyer is able to put its own systems in place or this agreement is terminated (the “Transition Period”). Klinger will utilize the systems in place at Klinger in connection with its performance of the Services. Klinger shall pay on behalf of GK, employee salaries and other related expenses related to the Business for the first pay cycles during the Transition Period following the Closing Date. Such payroll advances shall be made in accordance with normal payroll practices and be subject to the True Up contemplated in Section 5.2 of the Agreement.

          The cost of providing such services shall be Klinger’s true cost of providing these services and shall be paid by Buyer to Seller within fifteen (15) days following receipt of an invoice from Klinger.

          Klinger shall act under this Letter Agreement solely as an independent contractor and not as an agent, partner, employee or joint venturer of the Buyer. Employees or agents of Klinger rendering services to the Buyer pursuant to this Letter Agreement shall not be deemed employees or agents of the Buyer.

          The parties hereto shall cooperate with each other in connection with the performance and receipt of any Services under this Letter Agreement during the Transition Period. Terms not defined herein, shall have the meaning set forth in the Agreement.

          Except as indicated in Schedule A, this Agreement may be terminated by either party on fifteen (15) days written notice to the other provided however that Klinger cannot terminate this Letter Agreement for the first thirty (30) days following the Closing Date.

          This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs and respective successors and assigns. Buyer rights may assigned without the consent of Klinger to any affiliate of Buyer.

          All notices or other communications required or permitted to be given hereunder shall be as set forth in the Agreement and all disputes hereunder shall be resolved in the manner provided for dispute resolution in the Agreement.

          If the foregoing sets forth our agreement, please indicate below.

Very truly yours,

KLINGER ADVANCED AESTHETICS, INC.

By:

AGREED:

GK ACQUISITION, LLC

By:

Angela L. Krivulka, Sole Member

SCHEDULE A

Transition Services shall include

•	Finance Support

•	Supply Chain Management for a maximum of two weeks only

•	Payroll Services

•	Accounts Payable

•	IT Services

•	Such other Services as reasonably requested by Buyer

EXHIBIT I

Red Raspberry Agreement

ASSIGNMENT AGREEMENT

Reference is made to the Consulting/Management Agreement (the “Agreement”) by and between Klinger Advanced Aesthetics, Inc. (“KAA”) and Raspberry Red Marketing, LLC (“RRM”), dated as of August 31, 2006. KAA hereby provides notice that KAA intends to enter into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) by and among Advanced Aesthetics, LLC, KAA and GK Acquisition, LLC (“GK”) pursuant to which KAA shall sell certain of its assets to GK (the ”Sale”), and that as part of the Sale, KAA intends to assign the Agreement to GK.

KAA hereby assigns, conveys and transfers to GK all of the rights, title and interest of KAA in, to and under the Agreement, and delegates to GK all of KAA’s duties under the Agreement effective as of the Closing (as such term is defined in the Purchase and Sale Agreement).

GK hereby accepts such assignment of rights and delegation of duties and agrees to assume and pay, perform and discharge when due the obligations of KAA under the Agreement accruing after the Closing.

This agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, assigns and personal representatives.

Entered into this _____ day of May, 2007.

GK ACQUISITION LLC

By:

Angela L. Krivulka, Sole Member

KLINGER ADVANCED AESTHETICS, INC.

By:

Name:
Title:

EXHIBIT J

Cosmedicine Supply Agreement

Subsequent to the Closing, the Sellers shall use their commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to cause to be delivered to Buyer copies of the Cosmedicine Supply Agreement.

EXHIBIT K

Non-Competition/Solicitation Agreement

NON-COMPETITION AGREEMENT

          THIS NON-COMPETITION AGREEMENT (this “Agreement”) is made as of [May , 2007] (the “Effective Date”), by and between KLINGER ADVANCED AESTHETICS, INC. (“KAA”), ADVANCED AESTHETICS, LLC (“AA”) (collectively referred to herein as “Sellers”); ADVANCED AESTHETICS SUB, INC. (“AASI”) and TRUEYOU.COM, INC. (the “Sellers Parent” and together with Seller and AASI, the “Bound Parties”) and GK ACQUISITION LLC (“Buyer”). Defined terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Purchase and Sale Agreement (as defined below).

RECITALS:

          WHEREAS, the Bound Parties have been involved in the operation of spas/salons in various locations in the United States under the “Georgette Klinger” name, the Advanced Aesthetics name and variations thereof ( the “Spa Business”); and

          WHEREAS, pursuant to the Purchase and Sale Agreement, Sellers are selling the Equity Interests in the Subsidiaries and certain other assets to Buyer and Buyer is purchasing the Equity Interests and assets from Sellers; and

          WHEREAS, the execution and delivery of this Agreement is a condition precedent to, and an integral part of, the consideration flowing to Buyer for its consummation of the transactions contemplated by the Purchase and Sale Agreement including its payment of the Purchase Price; and

          WHEREAS, the execution and delivery of this Agreement is necessary to ensure that Buyer receives the full benefit of the Purchase and Sale Agreement and to preserve the goodwill associated with the Spa Business, Equity Interests and the assets, the Bound Parties are willing to agree to certain restrictions on their business activities from and after the date hereof, upon the terms and subject to the conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Term. The term of this Agreement shall commence on the Effective Date and expire on the day before the third anniversary hereof (the “Term”).

          2. Confidentiality.

          a. Confidential Information. The Bound Parties acknowledge and agree that they have and in the future may continue to have access to secret and confidential information relating to the Spa Business (“Confidential Information”) and that the following restrictive covenants are necessary to protect the interests and continued success of the Spa Business. As used in this Agreement, Confidential Information includes, without limitation, all information with respect to the Spa Business’ operations, processes, protocols, products, services, inventions, business practices, finances, vendors, suppliers, customers, potential customers, marketing, methods, costs, prices, contractual relationships, regulatory status, compensation paid to employees or other terms of employment , whether or not in written form, relating to the Spa Business which is confidential and has not been made available to the general public.

          b. Non-Disclosure. The Bound Parties shall not disclose any Confidential Information to any person or entity at any time during the Term except to the extent required by law. The parties hereby stipulate and agree that as between them, the Confidential Information identified herein is important, material and affects the successful conduct of the Spa Business.

          3. Non-Competition. The Bound Parties agree that during the Term they will not, directly or indirectly, whether or not for compensation, be engaged in or have any financial interest in any business or activity, wherever located, which own and/or operate spa/salons similar to the Spa Business as heretofore conducted by the Bound Parties. For purposes of this Agreement, a Bound Party will be deemed to be “engaged in or to have a financial interest” in a business if a Bound Party is an owner, employee, officer, director, partner, agent, consultant, service provider, joint venturer or member of or to any person, partnership, corporation, trust or other entity which is engaged (directly or indirectly) in the operation or ownership of spas/salons similar to the Spa Business, or if such Bound Party directly or indirectly receives remuneration from or performs services for, such an entity or if a Bound Party beneficially owns an equity interest, or interest convertible into equity, in any such entity; provided, however, that the foregoing will not prohibit any Bound Party from owning, for the purpose of passive investment, less than 5% of any class of securities of a publicly held corporation actively traded on a national securities exchange.

          Notwithstanding the foregoing, the Bound Parties shall not without limitation be restrained from engaging in the sale of cosmoceutical or other skincare products to retailers or other operators of businesses whether or not competitive with the Spa Business.

          4. Non-Solicitation/Non-Interference. During the Term the Bound Parties shall not, directly or indirectly, acting as an employee, owner, shareholder, partner, member, joint venturer, contractor, advisor, representative, officer, director, agent, salesperson, consultant, service provider, advisor, investor or principal of any Person:

          a. solicit, request or otherwise attempt to induce or influence, directly or indirectly, any present client, distributor or supplier, or prospective client, distributor or supplier of the Spa Business, or other persons sharing a business relationship with the Spa Business, to cancel, limit or postpone their business with the Spa Business, or otherwise take action which might be to the disadvantage of the Spa Business; or

          b. after the date hereof, hire or solicit for employment, directly or indirectly, or induce or actively attempt to influence, any person who is then or at any time during the Term was an employee, officer, director, agent, contractor or other business associate of (i) Buyer, or (ii) of any other Person (including the Bound Parties) if such person’s primary responsibilities were related to the Spa Business, to terminate his or, her employment or discontinue such person’s consultant, contractor or other business association with Buyer.

          5. Consideration. The parties acknowledge and agree that this Agreement is being entered into by the Bound Parties (i) in order to induce Buyer to enter into the Purchase Agreement and to consummate the transactions contemplated thereby, (ii) in consideration of the Purchase Price to be paid for the Equity Interests and assets, and (iii) to preserve the value of the transaction for the Buyer and the goodwill associated with the Spa Business. The Bound Parties acknowledge that the restrictions contained in this Agreement including the time period, geographic restrictions and scope of the subject matter are reasonable and necessary to protect the interests of the Buyer and the Spa Business. The Bound Parties further acknowledge that no consideration beyond the Purchase Price set forth in the Purchase Agreement shall be paid to them in consideration of this Agreement.

          6. Violation of Covenants. If any Bound Party violates any of the restrictive covenants contained in this Agreement, (i) the applicable restrictive period (with respect to each Bound Party) shall be increased by the period of time from the commencement of any such violation until the time such violation shall be cured by the Bound Parties to the satisfaction of Buyer, and (ii) Buyer may pursue any and all remedies available to it at law and/or in equity to enforce, and recover damages for the breach of, the restrictive covenants contained in this Agreement, including, without limitation,demanding injunctive relief under Section 10.

          7. Scope of Covenants. In the event that any of the provisions of this Agreement should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable law. If the covenants of this Agreement are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Company’s right to enforce such covenants in any other jurisdiction.

          8. Governing Law. This Agreement, and all matters arising directly or indirectly herefrom, shall be governed by and construed in accordance with the laws of the State of [New York] notwithstanding the choice of law or conflicts of law principles thereof.

          9. Jurisdiction; Venue. The Buyer and each of the Bound Parties hereby (a) irrevocably consent and submit to the exclusive jurisdiction and venue of the Supreme Court of the State of New York]and/or the United States District Court for the Southern District of New York with respect to any dispute arising out of or related in any way to this Agreement, and (b) irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

          10. Injunctive Relief. The Bound Parties acknowledge and agree that in the event of a breach or threatened breach of this Agreement by any Bound Party, Buyer may suffer irreparable harm and monetary damages alone would not afford Buyer an adequate remedy and, therefore, Buyer shall be entitled to seek immediate injunctive relief in any court of competent jurisdiction restraining the Bound Party(ies) from such breach or threatened breach of the restrictive covenants contained in this Agreement. Nothing herein shall be construed as prohibiting Buyer from pursuing any other remedies available to it for such breach or threatened breach, including, without limitation, the recovery of monetary damages from the Bound Parties, jointly and severally.

          11. Waiver. The waiver by either party of any breach by the other party of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by such party.

          12. Assignment. The Buyer may freely assign its rights and obligations under this Agreement to any entity, including any successor to all or substantially all of the assets of Buyer, by merger or otherwise and may assign or encumber this Agreement and its rights hereunder as security for indebtedness of Buyer and its Affiliates., provided that Buyer requires such assignee to expressly assume its obligations hereunder. The Bound Parties may not assign any of the Bound Parties’ duties, responsibilities or obligations hereunder and any attempted assignment by any Bound Party shall be void and of no force and effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          13. No Conflicts. The Bound Parties, jointly and severally, represent and warrant to Buyer that the execution, delivery and performance by the Bound Parties of this Agreement has been fully authorized and has no conflict with or result in a violation or breach of, or constitute (with or without the giving of notice or the lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which any Bound Party is a party or by which any Bound Party is bound and the there are no restrictions, covenants, agreements or limitations (including under a Bound Party’s certificate of incorporation, by-laws or like governance document) on any Bound Party’s right or ability to enter into and fully perform this Agreement, and the Bound Parties agree to indemnify save Buyer harmless from any liability, cost or expense, including attorney’s fees, based upon or arising out of any such restrictions, covenants, agreements, or limitations that may be found to exist.

          14. Entire Agreement. This Agreement contains the entire agreement of the parties and all promises, representations, understandings, arrangements and prior agreements on such subject are merged herein and superseded hereby. The provisions of this Agreement may not be amended, modified, repealed, waived or extended except by an agreement in writing signed by the party against whom enforcement of such amendment, modification, repeal, waiver or extension is sought.

          15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall together be deemed to constitute one and the same instrument.

          16. Notices. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient or when sent by facsimile followed by delivery by reputable overnight courier service, or one day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Bound Parties and the Buyer at the addresses indicated below or to such other address or to the attention of such other person or entities as the recipient party has specified by prior written notice to the sending party. All notices, demands and other communications hereunder may be given by any other means(including telecopy or electronic mail) but shall not be deemed to have been duly given unless and until it is actually received by the intended recipient.

If to the Buyer:

GK Acquisition, LLC
c/o Angela Krivulka
3 Bucks Mill Lane 07733
Holmdel, New Jersey,

With a copy to:

Lowenstein Sandler, PC
65 Livingston Avenue
Roseland, New Jersey 07068
Attn: Michael J. Lerner

If to Bound Parties:

Klinger Advanced Aesthetics, Inc.
501 Merritt 7, 5th Floor
Norwalk, Connecticut 06851
Telecopier No.: 203-295-2102

With a copy to:

Edward R. Mandell
Troutman Sanders, LLP
405 Lexington Avenue
New York, New York 10174
Telecopier No. 212-704-6160

          IN WITNESS WHEREOF, Buyer and each Bound Party have caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

GK ACQUISITION LLC

By:

Angela L. Krivulka, Sole Member

KLINGER ADVANCED AESTHETICS, INC.

By:

Name:
Title:

ADVANCED AESTHETICS, LLC

By:

Name:
Title:

ADVANCED AESTHETICS SUB, INC.

By:

Name:
Title:

TRUEYOU.COM, INC.

By:

Name:
Title:

EXHIBIT L

Non-Solicitation Agreement

GEORGETTE KLINGER SPAS
EMPLOYEE COVENANTS AGREEMENT

I am about to become a paid employee of Georgette Klinger Spas (“Klinger”), having a place of business at _______________. Klinger, together with its parent companies, subsidiaries and affiliates, future successors or assigns, may be collectively referred to in this Covenants Agreement as, the “Company.” I am making this Agreement in consideration of my employment by Klinger, and the compensation and benefits afforded to me in connection with that employment.

1. Covenant Against Competition.

I agree that during the course of my employment with the Company and for a period of [six (6)] months following the termination of my employment with the Company (for any reason or no reason) (the “Restricted Period”), I will not, within a [twenty (20)] mile radius of the Klinger place of business where I was employed, without the express prior written consent of the Company, either directly or indirectly, whether alone or as an owner, shareholder, partner, member, joint venturer, officer, director, consultant, independent contractor, agent, employee or otherwise of any company or other business enterprise, assist in, engage in or otherwise be connected to or benefit from any business competitive with that of the Company. A “business competitive with that of the Company” is one that (i) involves, in any manner, the marketing, development, construction, or operation of a company providing salon or spa services, or (ii) engages in or provides or intends to engage in or provide any products, services or other business which is of the same nature as a product, service or other business of the Company or a product, service or other business that the Company was developing during the period of my employment and of which I have knowledge or reasonably should have had knowledge. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit my ownership of less than 2% of the outstanding shares of any publicly traded corporation that conducts a business competitive with that of the Company.

2. Covenant Against Solicitation.

I further agree that, during the Restricted Period, I will not, without the express prior written consent of the Company, directly or indirectly: (i) contact, communicate, solicit, transact business with or perform services for (or assist any third party in contacting, communicating, soliciting, transacting business with or performing any services for) any person that is or was (at any time within [six (6)] months prior to the contact, communication, solicitation, transaction of business, or performance of services), a customer of the Company; (ii) solicit, recruit, hire, engage, or refer (or assist any third party in soliciting, recruiting, hiring, engaging or referring) any person who either is, or during the [six (6)] months immediately preceding the termination of my employment was, an employee, agent, consultant or independent contractor of the Company; or (iii) interfere with, disrupt or attempt to interfere with or disrupt the relationship, contractual or otherwise, between the Company and any of its customers, suppliers, independent contractors, agents or employees.

3. Non-Disparagement. I will not at any time (during or after my employment with Klinger) disparage the reputation of the Company, its customers and its or their respective affiliates or any of its or their respective officers, directors, employees or agents.

4. Interpretation and Scope of this Agreement.

                    (a) Each provision of this Agreement will be interpreted on its own. If any provision is held to be unenforceable by a court of competent jurisdiction as written, then such provision shall be deemed limited and restricted to the extent that the court shall deem the provision to be enforceable. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by applicable law.

                    (b) I understand and agree that if I breach or threaten to breach any of the provisions of this Agreement, including without limitation the provisions of Sections 1, 2, or 3 hereof, the Company would suffer irreparable harm and damages would be an inadequate remedy. Accordingly, I acknowledge that Company shall be entitled to temporary, preliminary and permanent injunctive or other equitable relief in any court of competent jurisdiction (without being obligated to post a bond or other collateral) and to an equitable accounting of all earnings, profits and other benefits arising, directly or indirectly, from such violation, which rights shall be cumulative and in addition to (rather than instead of) any other rights or remedies to which the Company may be entitled at law or in equity. In addition (and not instead of those rights), I further covenant that I shall be responsible for payment of the fees and expenses of Company’s attorneys and experts, as well as Company’s court costs, pertaining to any suit, arbitration, mediation, action or other proceeding (including the costs of any investigation related thereto) arising directly or indirectly out of my violation or threatened violation of any of the provisions of this Agreement.

                    (c) The provisions of this Agreement shall constitute the entire agreement of Klinger and I with respect to the matters covered hereby and shall supercede all previous written, oral or implied understandings with respect to such matters.

                    (d) Any and all actions, claims or controversies arising directly or indirectly out of this Agreement, including, without limitation, tort claims, shall be governed and construed by the laws of the [State of New Jersey], without reference to the choice of laws provisions thereof. Any and all actions arising directly or indirectly out of this Agreement or my employment by

Klinger shall be brought and heard in the state and federal courts of the [State of New Jersey] and I hereby irrevocably submit to the exclusive jurisdiction of any such courts. The Company and I hereby agree to waive our respective rights to a trial by jury.

                    (e) This Agreement shall be binding upon me and my executors, heirs and assigns and shall inure to the benefit of the Company, its affiliates and their respective successors and assigns (including, without limitation, a purchaser of all or substantially all of the assets of the Company or its affiliates).

                    (f) I acknowledge and agree that the restrictions on the activities in which I may engage that are set forth in Sections 1, 2 and 3 of this Agreement and the location and period of time for which such restrictions apply are reasonable and necessary to protect the Company’s legitimate business interests and shall survive the termination of my employment. I further acknowledge that the restrictions contained in this Agreement will not prevent me from earning a livelihood.

                    (g) Nothing contained in this Agreement shall give me any right to continue to be employed by Klinger. Klinger shall have the right to terminate my employment at any time, with or without cause or notice and no one at the Company has made any other representations to me with respect thereto.

                    I represent and warrant that: (a) I have read this Agreement and understand all the terms and conditions hereof, (b) I have entered into this Agreement of my own free will and volition, (c) I have been advised by the Company that this Agreement is a legally binding contract and that I should seek my own independent attorney to review it, (d) I have been afforded ample opportunity to consult with my own attorney regarding this Agreement, and (e) the terms of this Agreement are fair, reasonable and are being agreed to voluntarily in exchange for my employment or continued employment by the Company.

WITNESS:

[Employee Name]

Date:
Accepted:
Georgette Klinger Spas

By:

Exhibit M

Certain Employees

Subsequent to the Closing, the Sellers shall use their commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to cause to be delivered to Buyer copies of the Non-Solicitation Agreement annexed as Exhibit L executed by the following employees:

TO BE NEGOTIATIED

EXHIBIT N

Assignment of Trademarks

TRADEMARK ASSIGNMENT

          THIS TRADEMARK ASSIGNMENT is made by and between KLINGER ADVANCED AESTHETICS, LLC, a Delaware limited liability company, KLINGER ADVANCED AESTHETICS, INC., a Delaware corporation (with Klinger Advanced Aesthetics, LLC, “Assignors”), and GK ACQUISITION LLC, a Delaware limited liability company (“Assignee”).

          WHEREAS, subject to the terms and conditions of this Trademark Assignment, Assignors wish to assign to Assignee, and Assignee wishes to receive, all right, title, and interest in and to the trademark registrations set forth on Schedule A and all common law and other rights, worldwide, in and to the trademarks that are the subject of such registrations (such rights, collectively, the “Assigned Trademarks”).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors and Assignee agree as follows:

          1. Each of the Assignors hereby sell, grant, assign, transfer, and deliver to Assignee all of its rights, title and interests in and to the Assigned Trademarks, including without limitation the goodwill of the business appurtenant thereto and which is symbolized thereby, and the right to renew any registration therefor, to be held and enjoyed by Assignee for its own use and benefit and for the use and benefit of its successors, assigns and legal representatives, to be used as fully and entirely as said rights would have been held and enjoyed by Assignors had this assignment and sale not been made, together with all claims for damage by reason of past, present or future infringement of said Assigned Trademarks with the right to sue and collect the same for its own use or for the use of its successors, assigns or other legal representatives.

          2. This Trademark Assignment shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

          3. This Trademark Assignment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          4. Assignors and Assignee agree that post closing, the parties will use their best efforts to negotiate and enter into a mutually acceptable license agreement that will allow (i) Assignee the right to utilize the Klinger 360 System and certain other marks and (ii) Assignors the right to continue to use for a reasonable period of time the Klinger name in the various forms used immediately prior to the date of this Assignment on its Cosmedicine packaging, corporate and trade names, email and web sites.

          Assignors hereby requests the Commissioner of Patents and Trademarks, and the corresponding entities or agencies in any applicable foreign countries, to record Assignee as the assignee and owner of the Assigned Trademarks.

          IN WITNESS WHEREOF, each of the undersigned has caused this Trademark Assignment to be executed by its officer thereunto duly authorized, as of the _____ day of May, 2007.

KLINGER ADVANCED AESTHETICS, LLC

By:

Name:
Title

KLINGER ADVANCED AESTHETICS, INC.

By:

Name:
Title:

STATE OF ______________)
)
COUNTY OF ____________)

On this ____ day of May, 2007, before me personally appeared ____________________, known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacities, and that by her signature on the instrument, the entities upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

My commission expires:_____________________
NOTARY PUBLIC

GK ACQUISITION LLC

By:

Angela K. Krivulka, Sole Member

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SCHEDULE A

Trademarks

Schedule A
Trademarks

Klinger Advanced Aesthetics, Inc.

U.S. Trademarks

Mark	Serial No.	Filing Date	Registration No.	Registration Date	Status	Owner

K KLINGER ADVANCED AESTHETICS & Design	78/758,271	11/21/2005			Live / Pending	Klinger Advanced Aesthetics, Inc.

KLINGER ADVANCED AESTHETICS	78/676,288	07/22/2005			Live / Pending	Klinger Advanced Aesthetics, Inc.

THE PLACE OF POSSIBILITIES	78/655,732	06/22/2005			Live / Pending	Klinger Advanced Aesthetics, Inc.

GEORGETTE KLINGER	73/115,375	02/10/1977	1,106,942	11/28/1978	Live / Registered	Klinger Advanced Aesthetics, Inc.

KLINGER	73/115,373	02/10/1977	1,104,128	10/17/1978	Live / Registered	Klinger Advanced Aesthetics, Inc.

GEORGETTE KLINGER	73/115,371	02/10/1977	1,076,178	10/25/1977	Live / Registered	Klinger Advanced Aesthetics, Inc.

Klinger Advanced Aesthetics, Inc.

Foreign Trademarks

Mark	Country	Serial No.	Filing Date	Registration No.	Registration Date	Status	Owner/ History

KLINGER ADVANCED AESTHETICS & Design	European Union						Klinger Advanced Aestheics, Inc.

Klinger Advanced Aesthetics, LLC

U.S. Trademarks

Mark	Serial No.	Filing Date	Registration No.	Registration Date	Status	Owner/ History

REVIVACELL	78/075,787	07/26/2001	2,619,069	09/10/2002	Live / Registered	Klinger Advanced Aesthetics, LLC

ACNE TEEN PLAN and Design	76/395,633	04/15/2002	2,749,681	08/12/2003	Live / Registered	Klinger Advanced Aesthetics, LLC

SKIN BOOSTER	76/097,353	07/26/2000	2,508,261	11/13/2001	Live / Registered on the Supplemental Register	Klinger Advanced Aesthetics, LLC

ESSENTIAL 9-STEP FACIAL	76/066,908	06/08/2000	2,542,483	02/26/2002	Live / Registered	Klinger Advanced Aesthetics, LLC

ADVANCED OXYGEN	76/065,770	06/08/2000	2,453,258	05/22/2001	Live / Registered	Klinger Advanced Aesthetics, LLC

LINE SOLUTION	76/065,767	06/08/2000	2,453,257	05/22/2001	Live / Registered	Klinger Advanced Aesthetics, LLC

SKIN PROTECTOR	76/065,765	06/08/2000	2,453,256	05/22/2001	Live / Registered	Klinger Advanced Aesthetics, LLC

Design	75/932,516	03/01/2000	2,489,314	09/11/2001	Live / Registered	Klinger Advanced Aesthetics, LLC

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Mark	Serial No.	Filing Date	Registration No.	Registration Date	Status	Owner/ History

Design	75/932,515	03/01/2000	2,486,270	09/04/2001	Live / Registered	Klinger Advanced Aesthetics, LLC

INSTANT RADIANCE	75/660,752	03/15/1999	2,419,965	01/09/2001	Live / Registered	Klinger Advanced Aesthetics, LLC

DAILY 15	75/640,434	02/11/1999	2,632,145	10/08/2002	Live / Registered	Klinger Advanced Aesthetics, LLC

HERBAL ESSENTIALS	75/578,977	10/28/1998	2,426,101	02/06/2001	Live / Registered	Klinger Advanced Aesthetics, LLC

PRIME TIME	75/578,969	10/28/1998	2,717,662	05/20/2003	Live / Registered	Klinger Advanced Aesthetics, LLC

Design	73/166,525	04/17/1978	1,121,229	06/26/1979	Live / Registered	Klinger Advanced Aesthetics, LLC

FIRMATIVE	73/546,030	07/02/1985	1,400,036	07/08/1986	Live / Registered	Klinger Advanced Aesthetics, LLC

GEORGETTE	73/388,758	09/24/1982	1,284,858	07/10/1984	Dead / Cancelled	Klinger Advanced Aesthetics, LLC

GK	73/388,809	09/24/1982	1,284,859	07/10/1984	Dead / Cancelled	Klinger Advanced Aesthetics, LLC

KATHRYN	73/388,755	09/24/1982	1,286,713	07/24/1984	Dead / Cancelled	Klinger Advanced Aesthetics, LLC

KLINGER	73/388,754	09/24/1982	1,354,848	08/20/1985	Dead / Cancelled	Klinger Advanced Aesthetics, LLC

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EXHIBIT O

Guaranty

GUARANTY AGREEMENT

          THIS GUARANTY AGREEMENT (this “Guaranty”), dated as of April ___, 2007, is made by TrueYou.Com, a corporation organized under the laws of the State of Delaware (the “Guarantor”) in favor of GK Acquisition LLC, a Delaware limited liability company (the “Buyer”).

W I T N E S S E T H:

          WHEREAS, Advanced Aesthetics LLC, a Delaware limited liability company (“AA”), Klinger Advanced Aesthetics, Inc., a Delaware corporation (“KAA”, and with AA, the “Sellers”) and the Buyer are parties to a Purchase and Sale Agreement dated as of the date hereof (as amended from time to time, the “Agreement”) and certain Seller Ancillary Documents described in the Agreement;

          WHEREAS, as an inducement for the Buyer to enter into the Agreement and acquire the Business, the Guarantor has agreed to execute and deliver this Guaranty pursuant to which such Guarantor will guaranty, among other things, performance by AA and/or KAA of all of their post closing obligations under the Agreement including but not limited to the payment of all Losses arising from (i) any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Sellers in the Agreement, (ii) any of the Excluded Liabilities or (iii) any Seller Ancillary Documents or Buyer Ancillary Documents (the “Transaction Documents”);

          WHEREAS, AA and KAA are wholly-owned subsidiaries of the Guarantor; and

          WHEREAS, the Guarantor will receive substantial financial benefit from the sale of the Business to the Buyer.

          NOW, THEREFORE, in consideration of the benefits to the Guarantor and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Buyer to purchase the Business, the Guarantor agrees with the Buyer as follows:

          1. Certain Terms.

                    (a) Capitalized terms used herein without definition have the respective meanings set forth in the Agreement.

                    (b)“Guaranteed Obligations” means collectively all (i) existing and future obligations, liabilities, duties and undertakings of AA and KAA under the Agreement and any of the Transaction Documents, and (ii) costs and expenses (including, without limitation, attorneys’ fees and disbursements) incurred in connection with the enforcement of this Guaranty.

                    2. Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably guaranties to the Buyer the full and punctual payment and performance of all Guaranteed Obligations of AA and KAA, including but not limited to (i) the payment of all Losses arising from any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Sellers in the Agreement, (ii) the payment of all Losses arising from any of the Excluded Liabilities, (iii) all other obligations of AA and KAA present and future set forth in the Transaction Documents or otherwise owing to the Buyer; (v) the prompt, complete and full performance, when due and no matter how the same shall become due, of all obligations owing to the Buyer under the Agreement and the Transaction Documents, and such guaranty is not conditional or contingent upon pursuit by the Buyer of any prior action or proceeding for collection, or for any other remedies that the Buyer may have, against AA, KAA or any other person.

                    3. Consent. The Guarantor hereby consents and agrees that the time or place of payment of any Guaranteed Obligation may be exchanged or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Buyer may be granted indulgences generally; that any of the provisions of the Agreement or the Transaction Documents may be amended, modified, increased, accelerated, compromised, or waived; that AA and/or KAA may be granted indulgences or released from liability; that neither the insolvency, bankruptcy and/or dissolution of AA and/or KAA shall affect the obligations hereunder of the Guarantor; that neither the invalidity or unenforceability of any of the Guaranteed Obligations shall affect the obligations hereunder of the Guarantor; that no claim need be asserted against any trustee in bankruptcy or receiver or other representative in the event that AA and/or KAA is adjudicated bankrupt or becomes insolvent; and that any property to the credit of AA and/or KAA or any other person liable for payment of any of the Guaranteed Obligations or liable upon any security therefor may be released from time to time, in whole or in part, at, before or after the stated, extended or accelerated maturity of such Guaranteed Obligations, all of which (a) may be effected without notice to or further assent by the Guarantor and (b) shall not affect the obligations of the Guarantor under this Guaranty.

                    4. Waiver. The Guarantor hereby expressly waives:

                         (a) Notice of acceptance of this Guaranty;

                         (b) Presentment and demand for payment of any Guaranteed Obligation;

                         (c) Protest and notice of dishonor or default to the Guarantor or to any other party with respect to any Guaranteed Obligation;

                         (d) Demand for payment under this Guaranty; and

                         (e) Any defense by reason of impairment of recourse against any party liable for the payment of any Guaranteed Obligation.

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                    5. Guaranty of Payment. This Guaranty is a guaranty of payment and not of collection. The Guarantor: (a) waives any claim to marshaling of assets and (b) waives any right to require that an action be brought against AA and/or KAA or any other Person prior to action against the Guarantor hereunder. The Guarantor shall be released from all liability hereunder only upon payment in full of all the Guaranteed Obligations.

                    6. Binding Effect. The provisions of this Guaranty shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Buyer and its successors and assigns; it being understood that the Buyer is free to assign its rights, benefits, duties and obligations under this Guaranty without the consent of any person so long as such assignment is made together with the Buyer’s rights under the Agreement or the Transaction Documents, as applicable, and the Guarantor may not assign its rights, benefits, duties and obligations under this Guaranty without the prior written consent of the Buyer.

                    7. Subrogation. After (and not before) all amounts payable under or in respect of the Guaranteed Obligations have been paid, in the event any amount is thereafter paid with respect to the Guaranteed Obligations, the Guarantor shall be subrogated to the rights of the Buyer to receive payments in respect of the Guaranteed Obligations, but only to the extent of amounts payable by the Guarantor pursuant to this Guaranty.

                    8. No Rights of Set-off. All amounts payable by the Guarantor shall be paid without set-off or counterclaim and without any deduction or withholding whatsoever unless and to the extent that the Guarantors shall be prohibited by law from doing so, in which case the Guarantor shall pay to the Buyer such additional amount as shall be necessary to ensure that the Buyer receives the full amount they would have received if no such deduction or withholding had been made.

                    9. Costs and Expenses. Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses which may be incurred by Buyer in the enforcement of this Guaranty, but only to the extent that the Guarantor refuses to honor the terms of this Guaranty and a court or other tribunal ultimately determines that such refusal was wrongful.

                    10. Covenants. Until the termination of this Guaranty, the Guarantor covenants and agrees as follows:

                         (a) The Guarantor agrees that it shall maintain its corporate existence and shall not merge or consolidate with any other entity and shall not transfer or convey all or substantially all of its assets; provided, however, that Guarantor may, without violating any provision hereof, merge or consolidate with any other entity or transfer or convey all or substantially all of its assets to any entity, if in the reasonable opinion of its Board of Directors such merger, transfer or conveyance is for fair value, and if the entity resulting from or surviving such merger or consolidation (if other than Guarantor) or the entity to which such transfer or conveyance is made shall either be bound as a matter of law or

3

expressly assume in writing and agree to perform all of Guarantor’s obligations hereunder; provided, however, that unless Buyer shall agree in writing to release Guarantor from its rights or obligations hereunder, no such assignment (whether or not consented to by Buyer) shall in itself relieve or release Guarantor from its obligations hereunder.

                         (b) Guarantor agrees, upon the request of Buyer, to execute and deliver to Buyer, from time to time, any additional instruments or documents reasonably considered necessary by Buyer or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

                    11. Enforceability. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against KAA, AA, Guarantor, Buyer or any of their affiliates for liquidation or reorganization, should KAA, AA, Guarantor, Buyer or any of their affiliates become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the assets of any of the foregoing, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Buyer as a “voidable preference”, “fraudulent conveyance” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, restored or returned.

                    12. Amendment. This Guaranty may not be modified or amended except by a writing duly executed by the party to be charged.

                    13. Law. This Guaranty shall be governed by, and construed and enforced under, the laws of the State of New York.

                    14. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be invalid under such laws, such provision shall be effective only to the extent of such prohibition or invalidity, without affecting the remainder of such provision or the remaining provisions of this Guaranty, which shall be binding and enforceable to the fullest extent allowable by law.

                    15. Waiver. Waiver by the Buyer of a breach of this Guaranty shall not operate as a waiver of any subsequent breach thereof.

                    16. Signatures. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by

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executing duplicate original documents and delivering the same to the requesting party or parties.

                     17. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be considered properly given if delivered personally, sent by prepaid courier or registered mail, or by telefax to the other party at the address set forth below:

Any notice to the Guarantor shall be addressed to:

TrueYou.Com, Inc. 501 Merritt 7, 5th Floor Norwalk, CT 06851 Attention: Wade Haddad Phone no: 203-295-2195 Telefax no:203-295-2102

With a copy sent concurrently to

Troutman Sanders, LLP 405 Lexington Avenue New York, NY 10174 Attn: Edward Mandell Telecopier No. 212-704-6160

Any notice to the Buyer shall be addressed to:

GK Acquisition, LLC c/o Angela L. Krivulka 3 Bucks Mill Lane Holmdel, New Jersey, 07733 Telephone: Facsimile: 732-335-4124

with a copy sent concurrently to:

Lowenstein Sandler, PC 65 Livingston Avenue Roseland, New Jersey Attn: Michael J. Lerner Telephone: 973-597-6394 Facsimile: 973-597-6395

or to such other address for such party as may later be notified to the other party. If sent by mail, the date of receipt shall be deemed to be one week from the date of mailing. If

5

sent by facsimile, the date of receipt shall be deemed to be the next business day after actual receipt.

                    18. Consents and Waivers Relating to Legal Proceedings.

                              (a) EACH PARTY TO THIS GUARANTY HEREBY IRREVOCABLY AGREES THAT THE ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 17 SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

                              (b) THE GUARANTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR (X) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BUYER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BUYER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (Y) ACKNOWLEDGES THAT THE BUYER HAS BEEN INDUCED TO ENTER INTO THE AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

[Signature Page Follows]

6

                    IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first above written.

TRUEYOU.COM, INC.

By:

Name:
Title:

Agreed to and Acknowledged:

ADVANCED AESTHETICS, LLC.

By:

Name:
Title:

KLINGER ADVANCED AESTHETICS, INC.

By:

Name
Title:

GK ACQUISITION, LLC

By:

Angela L. Krivulka, Manager

[SIGNATURE PAGE TO GUARANTY]

DISCLOSURE SCHEDULES

to the

PURCHASE AND SALE AGREEMENT

by and among

ADVANCED AESTHETICS, LLC,

KLINGER ADVANCED AESTHETICS, INC.,

and

GK ACQUISITION LLC

May __, 2007

          Reference is made to the Purchase and Sale Agreement (the “Agreement”), dated as of May__, 2007, by and among Advanced Aesthetics, LLC, a Delaware limited liability company (“AA”), Klinger Advanced Aesthetics, Inc., a Delaware corporation (“KAA”) and GK Acquisition LLC, a Delaware limited liability company (the “Buyer”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

          These Schedules are qualified in their entirety by reference to specific provisions of the Agreement, and are not intended to constitute, and shall not be construed as constituting, representations or warranties of AA or KAA or any other Person except as and to the extent provided in the Agreement. A disclosure under a certain Schedule shall be deemed to be a disclosure under all Schedules.

          The disclosure of any matter in any Schedule shall not be deemed to constitute an admission by AA or KAA or to otherwise imply that any such matter is material to AA or KAA or the Business for the purposes of the Agreement.

          Matters reflected in these Schedules are not necessarily limited to matters required by the Agreement to be reflected in these Schedules. Any such additional matters are set forth for information purposes and do not necessarily include other matters of a similar nature.

          Headings have been inserted on the sections in these Schedules for convenience of referral only and shall to no extent have the effect of amending or changing the express description of the sections as set forth in the Agreement.

Schedules

Schedule 1.1	Equity Interests
Schedule 3.4	Liens
Schedule 3.5	Consents and Approvals
Schedule 3.6(a)	Matters relating to the Purchased Assets
Schedule 3.6(b)	Accounts Payable
Schedule 3.6(c)	Gift Certificate Liability
Schedule 3.7	Material Contracts
Schedule 3.8	Liabilities
Schedule 3.9	Absence of Certain Developments
Schedule 3.10	Leases
Schedule 3.13	Intellectual Property
Schedule 3.14	Personal Property
Schedule 3.15	Employee Benefit Plans
Schedule 3.16	Labor Matters
Schedule 3.19	Legal Proceedings
Schedule 3.20	Insurance
Schedule 3.21	Tax Matters
Schedule 3.22	Licenses; Permits
Schedule 3.23	Related Party Transactions
Schedule 3.24	Suppliers
Schedule 3.25	Inventory
Schedule 5.5	Sellers Post Closing Payables

Schedule 1.1
Capitalization of Subsidiaries

Dischino Corporation
Common Stock, par value $0.01, authorized 100 shares, issued and outstanding 50 shares.

Klinger Advanced Aesthetics, LLC
100 Units issued and outstanding

Anushka Boca, LLC
100 Units issued and outstanding

Wild Hare, LLC
100 Units issued and outstanding

Anushka PBG, LLC
100 Units issued and outstanding

Anushka PBG Acquisition Sub., LLC
100 Units issued and outstanding

Anushka Boca Acquisition Sub., LLC
100 Units issued and outstanding

Wild Hare Acquisition Sub., LLC
100 Units issued and outstanding

Schedule 3.4
Liens

None.

Schedule 3.5
Consents and Approvals

See Schedule 3.4 regarding the consent of the lenders set forth therein to the transactions contemplated by the Purchase and Sale Agreement.

See Schedule 3.10 for a list of leases requiring the consent of the landlords set forth therein to the transactions contemplated by the Purchase and Sale Agreement.

The following Material Contracts require the consent of the contracting parties to the transactions contemplated by the Purchase and Sale Agreement:

•	Lease between Canon Business Solutions and Advanced Aesthetics LLC, dated June 6, 2004
	o	Term: 48 months

Lessee may not change its name, location of chief executive office or corporate structure, including, without limitation, it jurisdiction of organization, unless lessor has been given 30 days prior written notice and Lessee has executed and delivered to lessor such financing statements and other required documents

•	Lease between Canon Business Solutions and Advanced Aesthetics LLC, dated August 31, 2004
	o	Term: 48 months

Lessee may not change its name, location of chief executive office or corporate structure, including, without limitation, it jurisdiction of organization, unless lessor has been given 30 days prior written notice and Lessee has executed and delivered to lessor such financing statements and other required documents

•	Lease between CitiCorp Vendor Finance, Inc. and Advanced Aesthetics LLC, dated May 26, 2006
	o	Term: 60 months

Lessee is in default if lessee sells substantially all its assets out of the ordinary course of business, merges or consolidates with any other person, or sustains a change in ownership of more than 20% in the aggregate

•	Lease between Key Equipment Finance and Georgette Klinger Inc., dated [November 2003]
	o	Term: 36 months

Lessee is in default if it merges, consolidates, or transfers all or substantially all of its assets

•	Lease between Maximum Capital Corporation and Advanced Aesthetics Institute, LLC, dated _________
	o	Term: 24 months

•	Lease between Northern Business Systems and Georgette Klinger Inc., dated April 1, 2003
	o	Term: 36 months
	o	Lease may not be assigned

•	Lease between GE Capital and Georgette Klinger Inc., dated September 12, 2003
	o	Term: 48 months

Lessee is in default if it changes its name, state of incorporation, chief executive office and/or place of residence w/o providing lessor with 30 days prior written notice

•	Lease between QualPath and Lord & Foursight LLC, dated September 3, 2004
	o	Term: 39 months

Lessee is in default if it sells, transfers or otherwise sells all or substantially all of its assets, or without lessor’s prior written consent, merges or consolidates with any entity and lessee is not the surviving entity

•	Lease between QualPath and Lord & Foursight LLC, dated December 7, 2005
	o	Term: 60 months

Lessee is in default if it sells, transfers or otherwise sells all or substantially all of its assets, or without lessor’s prior written consent, merges or consolidates with any entity and lessee is not the surviving entity

•	Addendum to Equipment Lease Agreement between Heartland Business Credit and Advanced Aesthetics, Inc. and Advanced K, LLC, dated October 20, 2005
	o	This amendment authorizes Lessee to correct the equipment description in the lease (Lease No. 14690.001)
	o	Lease may not be assigned without Lessor consent
	o	No change of control provision

•	Addendum to Equipment Lease Agreement between Heartland Business Credit and Advanced Aesthetics, Inc. and Advanced K, LLC, dated October 20, 2005
	o	This amendment authorizes Lessee to correct the equipment description in the lease (Lease No. 14690.003)
	o	Lease may not be assigned without Lessor consent
	o	No change of control provision

•	Addendum to Equipment Lease Agreement between Heartland Business Credit and Advanced Aesthetics, Inc. and Advanced K, LLC, dated October 20, 2005
	o	This amendment authorizes Lessee to correct the equipment description in the lease (Lease No. 14690.004)
	o	Lease may not be assigned without Lessor consent
	o	No change of control provision

•	Application Service Provider Agreement between the Pyle Group, LLC and Klinger Advanced Aesthetics, Inc., dated April 23, 2004
	o	This agreement may not be assigned without the prior written consent of the Pyle Group, LLC.

•	Lease between Palomar Medical Technologies, Inc. and Advanced Aesthetics, Inc. and Advanced K, LLC dba Georgette Klinger, dated May 31, 2005
Term: 36 months
No change in control provision (but can’t relocate equipment or assign lease with out consent)

•	Lease between Palomar Medical Technologies, Inc. and Advanced Aesthetics, Inc. and Advanced K, LLC dba Georgette Klinger, dated October 3, 2005
Term: 36 months
No change in control provision (but can’t relocate equipment or assign lease without consent)

Warehouse and Distribution Agreement between CEI Distribution, LLC and Georgette Klinger, Inc., dated February 28, 2000 Need consent to assign. The term of this contract has expired but the parties are acting under the contract.

Schedule 3.6(a)
Third Party Interests In Purchased Assets

Pursuant to the Transition Services Agreement annexed as Exhibit H to the Agreement, the Sellers are agreeing to provide Buyer for the time period indicated in the Transition Services Agreement with payroll services and accounts payable services. It is agreed that Sellers will not be providing Buyer with supply ordering services, financial control services, accounting services, and legal services. As of the closing, Buyer will need to supply its own bank accounts, credit card processing, insurance and other management and back office support services.

Schedule 3.6(b)
Accounts Payable

Store Payables List as of
Wednesday, April 18, 2007

Vendor Code	Vendor Name	BALANCE	CURRENT	30 DAYS		60 DAYS	90 DAYS	120 DAYS

A+TOW	A+ TOWEL & LINEN SUPPLY	$7,831.45	$1,711.57	$4,573.97		$1,545.91	$0.00	$0.00
ADMIRAL	ADMIRAL SINCE 1946, INC.	$21,116.92	$0.00	$0.00		$0.00	$0.00	$21,116.92
ADMSEC	ADMIRAL SECURITY SERVICE	$8,066.63	$0.00	$0.00		$0.00	$0.00	$8,066.63
ADP	ADP, INC.	$400.00	$0.00	$0.00		$0.00	$0.00	$400.00
ADT	ADT SECURITY SERVICES, INC	$139.20	$0.00	$139.20		$0.00	$0.00	$0.00
AESINS	AESTHETICS INSTITUTE OF	$1,100.00	$0.00	$0.00		$0.00	$0.00	$1,100.00
ALDANS	ALDAN INTERNATIONAL	$178.25	$178.25	$0.00		$0.00	$0.00	$0.00
ALES	ALES GROUP USA, INC	$1,293.07	$736.88	$556.19		$0.00	$0.00	$0.00
ALL	ALLIED OFFICE PRODUCTS	$1,206.72	$0.00	$0.00		$0.00	$0.00	$1,206.72
ALLER	ALLERGAN SALES LLC	$87,934.55	$5,050.00	$62,377.35		$15,427.20	$5,080.00	$0.00
ALLIEDW	ALLIED WASTE SERVICES # 710	$97.87	$39.52	$58.35		$0.00	$0.00	$0.00
ALLSCOP	ALLSCOPE MEDIA, INC.	$61,300.78	$0.00	$0.00		$0.00	$0.00	$61,300.78
ALLWEEK	ALL WEEK PLUMBING& HEATING INC	$3,196.62	$0.00	$0.00		$0.00	$3,196.62	$0.00
AMEREXP	AMERICAN EXPRESS	$20,460.20	$51,016.90	$0.00	-	$39,043.49	$8,483.52	$3.27
ANTICA	ANTICA FARMACISTA	$5,705.08	$0.00	$0.00		$1,041.06	$0.00	$4,664.02
ARCBOT	ARCHIPELAGO BOTANICALS	$1,735.17	$0.00	$0.00		$0.00	$0.00	$1,735.17
ARCHITR	ARCHITRAVE DESIGNS	$316.57	$0.00	$316.57		$0.00	$0.00	$0.00
ART	ART OF BEAUTY	$46.50	$0.00	$0.00		$0.00	$0.00	$46.50
AT&T NE	AT&T	$120.12	$0.00	$120.12		$0.00	$0.00	$0.00
AT&TUB	AT&T UNIVERSAL BILLER	$49.95	$49.95	$0.00		$0.00	$0.00	$0.00
AZTIL	AZTIL, INC.	$3,700.00	$1,200.00	$0.00		$0.00	$0.00	$2,500.00
B&F	B & F COFFEE SERVICE	$799.25	$799.25	$0.00		$0.00	$0.00	$0.00
BAGS	BAGS & BOWS	$141.99	$0.00	$141.99		$0.00	$0.00	$0.00
BAYALAR	BAY ALARM	$129.00	$0.00	$129.00		$0.00	$0.00	$0.00
BEAUTYD	BEAUTY DEVELOPMENT	$10,040.00	$0.00	$0.00		$0.00	$0.00	$10,040.00
BELL	BELL SOUTH	$2,594.77	$2,594.77	$0.00		$0.00	$0.00	$0.00
BERN	THE BERNARD GROUP	$2,391.81	$0.00	$2,391.81		$0.00	$0.00	$0.00
BESSE	BESSE MEDICAL SUPPLY	$2,840.00	$0.00	$0.00		$0.00	$0.00	$2,840.00
BI	BIO-SPEC, INC	$26.00	$0.00	$26.00		$0.00	$0.00	$0.00
BIOMED	BioForm MEDICAL INC	$21,690.00	$0.00	$14,640.00		$7,050.00	$0.00	$0.00
BIOSEA	BIOSEA INTERNATIONAL	$2,534.84	$0.00	$0.00		$0.00	$0.00	$2,534.84
BLAELE	BLACKLAND ELECTRICAL LTD	$1,827.00	$0.00	$0.00		$0.00	$0.00	$1,827.00

BLU	BLUEWICK HOME & BODY, LLLC	$1,512.00	$0.00	$0.00	$0.00	$0.00	$1,512.00
BORG	DONALD BORG CONSTRUCTION CO	$110,234.92	$0.00	$0.00	$0.00	$0.00	$110,234.92
BOSS	BOSS BEAUTY SUPPLY	$66.58	$66.58	$0.00	$0.00	$0.00	$0.00
BRILLIA	BRILLIANT	$2,100.00	$0.00	$0.00	$0.00	$0.00	$2,100.00
BROG	BROGAN TENNYSON GROUP, INC.	$5,127.15	$0.00	$0.00	$0.00	$0.00	$5,127.15
BROWARD	BROWARD PAPER & PACKAGING INC.	$3,103.92	$0.00	$0.00	$2,259.96	$843.96	$0.00
BUSI	BUSINESS FIRST INSURANCE CO	$6,080.00	$0.00	$0.00	$0.00	$0.00	$6,080.00
C&G	C&G Delivery	$58.64	$58.64	$0.00	$0.00	$0.00	$0.00
CAND	CANDELA CORPORATION	$3,673.89	$0.00	$0.00	$934.49	$2,739.40	$0.00
CANON	CANON FINANCIAL SERVICES, INC	$130.02	$0.00	$130.02	$0.00	$0.00	$0.00
CAPSUPP	CAPITAL SUPPLY COMPANY	$6,971.04	$574.88	$2,029.95	$2,840.98	$1,525.23	$0.00
CEI	COSMETIC ESSENCE INC	$25,218.90	$0.00	$5,231.58	$19,987.32	$0.00	$0.00
CHECHA	THE CHEVY CHASE LAND COMPANY	$60,128.62	$60,128.62	$0.00	$0.00	$0.00	$0.00
CIGNAGI	LINA	$1,220.01	$0.00	$0.00	$0.00	$0.00	$1,220.01
CITICOR	CITICORP VENDOR FINANCE INC	$2,446.73	$1,455.49	$991.24	$0.00	$0.00	$0.00
CITYSEA	CITYSEARCH	$4,584.25	$0.00	$0.00	$664.85	$1,579.85	$2,339.55
CLABUS	CLASSIC BUSINESS SOLUTIONS	$7,878.24	$0.00	$453.80	$7,424.44	$0.00	$0.00
CLASSBU	DO NOT USE	$1,455.81	$0.00	$0.00	$0.00	$0.00	$1,455.81
CLASSRE	CLASSIC RECYCLING NEWYORK CORP	$2,261.25	$753.75	$753.75	$753.75	$0.00	$0.00
CLEANTR	CLEAN & TREAT ENVIRONMENTAL	$340.80	$0.00	$340.80	$0.00	$0.00	$0.00
COFFDIS	COFFEE DISTRIBUTING CORP.	$3,262.48	$0.00	$0.00	$328.94	$124.77	$2,808.77
COLPAR	COLONIAL PARKING,INC.	$27,120.00	$13,440.00	$13,440.00	$240.00	$0.00	$0.00
COMCAST	COMCAST	$264.30	$0.00	$0.00	$264.30	$0.00	$0.00
COMCLE	COMMERCIAL CLEANING SERVICES	$1,764.48	$1,764.48	$0.00	$0.00	$0.00	$0.00
COMP	COMPOUNDING DOCS, INC	$360.00	$360.00	$0.00	$0.00	$0.00	$0.00
COMPLET	COMPLETE LIGHTING AND SUPPLY	$1,411.02	$0.00	$0.00	$0.00	$361.33	$1,049.69
CORPO	CORPINET, LLC.	$1,390.72	$0.00	$0.00	$0.00	$0.00	$1,390.72
COV	COVAD COMMUNICATIONS	$199.95	$0.00	$199.95	$0.00	$0.00	$0.00
CRY	Crystal Springs Inc,	$46.09	$0.00	$46.09	$0.00	$0.00	$0.00
CRYROCK	CRYSTAL ROCK LLC	$147.13	$24.85	$122.28	$0.00	$0.00	$0.00
CYPRESS	CYPRESS ROBES/RUSSELL-NEWMAN	$301.40	$301.40	$0.00	$0.00	$0.00	$0.00
DALLFRT	D MAGAZINE	$7,110.01	$0.00	$0.00	$0.00	$0.00	$7,110.01
DART	BREAKAWAY COURIER SYSTEMS	$57.80	$57.80	$0.00	$0.00	$0.00	$0.00
DEE	DEE MARIA PLUMBING, INC	$127.00	$127.00	$0.00	$0.00	$0.00	$0.00
DELAGE	DE LAGE LANDEN FINANCIAL SVCS.	$428.08	$143.46	$142.31	$142.31	$0.00	$0.00
DELFIN	DELL FINANCIAL SERVICES	$281.72	$140.86	$140.86	$0.00	$0.00	$0.00
DELLMA	DELL MARKETING L.P.	$5,583.34	$362.09	$300.33	$2,125.92	$1,723.14	$1,071.86
DELU	DELUXE BUSINESS FORMS	$53.91	$0.00	$53.91	$0.00	$0.00	$0.00
DEMO	DEMONACO DESIGNS	$80.00	$80.00	$0.00	$0.00	$0.00	$0.00

DEPCON	DEPENDABLE CONSTRUCTION	$800.00	$0.00	$0.00	$0.00	$0.00	$800.00
DHL EXP	DHL Express (USA) Inc.	$289.67	$240.04	$49.63	$0.00	$0.00	$0.00
DRAGONF	DRAGONFLY	$520.93	$402.13	$118.80	$0.00	$0.00	$0.00
DRDEL	DR DELPHINIUM DESIGNS & EVENTS	$351.81	$140.73	$211.08	$0.00	$0.00	$0.00
DUSA	DUSA PHARMACEUTICALS INC	$3,622.75	$0.00	$0.00	$0.00	$0.00	$3,622.75
EBENTEC	EBENTECH	$91,889.00	$0.00	$0.00	$0.00	$0.00	$91,889.00
ENVIR	ENVIRONMENTAL SERVICE OF NEW	$5,570.14	$0.00	$0.00	$5,570.14	$0.00	$0.00
ENVMAN	ENVIRONMENTAL MANAGEMENT	$30.00	$30.00	$0.00	$0.00	$0.00	$0.00
ESSIE	ESSIE COSMETICS LTD.	$1,131.31	$398.74	$732.57	$0.00	$0.00	$0.00
EXPRESS	EXPRESS PARKING, INC.	$945.10	$708.85	$236.25	$0.00	$0.00	$0.00
FEDEX	FedEX	$963.57	$963.57	$0.00	$0.00	$0.00	$0.00
FENN	FENN TERMITE & PEST CONTROL	$100.00	$0.00	$0.00	$50.00	$50.00	$0.00
FINEST	THE FINEST ACCESSORIES,INC.	$1,004.00	$0.00	$0.00	$0.00	$0.00	$1,004.00
FIRE	NYC FIRE DEPARTMENT	$1,732.50	$0.00	$0.00	$0.00	$0.00	$1,732.50
FLORAL	FLORAL EMPORIUM, INC.	$399.39	$0.00	$266.26	$133.13	$0.00	$0.00
FLORSTA	FLORIDA DEPARTMENT OF STATE	$158.75	$158.75	$0.00	$0.00	$0.00	$0.00
FOWL	FOWLER COMPANIES	$934.12	$0.00	$0.00	$0.00	$332.24	$601.88
FOX5	FOX5	$2,550.00	$0.00	$2,550.00	$0.00	$0.00	$0.00
G&I	G & I IV WHARFSIDE LLC	$109,237.85	$19,896.95	$39,793.90	$0.00	$49,547.00	$0.00
GECAP	GE CAPITAL COLONIAL PACIFIC	$456.85	$99.44	$0.00	$0.00	$357.41	$0.00
GEOBLU	GEORGIA BLUE PRINT CO, LLC	$733.50	$733.50	$0.00	$0.00	$0.00	$0.00
GIFT	GIFT BOX CORPORATION OF AMER	$268.00	$0.00	$0.00	$0.00	$0.00	$268.00
GOLDFLO	GOLDFLOWER CORP.	$1,500.00	$1,500.00	$0.00	$0.00	$0.00	$0.00
GOLDWMA	GOLDWELL MID-ATLANTIC	$596.42	$0.00	$596.42	$0.00	$0.00	$0.00
GRAHAB	GRAHAM HABER PHOTOGRAPHY	$2,700.00	$0.00	$0.00	$0.00	$0.00	$2,700.00
GTC	GLASS TECH CORP.	$6,224.64	$2,835.93	$3,388.71	$0.00	$0.00	$0.00
GUEST	GUEST DISTRIBUTION	$2,105.41	$270.65	$552.83	$1,281.93	$0.00	$0.00
GXS	GXS	$26.50	$26.50	$0.00	$0.00	$0.00	$0.00
H&RCOM	H&R COMMERCIAL FLOORING	$1,837.72	$0.00	$0.00	$0.00	$0.00	$1,837.72
HAIRU	HAIR U WEAR INC	$4,215.26	$623.74	$2,122.00	$1,469.52	$0.00	$0.00
HAKATAI	HAKATAI ENTERPRISES INC	$7,433.25	$0.00	$0.00	$0.00	$0.00	$7,433.25
HARCAN	HARBOR CANDY SHOP	$843.59	$0.00	$0.00	$0.00	$843.59	$0.00
HARDEST	HARDESTY, INC.	$393.45	$0.00	$0.00	$0.00	$0.00	$393.45
HBAK	HBAKER DEVELOPMENT	$1,472.00	$0.00	$0.00	$0.00	$0.00	$1,472.00
HYGENIC	HYGENIC LABORATORIES & COSMETI	$1,976.10	$0.00	$0.00	$0.00	$590.10	$1,386.00
HYSUPP	HY Supplies Inc	$1,127.83	$1,127.83	$0.00	$0.00	$0.00	$0.00
ICCDEC	ICC DECISION SERVICES	$785.00	$0.00	$0.00	$0.00	$785.00	$0.00
ICEMOU	ICE MOUNTAIN	$101.84	$0.00	$101.84	$0.00	$0.00	$0.00
IDEARC	IDEARC MEDIA CORP	$44.00	$0.00	$44.00	$0.00	$0.00	$0.00

ILOVEFL	I LOVE FLOWERS	$298.72	$74.68	$186.70	$37.34	$0.00	$0.00
IMPERIA	IMPERIAL COFFEE SERVICE corp.	$1,171.91	$100.00	$1,071.91	$0.00	$0.00	$0.00
IMTGRA	Imtech Graphics	$11,007.22	$0.00	$0.00	$0.00	$0.00	$11,007.22
INDEPEN	INDEPENDENT SALON RESOURCE	$17,000.00	$11,623.27	$5,376.73	$0.00	$0.00	$0.00
INDIRA	Indira, Inc	$2,613.60	$0.00	$0.00	$0.00	$2,613.60	$0.00
INKCEN	INKCENTRIC	$5,212.26	$0.00	$2,197.15	$2,745.11	$0.00	$270.00
INNO	INNOVATIVE SKINCARE	$60,359.00	$0.00	$60,359.00	$0.00	$0.00	$0.00
INTC	INTERNATIONAL COFFEE SYSTEMS	$394.58	$394.58	$0.00	$0.00	$0.00	$0.00
JACQU	JACQUELINE COSMETICS, INC	$337.05	$337.05	$0.00	$0.00	$0.00	$0.00
JANOFF	JANOFF & OLSHAN, INC.	$154,807.30	$53,022.04	$50,892.63	$50,892.63	$0.00	$0.00
JULI	JULI B. INC.	$4,843.00	$0.00	$0.00	$0.00	$0.00	$4,843.00
KCCCLN	K C C Cleaning Service Co	$417.30	$417.30	$0.00	$0.00	$0.00	$0.00
KDT	KDT Solutions Inc.	$1,630.00	$180.00	$1,200.00	$250.00	$0.00	$0.00
KERA	KERASTASE PARIS	$2,350.08	$2,350.08	$0.00	$0.00	$0.00	$0.00
KEYEQUI	KEY EQUIPMENT FINANCE	$542.34	$271.17	$271.17	$0.00	$0.00	$0.00
KINGS	KINGS SUPERMARKET INC.	$322.62	$159.83	$162.79	$0.00	$0.00	$0.00
LADYLAN	LADY LANELL’S, INC.	$1,523.95	$0.00	$1,523.95	$0.00	$0.00	$0.00
LAF	LAFCO NEW YORK	$2,387.56	$0.00	$0.00	$0.00	$0.00	$2,387.56
LANAME	Landmark American Insurance Co	$34,036.69	$0.00	$9,572.38	$0.00	$14,582.81	$9,881.50
LEADS.C	LEADS.COM, INC	$1,100.00	$0.00	$0.00	$0.00	$0.00	$1,100.00
LEXI	LEXITEL COMMUNICATIONS, LLC	$932.40	$932.40	$0.00	$0.00	$0.00	$0.00
LIDO	LIDO LIGHTING CORP	$32,589.01	$0.00	$0.00	$0.00	$955.72	$31,633.29
LIGHT	LIGHT CONCEPT DISTRIBUTION, IN	$811.43	$0.00	$0.00	$208.73	$602.70	$0.00
LOPEZ	JENNER LOPEZ	$1,800.00	$1,800.00	$0.00	$0.00	$0.00	$0.00
LYN	CERTE AT LYN’S CAFE	$821.35	$0.00	$0.00	$0.00	$0.00	$821.35
MARLIN	MARLIN LEASING CORP	$1,128.60	$418.81	$376.20	$333.59	$0.00	$0.00
MATRIX	MATRIX BUSSINESS TECHNOLOGIES	$110.26	$110.26	$0.00	$0.00	$0.00	$0.00
MCKESS	MCKESSON	$18,175.00	$18,175.00	$0.00	$0.00	$0.00	$0.00
MDSKIN	MD SKINCARE LLC.	$20,523.75	$0.00	$0.00	$0.00	$1,376.02	$19,147.73
MEDI	MEDICAL ARTS PRESS	$302.69	$302.69	$0.00	$0.00	$0.00	$0.00
MEDUSAS	MEDUSA’S HEIRLOOMS, INC	$2,085.00	$0.00	$0.00	$0.00	$0.00	$2,085.00
MEIGHAN	DANIELLE MEIGHAN	$97.00	$97.00	$0.00	$0.00	$0.00	$0.00
MESA	MESA CONSOLIDATED WATER	$214.72	$0.00	$214.72	$0.00	$0.00	$0.00
MGROUP	MGROUP	$27,490.78	$0.00	$0.00	$4,690.04	$6,850.82	$15,949.92
MILLARD	PETER MILLARD	$9,950.00	$0.00	$0.00	$0.00	$0.00	$9,950.00
MODERNL	Modern Luxury Media, LLC	$3,100.00	$0.00	$0.00	$0.00	$0.00	$3,100.00
MOWREY	MOWREY ELEVATOR SERVICE, INC.	$117.24	$0.00	$117.24	$0.00	$0.00	$0.00
MOWRY	MICHELLE MOWRY	$117.24	$117.24	$0.00	$0.00	$0.00	$0.00
MUD	MUDLARK	$1,109.84	$0.00	$0.00	$0.00	$0.00	$1,109.84

NAILCO	THE NAILCO GROUP	$395.41	$395.41	$0.00	$0.00	$0.00	$0.00
NARS	NARS COSMETICS	$9,404.64	$0.00	$1,047.60	$4,513.68	$1,366.56	$2,476.80
NATI	NATIONWIDE MEDICAL WASTE	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
NATSTO	Nature’s Stone	$93.95	$93.95	$0.00	$0.00	$0.00	$0.00
NETUS	NETWORK US INC	$19.54	$19.54	$0.00	$0.00	$0.00	$0.00
NEX	NEXTECH SYSTEMS, INC.	$7,351.00	$0.00	$0.00	$0.00	$7,351.00	$0.00
NORMER	Northpark MerchantsAssociation	$11,921.17	$1,156.88	$3,394.60	$0.00	$7,369.69	$0.00
NORPAR	Northpark Partners,LP	$138,784.26	$42,239.12	$96,545.14	$0.00	$0.00	$0.00
NOVALAS	NOVALASH INC	$275.20	$0.00	$275.20	$0.00	$0.00	$0.00
NYJL	NEW YORK JUNIOR LEAGUE	$1,500.00	$0.00	$1,500.00	$0.00	$0.00	$0.00
OBAGI	OBAGI MEDICAL PRODUCTS	$13,326.17	$0.00	$13,326.17	$0.00	$0.00	$0.00
OFFICED	OFFICE DEPOT	$7,329.02	$1,284.69	$1,959.23	$3,448.76	$636.34	$0.00
ONEIP	Eon IP VOICE INC	$14,087.42	$0.00	$14,087.42	$0.00	$0.00	$0.00
ONEPEST	ONE SOURCE PEST CONTROL, INC.	$2,111.76	$527.94	$527.94	$527.94	$527.94	$0.00
ONESO	ONE SOURCE SERVICE HELP	$861.40	$0.00	$0.00	$0.00	$0.00	$861.40
PA	PALM BEACH GIRL	$1,020.00	$0.00	$1,020.00	$0.00	$0.00	$0.00
PALM01	PALM BEACH NEWSPAPERS,INC.	$2,094.88	$0.00	$449.00	$0.00	$0.00	$1,645.88
PALMBC	TAX COLLECTOR PALM BEACH CTY	$34,636.45	$0.00	$0.00	$0.00	$0.00	$34,636.45
PALMPOS	THE PALM BEACH POST	$20.45	$0.00	$20.45	$0.00	$0.00	$0.00
PALOMAR	PALOMAR MEDICAL TECHNOLOGIES	$942.50	$0.00	$942.50	$0.00	$0.00	$0.00
PARKOFF	PARK AVENUE OFFICE SVCS., INC.	$3,732.56	$0.00	$275.49	$116.49	$100.59	$3,239.99
PBCC	PITNEY BOWES CREDIT CORP.	$506.45	$0.00	$506.45	$0.00	$0.00	$0.00
PBCSO	PALM BEACH COUNTY SHERIFF	$5.00	$5.00	$0.00	$0.00	$0.00	$0.00
PEOPLE	PEOPLE	$39.96	$0.00	$0.00	$0.00	$0.00	$39.96
PEPCO	POTOMAC ELECTRIC POWERCOMPANY	$2,176.70	$2,176.70	$0.00	$0.00	$0.00	$0.00
PHOTOM	Photomedex Inc.	$4,562.00	$0.00	$0.00	$0.00	$0.00	$4,562.00
PITNEY	PITNEY BOWES PURCHASE POWER **	$314.93	$0.00	$0.00	$0.00	$0.00	$314.93
POL	POLAND SPRING WATER	$155.16	$0.00	$155.16	$0.00	$0.00	$0.00
PORTWAS	PORT WASHINGTON WINDOWCLEAN	$141.21	$141.21	$0.00	$0.00	$0.00	$0.00
PRELAU	PREMIUM LAUNDRY & LINENSUPPLY	$5,116.44	$0.00	$5,116.44	$0.00	$0.00	$0.00
PRILAU	PRIDE LAUNDRY	$60.00	$60.00	$0.00	$0.00	$0.00	$0.00
PRIN	PRINTCO GRAPHICS**	$69.40	$0.00	$0.00	$0.00	$0.00	$69.40
PRINTCO	DISCOUNT OFFICE SUPPY	$2,132.73	$671.99	$498.17	$962.57	$0.00	$0.00
PROCYTE	PROCYTE CORPORATION	$5,080.47	$0.00	$0.00	$0.00	$3,110.05	$1,970.42
PSSDAL	PSS DALLAS	$608.27	$608.27	$0.00	$0.00	$0.00	$0.00
PSSFLOR	PSS FLORIDA INC.	$482.26	$482.26	$0.00	$0.00	$0.00	$0.00
PSSNJ	PSS-NORTHEAST	$106.34	$66.32	$40.02	$0.00	$0.00	$0.00
PSSRICH	PSS - RICHMOND INC.	$203.81	$203.81	$0.00	$0.00	$0.00	$0.00
PURCHAS	PURCHASE POWER	$246.80	$0.00	$6.01	$240.79	$0.00	$0.00

PYROTEC	PYROTECH OF SOUTH FLORIDA	$52.95	$0.00	$52.95	$0.00		$0.00	$0.00
QMAX	QMAX SYSTEMS	$3,446.13	$0.00	$350.13	$711.60		$0.00	$2,384.40
RASPRED	RASPBERRY RED MARKETING	$7,000.00	$0.00	$7,000.00	$0.00		$0.00	$0.00
RECAL	Recall Secure Destruction Serv	$245.38	$0.00	$0.00	$0.00		$0.00	$245.38
RECALL	RECALL - NORTHEAST	$2,560.41	$595.12	$526.65	$631.07		$807.57	$0.00
REI	REI	$4,136.47	$997.63	$1,210.19	$1,577.75		$350.90	$0.00
RHINO	RHINOTEK COMPUTER PRODUCTS	$2,042.05	$0.00	$422.99	$0.00		$0.00	$1,619.06
ROTA	ROTARY SUPPLY, INC.	$1,432.73	$0.00	$0.00	$0.00		$0.00	$1,432.73
ROTOROO	ROTO ROOTER CORP.	$1,327.61	$0.00	$0.00	$344.34		$983.27	$0.00
SAFMAS	SAFEMASTERS CO.	$12.47	$0.00	$12.47	$0.00		$0.00	$0.00
SAIA	SAIA PLUMBING & HEATING CO.	$614.80	$614.80	$0.00	$0.00		$0.00	$0.00
SCHEIN	HENRY SCHEIN	$584.32	$187.82	$0.00	$0.00		$0.00	$396.50
SCP	SOUTH COAST PLAZA	$84,432.69	$33,049.47	$49,822.80	$0.00		$1,560.42	$0.00
SFCCLE	S.F.C. CLEANING & MAINTENANCE	$8,250.00	$0.00	$500.00	$3,695.00		$4,055.00	$0.00
SHEARWO	SHEAR WORLD INTERNATIONAL	$252.00	$252.00	$0.00	$0.00		$0.00	$0.00
SHETRE	SHERI RESNICK	$443.10	$0.00	$443.10	$0.00		$0.00	$0.00
SHORT	SHORT HILLS ASSOCIATES	$35,448.38	$35,448.38	$0.00	$0.00		$0.00	$0.00
SIGSIG	SIGNATURE SIGNS & GRAPHICS	$532.50	$0.00	$0.00	$0.00		$0.00	$532.50
SILK	SILK & HALPERN	$83,848.13	$83,848.13	$0.00	$0.00		$0.00	$0.00
SKINMED	SKINMEDICA, INC	$4,095.67	$0.00	$0.00	$0.00		$677.52	$3,418.15
SLA	SLATKIN	$4,883.76	$0.00	$0.00	$0.00		$0.00	$4,883.76
SOUNDC	SOUNDCOM OF FLORIDA LLC	$377.55	$266.05	$111.50	$0.00		$0.00	$0.00
SOUT02	SOUTHERN CALIFORNIA	$206.02	$206.02	$0.00	$0.00		$0.00	$0.00
SOUTCOA	SOUTH COAST PLAZA	$11,400.00	$0.00	$0.00	$0.00		$0.00	$11,400.00
SOUTHEA	SOUTHEAST COMPUTER SOLUTNS INC	$10,575.00	$0.00	$1,800.00	$8,775.00		$0.00	$0.00
SPATECH	SPATECH CORP.	$1,993.60	$0.00	$0.00	$0.00		$345.80	$1,647.80
SPEEDYC	SPEEDYCHEM	$675.80	$308.35	$260.79	$0.00		$0.00	$106.66
SQUCLE	SQUEAKY CLEAN WINDOW CO.	$405.94	$218.67	$187.27	$0.00		$0.00	$0.00
STEINER	STEINER PRODUCT SUPPORTUS, LL	$57,871.78	$0.00	$0.00	$249.28		$13,935.70	$43,686.80
STEPJOH	STEPHANIE JOHNSON INC.	$537.00	$0.00	$0.00	$537.00		$0.00	$0.00
STERIC	STERICYCLE INC	$21.00	$0.00	$21.00	$0.00		$0.00	$0.00
STERITE	STERITECH	$137.48	$68.74	$68.74	$0.00		$0.00	$0.00
STOREDV	COMDATA STORED VALUE SYSTEMS	$10,157.46	$0.00	$0.00	$1,149.49		$2,129.94	$6,878.03
STRAITS	STRAITSHOT COMMUNICATIONS	$10,497.96	$0.00	$0.00	$10,497.96		$0.00	$0.00
STYWES	STYLE WEST	$3,072.81	$0.00	$0.00	$405.18	-	$93.00	$2,760.63
SUPERLA	SUPERIOR LAUNDRY SYSTEMS, INC.	$345.43	$182.49	$162.94	$0.00		$0.00	$0.00
TAKARAB	TAKARA BELMONT	$10,527.62	$0.00	$0.00	$0.00		$0.00	$10,527.62
TEK	TEKNIKON GROUP INC.	$288.90	$0.00	$288.90	$0.00		$0.00	$0.00
TERINT	TERMINIX INTERNATIONAL	$91.59	$0.00	$91.59	$0.00		$0.00	$0.00

TNA	TNA, LLC	$3,820.60	$1,660.30	$2,160.30	$0.00	$0.00		$0.00
TO	TOPIX PHARMACEUTICALS,INC.	$1,072.44	$0.00	$0.00	$268.35	$0.00		$804.09
TOMAR	SUPRIYA TOMAR, M.D.P.A.	$19,458.72	$0.00	$19,458.72	$0.00	$0.00		$0.00
TOSHI	TOSHIBA AMERICA INFO SYSTEMS	$1,851.73	$1,851.73	$0.00	$0.00	$0.00		$0.00
TOSHIBA	TOSHIBA AMERICAN INFO SYSTEMS	$40.82	$0.00	$361.04	$0.00	$0.00	-	$320.22
TOSS	THE TOSS GROUP, INC	$1,645.05	$0.00	$0.00	$0.00	$104.85		$1,540.20
TRANSMA	TRANSMARK INCORPORATED	$754.65	$0.00	$754.65	$0.00	$0.00		$0.00
TRINORB	Tri-North Builders Inc	$159,734.06	$21,473.49	$0.00	$0.00	$0.00		$138,260.57
UNIT	UNITED BEAUTY PRODUCTSCORP.	$221.22	$221.22	$0.00	$0.00	$0.00		$0.00
UNIVER	UNIVERSAL COMPANIES, INC.	$3,304.63	$3,304.63	$0.00	$0.00	$0.00		$0.00
UPS	UPS	$1,625.76	$688.27	$937.49	$0.00	$0.00		$0.00
UTSOUTH	UT Southwestern	$28,122.53	$28,122.53	$0.00	$0.00	$0.00		$0.00
VERIZHQ	VERIZON	$801.69	$801.69	$0.00	$0.00	$0.00		$0.00
VITESSE	VITESSE PARKING INC.	$4,800.00	$0.00	$4,800.00	$0.00	$0.00		$0.00
VOLUSPA	VOLUSPA	$4,786.00	$0.00	$0.00	$0.00	$0.00		$4,786.00
WASH	WASHINGTONIAN	$24,000.00	$0.00	$0.00	$0.00	$24,000.00		$0.00
WASHGAS	WASHINGTON GAS	$310.58	$310.58	$0.00	$0.00	$0.00		$0.00
WASTE	WASTE MANAGEMENT OF NEWJERSEY	$506.74	$0.00	$506.74	$0.00	$0.00		$0.00
WATER	WATER TOWER LLC	$74,195.17	$35,409.84	$38,785.33	$0.00	$0.00		$0.00
WEDPAG	WEDDINGPAGES INC	$1,188.00	$0.00	$0.00	$0.00	$0.00		$1,188.00
WELLNES	WELLNESS CORPORATION	$4,500.00	$0.00	$750.00	$750.00	$750.00		$2,250.00
WHOFLO	WHOLESALE FLOORING DIST.	$4,266.50	$0.00	$0.00	$0.00	$0.00		$4,266.50
WILCO	WILCO INC.	$9,138.60	$0.00	$0.00	$0.00	$0.00		$9,138.60
WILROAD	WILROAD ASSOC LTD PARTNRSHIP	$360.00	$0.00	$0.00	$0.00	$0.00		$360.00
WILS	Wilshire Rodeo LLC	$182,940.74	$0.00	$0.00	$0.00	$89,163.68		$93,777.06
WORLD W	WORLDWIDE EXPRESS	$13,965.95	$4,761.88	$9,204.07	$0.00	$0.00		$0.00
WORTHA	WORTH AVENUE ASSOCIATION	$1,025.00	$0.00	$1,025.00	$0.00	$0.00		$0.00
WORTHNW	WORTH AVENUE ASSOCIATESLTD.	$75,027.82	$17,184.27	$30,337.19	$0.00	$27,506.36		$0.00
WPBCITY	THE CITY OF WEST PALM BEACH	$3,061.31	$1,078.60	$983.48	$999.23	$0.00		$0.00
WRQX	WRQX RADIO	$750.00	$0.00	$750.00	$0.00	$0.00		$0.00
YAHINC	YAHOO!, INC	$29,194.16	$0.00	$0.00	$0.00	$21,395.40		$7,798.76
YOCHU	JOHN R. YOCHUM	$472.50	$385.00	$87.50	$0.00	$0.00		$0.00
YOUR	YOUR NAME PROFESSIONALBRANDS	$495.53	$0.00	$495.53	$0.00	$0.00		$0.00
YSCHANG	Y.S. CHANG & ASSOCIATES	$1,020.00	$0.00	$0.00	$0.00	$0.00		$1,020.00

Total		$2,541,694.95	$587,888.53	$610,558.32	$132,051.58	$313,280.41		$897,916.11

Schedule 3.6(c)
Gift Card Liability Summary

Klinger Advanced Aesthetics
Gift Card Liability
12/30/06

	Period	Total Amount on the Books	Estimated 12 Months Redemptions		Estimated Redemptions Months 12-24		Total Est. Redemptions Next 2 years

Paper Cards	2003 & prior	1,551,326	45,144	**	45,144		90,288

Greenhouse Cards*	2003 & prior	958,978	12,944	**	12,944		25,888

Electronic GK cards	2002 - 2006	6,907,728	2,161,600	***	268,552	***	2,430,152

		9,418,032	2,219,688		326,640		2,546,328

* Greenhouse Manhasset and Dallas locations acquired in 2003 (plus acquired mailing list and card liabilities for Costa Mesa)

** Based on Redemptions for the July - Dec. 2006 period. Paper cards = $22,572. Greenhouse cards = $6,472

*** Based on sample of sales days in which each card used was aged by looking up the customer record. All stores for April 2006 - July or Aug. 2006

*** See next sheet tab for details by month

	Klinger Card Redemption Summary
Cards Sold Prior to April 1, 2005 Redeemed from April ‘06 - March ‘07	April	May	June	July	Aug	Sept	Oct	Nov - Mar	Total
Dallas	$18,237	$21,686	$12,292	$4,710	$7,550	$4,476	$2,790	$23,734	$95,475
501 Madison (NYC)	$117,579	$128,718	$77,725	$47,690	$127,485	$57,972	$30,092	$231,946	$819,208
Manhasset	$32,625	$35,262	$26,431	$22,659	$43,072	$21,054	$12,376	$51,305	$244,785
Short Hills	$38,781	$34,305	$23,549	$16,482	$27,857	$17,697	$7,438	$58,814	$224,923
PB	$7,578	$7,624	$4,304	$5,411	$10,947	$3,999	$2,718	$35,261	$77,843
PBG	$25,024	$30,347	$13,603	$10,233	$6,556	$4,702	$3,043	$34,625	$128,133
Boca	$21,925	$28,873	$13,181	$9,095	$9,184	$3,748	$2,364	$17,897	$106,266
WPB	$11,514	$12,291	$6,474	$3,204	$5,261	$2,396	$1,709	$30,470	$73,318
Chicago	$24,928	$26,210	$17,610	$15,201	$45,489	$10,555	$8,020	$51,293	$199,306
DC	$25,808	$10,713	$6,325	$3,849	$6,216	$5,927	$5,587	$41,605	$106,030
Costa Mesa	$18,267	$15,068	$9,792	$5,189	$15,476	$4,744	$2,244	$15,533	$86,313

	$342,266	$351,097	$211,286	$143,723	$305,095	$137,269	$78,380	$592,484	$2,161,600

Total Redemptions April ‘06 - March ‘07

Dallas	$29,396	$41,823	$28,860	$13,385	$28,119	$18,592	$19,868	$169,008	$349,051	27%
501 Madison (NYC)	$156,097	$198,226	$139,996	$95,380	$295,229	$147,565	$131,312	$1,012,130	$2,175,933	38%
Manhasset	$69,246	$94,032	$78,539	$73,643	$159,982	$99,526	$100,290	$415,770	$1,091,029	22%
Short Hills	$71,921	$83,313	$66,721	$60,043	$113,658	$75,211	$54,189	$428,502	$953,558	24%
PB	$12,551	$14,432	$8,773	$11,031	$22,316	$8,479	$9,877	$128,149	$215,608	36%
PBG	$39,422	$59,150	$34,764	$30,968	$26,000	$22,529	$24,993	$284,419	$522,244	25%
Boca	$30,571	$45,372	$26,098	$20,464	$27,551	$15,459	$16,718	$126,560	$308,793	34%
WPB	$18,023	$23,287	$15,537	$9,613	$21,044	$12,320	$15,063	$268,636	$383,522	19%
Chicago	$59,012	$70,707	$49,822	$50,380	$175,892	$40,814	$53,163	$339,996	$839,787	24%
DC	$49,197	$24,203	$17,538	$13,043	$27,084	$25,823	$41,730	$310,767	$509,386	21%
Costa Mesa	$25,195	$30,137	$27,977	$20,755	$77,382	$23,722	$19,237	$133,136	$357,541	24%

	$560,631	$684,682	$494,626	$398,703	$974,256	$490,039	$486,441	$3,617,073	$7,706,452	28%

% of period that was sold prior to Apr. ‘06	61%	51%	43%	36%	31%	28%	16%	16%	28%

Schedule 3.7
Material Contracts

See Schedule 3.5 for a list of Material Contracts requiring the consent of the contracting parties to the transactions contemplated by the Purchase and Sale Agreement.

See Schedule 3.10 for a list of lease documents pertaining to locations in which the operation of the Business is currently conducted and a description of certain circumstances pertaining to the lease for the Beverly Hills store.

KAA maintains the following consulting agreements through its trade name Advanced Aesthetics Inc. (“AAI”):

•

Carlotta Veasy (H.1.3.1): training and recruiting services agreement with AAI; expired 2/1/07; confidentiality and non-solicitation provisions in effect until 2/1/09. Ms Veasy no longer provides services.

•

Shawna Flanagan (H.1.3.2): Collaborative Practice Agreement between Bonnie Marting (nurse) and Shawna Flanagan (physician); term: 1/10/2006-1/10/2009; can be terminated by either party at any time upon 30-day notice.

•

Catarina Lam (H.1.3.4): training and recruiting services agreement with AAI; expired 2/6/07 (Ms. Lam no longer provides services; confidentiality and non-solicitation provisions in effect until 2/6/09.

•	Christine N. Zarb (H.1.3.5): training and recruiting services agreement with AAI; expired 2/1/07; confidentiality and non-solicitation provisions in effect until 2/1/09. Terminated 1/31/07.

•	Yvonne Schwetz (H.1.3.6): training and recruiting services agreement with AAI; expired 9/1/06; confidentiality and non-solicitation provisions in effect until 9/1/08. Terminated 8/31/06.

•

Stacy Piper (H.1.3.7): training and recruiting services agreement with AAI; expired 9/1/06, but Ms Piper was previously terminated for cause on April 28, 2006; confidentiality and non-solicitation provisions in effect until 9/1/08

•

Lauren B. Marinelli (H.1.3.8): Compensation Management Services agreement with AAI; expired and subject to review in January 2007; confidentiality provisions in effect for 5 years after termination. Ms. Marinelli was converted to a full time employee on April 9, 2007.

•

Jamie Brooke Katz (H.1.3.9): training and recruiting services agreement with AAI; expired 6/1/06; confidentiality and non-solicitation provisions in effect until 6/1/08. Ms Katz no longer provides services to the company.

•

Bruce Alexander (H.1.3.10): effective 6/1/06; consulting services provided on an as-needed basis; confidentiality and non-solicitation provisions in effect for 2 years after termination. Mr. Alexander no longer provides services.

•

Nancy McDonald (H.1.3.10): Compensation Management Services agreement with AAI, dated 8/8/06; termination by either party at any time upon 30-day notice; confidentiality provisions in effect for 5 years after termination

•

KAA maintains the following offer letters for at-will employment, with no set term of employment and no terms regarding confidentiality or non-compete/non-solicit. To the extent that an agreement included a set term of employment; confidentiality or non-compete/non-solicit language, or some other special term, it is noted below.

KAA as employer:

•	Jared Newton (H.1.1.8) - option to purchase unspecified number of shares of TrueYou.com to be determined after close of fiscal year on June 30, 2006; current

•	Tiffany Pellegrino (H.1.1.9) - 1 year term of employment (expired March 13, 2007); current

•	Bianca Piarulli (H.1.1.10) - 1 year term of employment (expired March 13, 2007); current

•	George Ryan (H.1.1.12) - 3 year term of employment (expires March 13, 2009); current

•	Peter Kain Villavicencio (H.1.1.17) - option to purchase 5000 shares of KAA; vesting 25%/year; $4/share. There is no record that this person was hired.

•	Santos Carrero (H.1.1.26) - option to purchase 5,000 shares of KAA; vesting 25%/year; $2.25/share; terminated on 11/16/06

•	Linda Green (H.1.1.31) - option to purchase 5,000 shares of KAA; vesting 25%/year; $2.25/share; terminated on 4/13/07

•	Shelley Kramer (H.1.1.44) - option to purchase 50,000 shares of TrueYou.com; vesting 25%/year; current

•	Ivetta Karapetian (H.1.1.47) - option to purchase 1,000 shares of KAA; vesting 25%/year; $2.25/share; current

•	Jennifer Bigsby (H.1.1.49) - grant of option to purchase unspecified number of shares of TrueYou.com to be determined after close of fiscal year on June 20, 2006; terminated on 1/30/07

•	Mary Thornton (H.1.1.56) - option to purchase 500 shares of KAA; vesting 25%/year; $2.25/share. There is no record that this person was hired.

•	Beth Bradley (H.1.1.62) - 1 year term of employment (expired March 13, 2007); terminated on 2/1/2005

•	Drake Brown (H.1.1.64) - option to purchase 2,500 shares of KAA; vesting 25%/year; $2.25/share; current

•	Amy Grant (H.1.1.66) - option to purchase 2,000 shares of KAA; vesting 25%/year; $2.25/share; current

•	Jason Hamacher (H.1.1.69) - option to purchase 2,500 shares of KAA; vesting 25%/year; $2.25/share; cuurent

•	Michael Acord (H.1.1.73) -.

o	Option to purchase 35,000 shares of KAA; vesting 25%/year; $2.25/share

o	Agreement includes confidentiality and non-compete provisions - effective for duration of employment and 2 years post-termination.

o	Note: This agreement was negotiated but he was never hired.

•	Edmond Soriero (H.1.1.74) - 3 year term of employment (expires March 13, 2009); current

•	Damian Santiago (H.1.1.75)

o	3 year term of employment (expires March 13, 2009)

o	option to purchase 35,000 shares of KAA; vesting 25%/year; $2.25/share

o	Note: This agreement was negotiated but he was never hired.

AAI as employer:

•	Cynthia Murray (H.1.1.22) - option to purchase 5,000 shares of AAI; vesting 25%/year; $4/share; current

•	Carolyn Aversano (H.1.1.25) - option to purchase 50,000 shares of AAI; vesting 25%/year; $4/share; terminated on 1/12/07

•

Kelly Charron (H.1.1.27) - agreement for consulting services to be provided from April 28, 2003 through closing of AAI; after closing, consultant becomes employee and eligible for stock options; current

•	Sean Donaldson (H.1.1.28) - option to purchase 25,000 shares of AAI; vesting 25%/year; $4/share; current

•	Kevin Gonzalez (H.1.1.29) - option to purchase 5,000 shares of AAI; vesting 25%/year; $4/share; current

•	Sabrina Gordon (H.1.1.30) - upon becoming eligible for promotion will be granted option to purchase 2,500 shares of AAI; vesting 25% year; $4/share; current

•	Ford Malmin (H.1.1.32)

o	option to purchase 50,000 shares of AAI; vesting 25%/year; $4/share

o	unsigned side letter stating that if terminated without cause, the stock options will vest immediately

o	6 months severance pay ($175,000 salary); termination date was 10/04/06

•	Snow Proudlove (H.1.1.35) - option to purchase 5,000 shares of AAI; vesting 25%/year; $4/share; current

•	Michael Rodriguez (H.1.1.36) - option to purchase 40,000 shares of [AAI]; vesting $25%/year; $4/share; current

•	Elan Sassoon (H.1.1.37) - states that employee was already offered unspecified number of options of AAI; vesting 25%/year; $4/share; current

•	Sherry Taylor (H.1.1.38) - option to purchase 2,500 shares of AAI; vesting 25%/year; $4/share; terminated on 12/20/07

•	Adam Vagley (H.1.1.39) - option to purchase 2,000 shares of AAI; vesting 25%/year; $4/share; current

•	Janice Worth (H.1.1.40)

o	option to purchase 100,000 shares of AAI; vesting 25%/year; $4/share

o	6 months severance pay, as long as not competing (salary $100,000)

o	states that non-competes in January 1, 2004 Employment Agreement and November 4, 2003 Asset Contribution and Exchange Agreement remains effective through December 31, 2006

•	David Kingston (H.1.1.42) - option to purchase 5,000 shares of AAI; vesting 25%/year; $4/share; current

•	John Higgins (H.1.1.48)

o	option to purchase 300,000 shares of AAI; vesting 25%/year; $4/share

o	6 months severance pay; after 1 year of employment, entitled 9 months severance pay (salary $250,000) - specifically states that this survives change in control; terminated 5/31/2006

•	Joseph Alafano (H.1.1.51) - option to purchase 35,000 shares of AAI; vesting 25%/year; $4/share; Terminated 4/12/2006

•	Lucinda Faulkner (H.1.1.55)

o	Option to purchase 5,000 shares of AAI; vesting 25%/year; $2.25/share

o	Must get 90 days notice of termination of employment

o	3 months severance pay ($90,000 salary); terminated 4/28/06

o	AAI pays employee’s malpractice insurance (employee is nurse practitioner)

•	Michelle Mowry (H.1.1.57)

o	Employment contingent upon signing separate non-compete Never signed a non-compete

o	Option to purchase 5,000 shares of AAI; vesting 25%/year; $4/share

o	Terminated 1/12/07

•	Robert Butt (H.1.1.59) - After second year of employment, option to purchase 5,000 shares of AAI; vesting 25%/year; $4/share; terminated 12/5/05

•	Mark Peterson (H.1.1.61) - possibility of stock options in [AAI] after 6 months of employment (unspecified number); current

•	Moira Grasso (H.1.1.67) - option to purchase 1,000 shares of AAI; vesting 25%/year; $4/share; current

•	Nsombi Hale (H.1.1.68) - option to purchase 1,000 shares of AAI; vesting 25%/year; $4/share; current

•	Charles Hunter (H.1.1.70) - option to purchase 1,000 shares of AAI; vesting 25%/year; $2.25/share; current

•	Ana Blau (H.1.1.71)

o	Option to purchase 30,000 shares of AAI; vesting 25%/year; $4/share

o	6 months severance pay, unless competing ($100,000 salary)

o	states that non-competes in January 1, 2004 Employment Agreement and November 4, 2003 Asset Contribution and Exchange Agreement remains effective through December 31, 2006

          Anuska PBG Acquisition Sub, LLC Employment Agreement dated as of January 1, 2004

•

Ana Blau hired as Vice President, Cellulite Systems of Anushka PBG Acquisition Sub, LLC (pursuant to the Asset Contribution and Exchange Agreement b/w ANushka PBG Acquisition Sub, LLC and Lord & Foursight, LLC, d/b/a Anushka Spa and Sanctuary, dated November 25, 2003)

•	Annual salary $200,000

•	Granted stock options (# to be determined by Ana’s performance)

•	Ana is subject to non-solicitation (of employees) for term of employment plus 2 years thereafter

•	Ana is subject to non-compete (within 50 miles) for term of employment plus 1 year thereafter

•	Set term of employment for 2 years from effective date of agreement (so, term expired on January 1, 2006). Thereafter, employee-at-will.

•	Bonnie Marting (H.1.1.72) - option to purchase 5,000 shares of AAI; vesting 25%/year; $4/share

KAA maintains the following Confidentiality and Non-Solicitation Agreements with the following employees:

1.	Alla Minduin
2.	Jamie Moreiand
3.	Lili Mofliadam
4.	N. Kharonov
5.	Danuta Kleiner
6.	Lyudmila Kuritsa
7.	Vita Levitskaya
8.	Marina Lisettkais
9.	Martita Medina
10.	Nataliya Mednikov
11.	Linda Miguel
12.	Luba Mosionznik
13.	Augustina Muica
14.	Nijole Novikas
15.	Arzu Ors
16.	Perhacs Euua
17.	Fran Pinkowitz
18.	Yelena Polinousky
19.	R. Polo
20.	Marisa LoConte-Pomonte
21.	Nicoleta Rasulescu
22.	Dawn Ramundo
23.	Olga Razumova
24.	Rosalba Renderos
25.	Jenny Roberts
26.	Michelle Rizzo
27.	N. Rondino
28.	Nicoleta Rosa
29.	Sima Rudich
30.	Eugenia Sakhary
31.	Elvira Ortiz Sandelov
32.	Lizabeth Sbar
33.	Anna Slezingr

34.	Rosemaria Soliman
35.	Dewar Sugim-Singh
36.	Maria Torreblanca Pilais
37.	Jaime Torrez
38.	Phuong Anh Tran
39.	Veronica Vastas
40.	Rachael Wilson
41.	Vera Yahlonskaya
42.	Arisa Yaker
43.	Monica Mrdek
44.	Nisha Alonzo Diaz
45.	Diana Alvarez
46.	Dora Ayala
47.	Dana Barry
48.	Lucinda Bernsten
49.	Firoza Bharucha
50.	Romanta Bosnar
51.	Olga Brin
52.	Kevin Brown
53.	Sandra Burdette
54.	Ida Chupenko
55.	Milagro Constantino
56.	Dasalange Mestawat
57.	Elisa DeJesus
58.	Fejereoh Delnessaw
59.	Clif de Rauta
60.	Irina Elkutska
61.	Brigid Carmella Farrell
62.	Pamela Franklin
63.	Roza Furman
64.	Carol Gilpathis
65.	Hiruth Girma
66.	Meaza T. Gudeta
67.	Nicholas Guercio
68.	Mary Hetziantoniou
69.	Sofia Hess
70.	Yvonne Hu
71.	Rodica Ionescu
72.	Martha Joauos
73.	Bella Kashtelyan
74.	Anna Khadzhi

KAA maintains separation agreements with the following former employees. The form contains the following provisions:

•	Mutual release of all claims between terminated employee and AAI and affiliates, arising before or during period of employment by AAI and affiliates

➢	Includes civil rights and ADA claims

•	Non-solicitation of employees or consultants

•	Compensation of terminated employee for releasing AAI and affiliates, including:

	➢	Severance pay (e.g., a-few-weeks-worth pay, vacation days)
	➢	Vesting of stock options (from several hundreds to several thousands)

The features of the specific agreements are as follows:

•	Wahkuna Vega:
	➢	termination on 7/5/05
	➢	severance pay = 4 weeks
	➢	vesting of 500 stock options at $4 each
	➢	two-year non-solicit

•	Alba Zuniga:
	➢	termination on 7/5/05
	➢	severance pay = 4 weeks
	➢	two-year non-solicit

•	Mercedes Zuniga:
	➢	termination on 7/5/05
	➢	severance pay = 4 weeks
	➢	one-day vacation pay
	➢	two-year non-solicit

•	Garry Chocky:
	➢	termination on 1/20/06
	➢	severance pay = 2 months
	➢	25-day vacation pay
	➢	two-year non-solicit
	➢	no 7-day revocation period

•	Johanna Fangmeyer:
	➢	termination on 3/15/06
	➢	severance pay = 2 months
	➢	pay for “2 additional months in consideration for FMLA, which the employee did not yet qualify for in not meeting the 12 month employment with the company”
	➢	two-year non-solicit
	➢	no 7-day revocation period

•	Marina Kanes:
	➢	termination on 5/1/06
	➢	severance pay = 2 months
	➢	two-year non-solicit

•	Lucinda Faulkner:
	➢	termination on 4/28/06
	➢	two-year non-solicit

•	Sue Riley:
	➢	termination on 3/1/06
	➢	2-week vacation pay

	➢	vesting of 83,333 stock options, which must be exercised within one year of termination at $2.25 each
	➢	two-year non-solicit

•	Tricia Brown:
	➢	termination on 4/28/06
	➢	severance pay = 3 months
	➢	20-day vacation pay
	➢	two-year non-solicit

•	Michael Andrea:
	➢	termination on 4/28/06
	➢	severance pay = 3 months
	➢	20-day vacation pay
	➢	two-year non-solicit

•	Brenda Gallagher:
	➢	termination on 7/12/05
	➢	severance pay = 4 months
	➢	17.5-day vacation pay
	➢	vesting of 5,000 stock options at $4 each
	➢	more detailed confidentiality provisions
	➢	two-year non-solicit

•	Michelle Wolk-Steinhauer:
	➢	termination on 1/12/07
	➢	severance pay = 8 weeks
	➢	one-year non-solicit

•	Natasha L. Turlinski:
	➢	termination on 1/5/07
	➢	severance pay = 2 weeks
	➢	two-year non-solicit

•	Angela C. Tillis:
	➢	termination on 12/29/06
	➢	severance pay = 6 weeks
	➢	two-year non-solicit

•	Sheryl A. Taylor:
	➢	termination on 12/20/06
	➢	severance pay = 4 weeks
	➢	two-year non-solicit

•	Jody A. Schifler:
	➢	termination on 12/20/06
	➢	severance pay = 6 weeks
	➢	two-year non-solicit

•	Dianne Rosenfeld (consultant, not employee):
	➢	termination on 2/3/07
	➢	Consultant continues to receive pay until 4/30/07 (about $16,000 per month).
➢

Consultant receives 586,971 stock options to purchase shares of TrueYou.com at an exercise price of $0.34 per share. Must be exercised within 90 days of registration of TrueYou.com shares with the SEC.

	➢	Consultant to provide limited consulting services until 4/30/07
	➢	Mutual releases of all claims between the two parties

•	Douglas J. Roedel:
	➢	termination on 12/29/06
	➢	severance pay = 8 weeks
➢

“The True You equivalent of 2,500 shares of AAI stock shall be vested to Employee. Subject to TrueYou’s Board of Director approval, KAA shall allow Employee three (3) months after TrueYou’s stock is fully registered to exercise such options granted to Employee.” These are options.

	➢	two-year non-solicit

•	Diana Picarazzi:
	➢	termination on 12/29/06
	➢	severance pay = 4 weeks
	➢	two-year non-solicit

•	Jennie Angela Ocheltree:
	➢	termination on 1/5/07
➢

Terminated employee remains available to former employer as a consultant on an as-needed basis. Consulting agreement to be agreed upon before consulting work starts. To our knowledge, no such consulting agreement was entered into.

	➢	severance pay = 16 weeks
	➢	Terminated employee can take advantage of employee discount for a year after termination
	➢	all stock options fully granted
	➢	two-year non-solicit

•	Stacey L. Macchia:
	➢	termination on 12/22/06
	➢	severance pay = 3 weeks
	➢	two-year non-solicit

•	Judith K. Ingber:
	➢	termination on 1/12/07
	➢	severance pay = 4 weeks
	➢	two-year non-solicit

•	Carolyn Aversano:
	➢	termination on 1/12/07
	➢	severance pay = 16 weeks
	➢	two-year non-solicit

•	Shelly Kramer:
This agreement contains no term.
Non-Disclosure, Non-Competition, Non-Solicitation
and Employment Agreement

➢	confidentiality provisions
➢	non-competition: 15-mile radius of any employer location where employee worked
➢	non-solicitation of customers
➢	non-solicitation of employees

➢	term: 24 months after termination and, if applicable, 24 months after the end of any violation of this agreement by former employee
➢	Any injunction obtained to enforce this agreement to last 24 months; former employee liable for cost of enforcing this agreement

•	Stella Pereira:
	➢	termination on 12/9/05
	➢	severance pay = 9 weeks
	➢	two-year non-solicit

•	Robert Butt:
	➢	termination on 12/1/05
	➢	severance pay = $5,000
	➢	two-year non-solicit
	➢	no 7-day revocation period

•	Patricia O’Connor:
	➢	termination on 9/15/05
	➢	severance pay = 2 months
	➢	more detailed confidentiality provisions
	➢	two-year non-solicit

•	Noah Davila:
	➢	termination on 7/5/05
	➢	severance pay = 4 weeks
	➢	10-day vacation pay
	➢	two-year non-solicit

•	Sherri Lava:
	➢	termination on 10/14/05
	➢	severance pay = 4 weeks
	➢	more detailed confidentiality provisions
	➢	two-year non-solicit

•	Daniel Davila:
	➢	termination on 7/5/05
	➢	severance pay = 4 weeks
	➢	10-day vacation pay
	➢	two-year non-solicit

•	Toby Bartosh:
	➢	termination on 7/5/05
	➢	severance pay = 3 months
	➢	10-day vacation pay
	➢	vesting of 30,000 stock options at $4 a share
	➢	two-year non-solicit

•	Application Service Provider Agreement (“ASP”) between the Pyle Group, LLC, and Klinger Advanced Aesthetics, Inc. (formerly Advanced K, LLC), dated 4/23/04

➢	IT services agreement
➢	KAA must indemnify Pyle Group for claims filed by service users or third-party vendors/suppliers.

➢	Pyle Group must indemnify KAA for claims that services infringe IP.
➢	Pyle Group warranties:

- standard of service
- all necessary ready-to-use third-party products
- exclusion of all other warranties

➢	KAA’s remedies for breach of warranty by Pyle Group are limited to a reperformance of services by Pyle Group or a refund.
➢	Limitation of both parties’ liability:

- exclusion of incidental and consequential damages
- The maximum liability of one party to the other is the amount of fees paid by KAA to Pyle Group for the 6 months preceding the event from which liability arises.

➢	Limitation of liability applies even if the express warranties “fail of their essential purpose.”
➢	Limitation of liability does not apply to KAA’s payment obligations and both parties’ indemnification obligations.
➢	KAA may not assign agreement without Pyle Group’s prior written consent.

•	Amendment to ASP, dated 4/13/05:
	➢	Modifies fee provisions
	➢	Extends term to 10/22/06

•	Amendment to ASP, dated 10/23/2006
	➢	Modifies fee provisions
	➢	Extends term to 10/22/09; then automatic one-month renewals
	➢	Modifies termination provisions: after 10/22/08, agreement may be terminated by either party with 180-day written notice.

Settlement of case in Florida state court between KAA et al. (plaintiffs) and JJM Oasis, LLC, et al. (defendants), dated 5/1/06

➢	Handwritten
➢	Defendants agree to pay $230,000, payable in installments, to plaintiffs.
➢	Mutual releases
➢	Defendants agree to one-year non-solicitation of employees.
➢	Release of any of JJM Oasis’s employees from any employment agreement “allegedly in favor of the plaintiff or its assignors, or assignees”
➢	Dismissal of Tammy Meckins-Ross and Julie Czarnecki

Handwritten settlement supposed to be detailed in additional documents. If no such additional documents exist, then this handwritten settlement is final.

Biomedical Waste Services Agreement between AAI (Florida) and Stericycle, Inc., dated 2/5/07
➢ term: 60 months, then month-to-month
➢ If AAI breaches, liquidated damages (formula based on average monthly charge)
Each party must indemnify the other for its gross negligence or willful misconduct.

Dermatologist Agreement between Advanced Aesthetics, LLC and Dr. Supriya Tomar, M.D., P.A., dated July 13, 2004.

Subject Matter: Dr. to use AA’s facilities to offer dermatology services to Dr.’s patientTerm: Initial term - 1 year (expired July 2005). Agreement may be renewed for successive 1 year periods. [Per call with Wade 4/17, agreement hasn’t been renewed but parties are still operating under it.]

o	Termination Rights: Either party may terminate for convenience upon 30 days prior notice.

o	Non-Solicit: Applies for duration of agreement, plus 1 year thereafter. Doesn’t apply with respect to Dr. Shawna Flanagan.

o

Non-Compete: Applies for duration of agreement, plus 1 year thereafter. Doesn’t survive if AA terminates for convenience, or if Dr. terminates for cause. Dr. gets option to purchase 1,000 shares of common stock of AA’s parent company at fair market value, as consideration for non-compete (vesting 25%/year); will be eligible to receive additional options throughout term of agreement.

o	Change in Control Restrictions: None.
o	Notes: Unsigned, undated proposed amendment to agreement, sent to AA by Dr.

Physician Agreement between Advanced Aesthetics, LLC & Dr. Shawna Flanagan, dated ______, 2004

•	Subject Matter: Dr. to use AA’s facilities to offer services to her patients.

•	Term: Initial term of 1 year; automatically renews for successive 1 year terms, unless terminated by either party.

•	Termination Rights: Mutual termination for convenience. (45 days notice required if AA terminates; 30 days notice required if Dr. terminates).

•	Non-solicit: Applies for duration of agreement, plus 1 year thereafter.

•

Non-Compete: Applies for duration of agreement, plus 1 year thereafter. Doesn’t survive if AA terminates for convenience, or if Dr. terminates for cause. Dr. gets option to purchase 20,000 shares of common stock of AA’s parent at $4/share (vesting 25%/year) pursuant to attached Stock Option Agreement as consideration for non-compete.

•	Change in Control Restrictions: None.

•

Notes: Letter between Dr. & KAA, dated December 21, 2006 terminates agreement effective June 11, 2007 and releases Michelle Mowry to become full-time employee of Dr.’s private practice w/o any legal ramifications.

Proposal between L’Oreal and AAI, dated October 20, 2005: AAI to purchase from L’Oreal’s Direct Chain Program, certain products at certain discounts; proposed duration of relationship is 3 years. The parties never signed a definitive agreement, but AAI has been purchasing products from L’Oreal under the proposal.

Proposal with Kerastase USA: AAI to place Kerastase Brand products in 12 locations. AAI agrees to represent a maximum of 5 haircare lines or less, including Kerastase. AAI salons agree to carry Keraspase as thir exclusive in-salon treatment line. The placement of products is conditioned on AAI renovating each location.

Warehouse and Distribution Agreement between CEI Distribution, LLC and Georgette Klinger, Inc., dated February 28, 2000 Need consent to assign. The term of the contract has expired but the parties have continued to act under it.

Equipment Leases

•	Lease between Palomar Medical Technologies, Inc. and Advanced Aesthetics, Inc. and Advanced K, LLC dba Georgette Klinger, dated May 31, 2005

Term: 36 months
No change in control provision (but can’t relocate equipment or assign lease with out consent)

•	Lease between Palomar Medical Technologies, Inc. and Advanced Aesthetics, Inc. and Advanced K, LLC dba Georgette Klinger, dated October 3, 2005

Term: 36 months
No change in control provision (but can’t relocate equipment or assign lease without consent)

Real Estate Leases
See real property leases set forth on Schedule 3.10.

License and Management Agreement dated as of July __, 2006 by and between Klinger Advanced Aesthetics, LLC and Johns Hopkins University.

License and Management Agreement dated as of July 18, 2006 by and between Klinger Advanced Aesthetics, LLC and The University of Texas Southwestern Medical Center at Dallas.

Schedule 3.8
Liabilities

None.

Schedule 3.9
Certain Developments

TrueYou’s quarterly report on Form 10-Q for the quarter ended September 30, 2006 indicates that the financial statements contained therein have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business, that the Company had an accumulated deficit of $190.6 million and a working capital deficiency of $39.4 million, and that these factors raise substantial doubt about TrueYou’s ability to continue as a going concern. TrueYou is the direct and indirect sole owner of the Sellers and the Subsidiaries.

See Schedule 3.4.

TrueYou entered into a loan agreement dated as of December 22, 2006 (the “Senior Subordinated Loan Agreement”) with certain senior subordinated lenders (the “Senior Subordinated Lenders”), pursuant to which the Senior Subordinated Lenders loaned TrueYou $3.0 million (the “Senior Subordinated Loan”). TrueYou was also issued on April 23, 2004 certain subordinated debt in the amount of $1.0 million (the “April 2004 Subordinated Debt”). Pursuant to a Subordination Agreement dated as of December 22, 2006, between such Senior Subordinated Lenders, previous subordinated lenders to TrueYou and Laurus, the Senior Subordinated Loan is subordinated to TrueYou’s existing senior indebtedness to Laurus. As a result of the Notice of Default and Acceleration received from Laurus described in Schedule 3.4, the Senior Subordinated Lendersand the lender of the April 2004 Subordinated Debt may accelerate TrueYou’s payment obligation under the Senior Subordinated Loan. TrueYou does not have sufficient funds to pay any accelerated amounts.

On February 8, 2006, TrueYou reached an agreement with the landlord at Beverly Hills to surrender the leased property. Due to the limited capital and a revised business plan, TrueYou (through its indirect wholly owned subsidiary Klinger Advanced Aesthetics, LLC) is unable to complete the remodeling and re-open the store. As a result of this agreement, TrueYou anticipates a charge of $0.6 million to write-off all of the net assets of the Beverly Hills facility.

Laudati salon case. Florida state court case; Advanced Aesthetics, LLC, and Dischino Corp. v. Laudati Salon et al.; resulted in 2/6/07 injunction against Laudati defendants and former employee for violation of noncompete.

TrueYou is currently undergoing sales tax audits by the New York, Illinois and California taxing authorities.

Schedule 3.10
Leases

The following lease documents, pertaining to locations in which the operation of the Business is currently conducted, have been previously provided to the Buyer by Seller on the website https://datasite.merrillcorp.com (the “Datasite”); to the extent a lease document is not listed in this Schedule 3.10, it was not previously delivered to Buyer:

1.	501 Madison Avenue, New York, New York (Consent not required for sale of substantially all assets/stock, provided Tenant not in default)

	•	Lease dated 7/12/84 between Silk & Halpern Realty Associates, Inc. (“Madison Landlord”) and Georgette Klinger, Inc. (“Klinger”), as tenant.

	•	Extension Agreement dated 6/25/90 between Madison Landlord and Klinger

	•	Additional Space Agreement Extension dated 11/29/93 between Madison Landlord and Klinger.

	•	Agreement for Additional Space and Extension and Modification Agreement dated 1/98 between Madison Landlord and Klinger.

	•	Agreement for Extension and Modification of Lease dated 7/00 between Madison Landlord and Klinger. (Not executed)

	•	Agreement for Additional Space and Extension and Modification of Lease dated 9/00 between Madison Landlord and Klinger.

•

          Assignment and Assumption of Lease, Consent to Assignment and Assumption of Lease and Landlord’s Estoppel Certificate dated 4/23/04 between Klinger, as assignor, Advanced Aesthetics, Inc. (“AA”), as assignee, and Madison Landlord.

2.	Boca Raton, Florida (Consent required, not to be unreasonably withheld)

•

          Lease dated 7/21/93 between MDN Wharfside, Ltd. (“BR Landlord”) and Fore’Le, Ltd., Inc. (d/b/a Wild Hare Spa), predecessor-in-interest to Anushka Boca Acquisition Sub, LLC (“BR Tenant”) [Executed by Landlord only] (“Lease A”).

	•	Lease dated 7/28/93 between BR Landlord and The Wild Hare South, Inc., as tenant (d/b/a Wild Hare Salon) predecessor-in-interest to BR Tenant (“Lease B”.

	•	Addendum to Lease dated 7/__/93 between Wharfside at Boca Pointe, Inc., as landlord, and Fore’le, Ltd., Inc., as tenant.

•

          Addendum #2 to Lease [undated] between BR Landlord (by assignment from Wharfside Holding, Inc.), as landlord, and Fore’le Ltd., Inc., as tenant. [Not executed by either party]. (According to Seller, no executed copy in file, however, parties have been acting under agreement).

•

          Landlord’s Consent, Estoppel Certificate and Lease Addendum dated 11/4/03 between BR Tenant and its parent AA, together as assignee, and For’Le Ltd., Inc. and Ford H. Malmin, together as assignor, assigning assignor’s obligations under Lease A (as amended by Addendum and Addendum #2) to assignee, consented to by BR Landlord (successor-in-interest to Wharside at Boca Pointe, Inc.).

•

          Landlord’s Consent Estoppel Certificate and Lease Addendum dated 11/24/03 between Wild Hare Acquisition Sub, LLC, as assignee, Advanced Aesthetics, Inc. and Robert and Catherine Amoroso Irrevocable Trust, Wild Hare South, Inc. (together as assignor) and MDN Wharfside Ltd., as landlord, assigns assignor’s obligations under Lease B.

3.	Chevy Chase, Maryland- (No consent required, provided notice delivered to CC Landlord)

	•	Lease dated 9/14/05 between The Chevy Chase Land Company of Montgomery County Maryland (“CC Landlord”) and Advanced K, LLC (“Advanced K”), as tenant.

	•	Guaranty dated 9/14/05 made by Advanced Aesthetics, Inc. (“AA”), as guarantor, in favor of CC Landlord.

	•	Letter dated 1/12/06 from CC Landlord to Advanced K.

	•	Subordination Non-Disturbance and Attornment Agreement dated 10/06/05 between Teachers Insurance and Annuity Association of America and Bank of America, N.A., together as lenders, and Advanced K.

4.	Manhasset, New York (Consent not required for sale of substantially all assets/stock)

•

          Sublease Agreement dated 3/__/03 between Greenhouse Day Spa Group, Inc. (“Sublandlord”) and Klinger, as subtenant (contains as exhibit, the “Overlease” between KMO-361 Realty Associates (“Overlandlord”) and Sublandlord’s predecessor-in-interest, Thermolase Corporation, undated; as assigned by Assignment and Assumption of Lease with Landlord’s Consent dated 6/23/00 between Thermolase Corporation and GH Day Spas, Inc., and as further assigned by Assignment and Assumption of Lease with Landlord’s Consent dated 6/1/00 between GH Day Spas, Inc. and Sublandlord).

	•	Termination of Sublease Agreement dated 4/23/04 between Klinger and Advanced K.

	•	Assignment and Assumption of Lease dated 4/23/04 between Klinger, as assignor, Advanced K, as assignee.

•

          Agreement dated April 23, 2004 between Sublandlord, Klinger and Advanced K, whereby Sublandlord assigned its interests in the Overlease to Advanced K and Klinger and AA. caused Overlandlord to release Sublandlord from the lease; Overlandlord agreed to assign the Overlease directly to Advanced K and to release Sublandlord from liability (Overlandlord and Advanced K are now Landlord and Tenant directly).

	•	Guaranty made by AA, as guarantor, in favor of Sublandlord dated 4/23/04

•

          Letter dated April 25, 2006 from Klinger Advanced Aesthetics to Overlandlord (now as direct landlord) exercising the option to extend lease pursuant to Section 3.3(b) of the Lease, until January 31, 2012.

5.	North Park, Dallas, Texas (Consent not required for sale of substantially all assets/stock)

•	Lease dated 3/31/06 between NorthPark Partners, LP (“NP Landlord”) and Klinger Advanced Aesthetics, LLC (“NP Tenant”).

•	Guaranty dated 1/18/06 made by Klinger Advanced Aesthetics, Inc., as guarantor, in favor of NP Landlord effective as of 3/31/06.

•	Letter from NP Landlord to NP Tenant dated July 24, 2006 setting July 19, 2006 as the Rental Commencement Date

6.	Palm Beach, Florida (Worth Avenue) (Consent not required for sale of substantially all of assets/stock, provided net worth of assignee is at least equal to that of tenant at the time of the transfer)

	•	Lease Agreement dated 8/10/99 by and between Worth Avenue Associates, Ltd. (“PB Landlord”) and Klinger, as tenant.

	•	Assignment and Assumption of Lease dated 4/23/04 between Klinger, as assignor, Advanced K, as assignee, and PB Landlord.

	•	Guaranty by AA, as guarantor, dated 4/23/04 in favor of PB Landlord.

	•	Tenant Estoppel Certificate made by Advanced K for the benefit of Bank of America, N.A. dated in 2005 setting forth, among other things, the expiration date of the lease as May 31, 2010.

7.	PGA, Palm Beach Gardens, Florida (Consent required, not to be unreasonably withheld; notice must be given to PGA Landlord prior to transfer)`

	•	Lease dated 3/8/01 between PGA Commons, LLC, (“PGA Landlord”) and FourSight, LLC (“Four”), predecessor-in-interest to Anushka PBG Acquisition Sub, LLC (“PGA Tenant”).

	•	First Amendment to Lease dated 6/13/01 between PGA Landlord and Four.

	•	Second Amendment to Lease dated 8/8/03 between PGA Landlord and Four.

	•	Assignment and Assumption of Lease dated 11/25/03 between Lord & Foursight, LLC, as assignor, and PGA Tenant, as assignee.

	•	Guaranty by Ford H. Malmin and Ellie Malmin and Jorge Tomas Blau and Ana Elena Blau (jointly as guarantors) in favor of PGA Landlord dated July 9, 2001.

	•	Consent to Assignment of Lease dated 11/25/03 between PGA Landlord, PGA Tenant and PGA Tenant’s predecessor-in-interest

8.	Short Hills, New Jersey (Consent required, no reasonable requirement)

	•	Assignment, Assumption and Consent Agreement dated 4/22/04 between Advanced K, as assignee, and Klinger, as assignor, and Short Hills Associates L.L.C. (“SH Landlord”).

	•	Lease dated 5/15/98 between Klinger, as tenant and SH Landlord.

	•	First Modification of Lease dated 4/23/04 between SH Landlord and Advanced K, as tenant.

	•	Guaranty of Lease dated 3/22/04 by AA, as guarantor, in favor of SH Landlord.

	•	Lease set to expire January 31, 2008.

9.

South Coast Plaza, Costa Mesa, California (Consent not required for sale of substantially all stock/assets, provided assignees net worth is at least $5,000,000 or the current net worth of tenant at the time of the transfer, whichever is higher)

	•	Lease dated 6/1/96 between South Coast Plaza (“CM Landlord”) and Klinger, as tenant.

	•	Assignment and Assumption of Lease and First Amendment dated 7/21/98 between Klinger, as assignor, and GK Acquisition Corp., as assignee

•

Assignment and Assumption of Lease, Consent to Assignment and Assumption of Lease, Landlord’s Estoppel and Amendment to Lease dated 4/23/04 between Klinger, as assignor, Advanced K, as assignee, and CM Landlord.

	•	Third Amendment to Lease dated 7/6/06 between CM Landlord and Advanced K.

10.	Water Tower, Chicago, Illinois Consent not required for sale of all stock/assets, provided, among other things, tenant is not in default)

	•	Lease dated 10/21/02 between LaSalle Bank National Association, as Trustee under Trust Agreement dated 6/10/70 as Trust No. 40940, (“Chicago Landlord”), and Klinger, as tenant.

	•	Assignment and Amendment to Lease dated 4/23/04 between Chicago Landlord, Klinger, as assignor, and Advanced K, as assignee.

11.	Dixie Highway, West Palm Beach, Florida (Consent not required for sale of substantially all assets/stock)

	•	Lease dated 6/30/03 between Christal, Inc., (“WPB Landlord”) and Dischino Corporation d/b/a Cosmo & Co. (“ WPB Tenant”).

12.	Rodeo Drive, Beverly Hills, California (Consent not required for sale of substantially all assets/stock)

	•	Fourth Amendment to Retail Lease dated 6/29/05 between Wilshire Rodeo Fee LLC (“Rodeo Landlord”) and Advanced K, as tenant.

•

Third Amendment to Lease dated 4/23/04 between Georgette Klinger, Inc. (predecessor in interest to Rodeo Tenant) (“Klinger”), Advanced K, as assignee, and Wilroad Associates Limited Partnership (Rodeo Landlord’s predecessor in interest).

	•	Assignment and Assumption of Lease and Consent to Assignment and Assumption of Lease dated 4/23/04 between Klinger, Advanced K and Rodeo Landlord’s predecessor in interest.

	•	Second Amendment to Lease dated 3/1/96 between Rodeo Landlord’s predecessor in interest and Klinger.

	•	First Amendment to Lease dated 12/7/95 between Rodeo Landlord’s predecessor in interest and Klinger. (lease of 500 s/f of storage space)

	•	Lease dated 12/7/95 between Rodeo Landlord’s predecessor in interest and Klinger, as tenant.

Notice from Arongberg Goldgehn dated April 4, 2007 to Klinger Advanced Aesthetics Institute regarding filing of that certain Contractor’s Claim for a Mechanics Lien dated March 26, 2007 and filed on April 2, 2007 in the Cook County Recorder of Deeds in the State of Illinois in the amount of $90,944 has been filed against Water Tower, LLC, as owner, General Growth Properties, Inc., as owner’s agent and Georgette Klinger Water Tower Place (“Lien”). In connection with this Lien, Tenant has not yet received notice of default by the Landlord.

Default Notice dated April 12, 2007 from Linowes and Blocher LLP, attorneys for the CC Landlord, to Klinger Advanced Aesthetics, LLC (f/k/a Advanced K, LLC), as tenant, and Klinger Advanced Aesthetics, Inc., as guarantor, in connection with tenant and guarantor’s failure to post a $645,000 letter of credit and failure to pay rent in the amount of $80,452.12 (as of April 9, 2007). Previous notices of default for same dated February 27, 2007 and April 9, 2007 are referenced but were not provided to Purchaser.

The 501 Madison Avenue, New York, New York spa facility is antiquated and in need of refurbishment including the electrical and cooling capacities, and Seller has no Knowledge nor have they been given notice that such issues are a violation of governmental statutes or regulations. When the facility is at full capacity, circuit breakers have needed to be reset. It is believed that the issue with the cooling capacity is that the cooling system was designed and installed in such a manner that the coils to the system cannot be properly cleaned and maintained reducing the effective capacity of the system.

The Water Tower facility requires new carpet at an estimated cost of about $12,000. There are also some construction items of approximately $15,000 that remain from the recent remodeling done at the facility.

The Palm Beach Gardens facility requires a new storefront sign due to the expiration of the license to use the “Anushka” trade name.

An odor was detected at the West Palm location. Store management had a mold analysis conducted. No air borne mold was detected. Some mold was detected in some walls, which will need to be cleaned and or remediated. The formal report has not yet been received and the cost is unknown.

See the disclosure in Schedule 3.9 regarding the Beverly Hills store.

The facility in Boca Raton has not fully recovered from hurricane damage that was sustained in October, 2005. The facility had to be closed after the hurricane due to damage, and a significant number of employees left for a number of reasons including as a result of the damage sustained. Revenues dropped by $1.7 million at this facility for [2006.] There is no clear indication if the facility will return to prior revenue levels without significant resources added. The damage has been fixed, but the facility needs to be renovated.

The following rental payments and other occupancy charges are owing for each of the following locations as of May 3, 2007.

Outstanding Facility Lease Obligations

3-May-07

	December ’06	January ’07	February ’07	March ’07	Marketing	April ’07	Marketing	Total

Costa Mesa	$0	$1,560	$24,911	$24,911	$11,400	$33,049	$0	$95,833
Short Hills	$0	$0	$0	$0	$5,127	$0	$4,498	$9,625
Manhassett	$0	$0	$50,893	$50,893	$0	$53,022	$0	$154,808
Chicago	$0	$0	$0	$38,785	$0	$35,410	$0	$74,195
501 Madison Ave	$0	$0	$0	$0	$0	$83,848	$0	$83,848
Palm Beach Gardens	$0	$0	$0	$0	$0	$0	$0	$0
West Palm Beach	$0	$0	$0	$0	$0	$0	$0	$0
Chevy Chase	$0	$0	$0	$13,419	$0	$26,710	$0	$40,129
Dallas	$0	$0	$50,144	46.401.62	$10,764	$42,239	$1,157	$104,304
Boca	$4,650	$19,897	$19,897	$19,897	$0	$19,897	$1,025	$85,263
Palm Beach Island	$12,506	$0	$15,158	$15,172	$0	$17,184		$60,021

Total	$17,156	$21,457	$161,002	$163,078	$27,291	$311,359	$6,679	$708,024

Schedule 3.13
Intellectual Property

Trademarks filed under Klinger Advanced Aesthetics, LLC

REFERENCE	MARK		FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	All Actions Due (Original)
UNITED STATES
T15717US00	ACNE TEEN PLAN & Design		4/15/2002	76/395,633	8/12/2003	2,749,681	REGISTERED	44
	8/12/2009	AFFIDAVIT OF USE
	8/12/2013	RENEWAL

44 - Beauty care, skin care, and scalp care services, namely a customized program designed for controlling teenage acne through professional facials and scalp treatments, and providing recommendations for treatment and products for daily skin care at home

T15688US00	ADVANCED OXYGEN		6/8/2000	76/065,770	5/22/2001	2,453,258	REGISTERED	03
	5/22/2007	AFFIDAVIT OF USE
	5/22/2011	RENEWAL
03 - face moisturizer
T15723US00	DAILY 15		2/11/1999	75/640,434	10/8/2002	2,632,145	REGISTERED	03
	10/8/2008	AFFIDAVIT OF USE
	10/8/2012	RENEWAL
03 - COSMETICS; NAMELY, SKIN CREAMS, SKIN LOTIONS, SKIN CLEANSERS; SKIN MAKEUP REMOVERS, SKIN MASKS, SKIN MOISTURIZERS AND EYE CREAMS
T15718US00	ESSENTIAL 9-STEP FACIAL		6/8/2000	76/066,908	2/26/2002	2,542,483	REGISTERED	42
	2/26/2008	AFFIDAVIT OF USE
	2/26/2012	RENEWAL
42 - beauty salon services
T15398US00	FIRMATIVE		7/2/1985	73/546,030	7/8/1986	1,400,036	ABANDONED	03
03 - Cosmetics for men and women, namely, skin moisturizers and lotions, and facial masks.
T15731US00	GEORGETTE		9/24/1982	73/388,758	7/10/1984	1,284,858	REGISTERED	03
	7/10/2014	RENEWAL
03 - Toiletries-Namely, Perfumes, Colognes and Cosmetic Body Creams
T15730US00	GK		9/24/1982	73/388,809	7/10/1984	1,284,859	REGISTERED	03
	7/10/2014	RENEWAL
03 - Toiletries-Namely, Perfumes, Colognes and Cosmetic Body Creams
T15684US00	HERBAL ESSENTIALS		10/28/1998	75/578,977	2/6/2001	2,426,101	ABANDONED	03
03 - COSMETICS; NAMELY, SKIN CREAMS, SKIN LOTIONS, SKIN CLEANSERS; SKIN MAKE-UP REMOVERS, SKIN MASKS, SKIN MOISTURIZERS AND EYE CREAMS
T15683US00	INSTANT RADIANCE		3/15/1999	75/660,752	1/9/2001	2,419,965	REGISTERED	03
	7/9/2007	AFF. OF USE - GRACE
	1/9/2011	RENEWAL
03 - facial mask
T15734US00	KATHRYN		9/24/1982	73/388,755	7/24/1984	1,286,713	REGISTERED	03
	7/24/2014	RENEWAL
03 - Toiletries-Namely, Perfumes, Colognes and Cosmetic Body Creams
T15356US00	KLINGER		9/24/1982	73/388,754	8/20/1985	1,354,848	ABANDONED	03
03 - Men’s Toiletries-Namely, Cleansing Pads, Skin Lubricating Creams, Eye Creams, Masks for Dry Skin, Masks for Oily Skin,Cologne, After Shave Lotion,Pre-Shave Softeners, Shaving Cream
T15669US00	Lily of the Valley Design		4/17/1978	73/166,525	6/26/1979	1,121,229	REGISTERED	42
	6/26/2009	RENEWAL
42 - SKIN, SCALP AND HAIR CARE SERVICES
T15715US00	Lily of the Valley Design (2)		3/1/2000	75/932,516	9/11/2001	2,489,314	REGISTERED	42
	9/11/2007	AFFIDAVIT OF USE
	9/11/2011	RENEWAL

42 - beauty care and skin care services, namely providing facial treatments, massages and body treatments, manicures, pedicures and hair services

Trademark Report by Country						Printed: 3/29/2007		Page 2
REFERENCE	MARK		FILED	APPL#	REGDT	REG#	STATUS	CLASSES
All Actions Due (Original)

UNITED STATES continued…
T15721US00	Lily of the Valley Design in Box Design		3/1/2000	75/932,515	9/4/2001	2,486,270	REGISTERED	03
	9/4/2007	AFFIDAVIT OF USE
	9/4/2011	RENEWAL

03 - cosmetic and fragrance products, namely after-shave lotions, after-sun lotions, anti-bacterial soap, anti-wrinkle cream, aromatherapy oils, astringents, bath beads, bath crystals, bath foam, bath gel, bath oil, bath powder, bath salts, blusher, body cream, body emulsions, body masks, body oil, body powder, body scrubs, bubble bath, cologne, concealers, cosmetic pencils, cuticle cream, eau de perfume, eau de toilette, essential oils for personal use, eye cream, eye gels, eye makeup remover, eye makeup, eye shadow, eyebrow pencils, eyeliners, facial cleansers, facial creams, facial emulsions, facials masks, facial scrubs, foundation, hair shampoo, hair conditioners, hair gel, hair mousse, hair rinses, hair spray, hair styling preparations, hand cream, lip cream, lip gloss, lip liner, lipstick, makeup remover, facial makeup, eye makeup remover, mascara, massage oil, skin moisturizer, nail buffing preparations, nail cream, nail enamel, nail hardeners, nail polish base coat, nail polish remover, nail polish top coat, nail polish, nail strengtheners, night cream, perfume oils, perfume, potpourri, face powder, talcum powder, pre-moistened cosmetic wipes, sachets, scented body spray, sculpting gel, self-tanning lotions, hair shampoo, shaving balm, shaving cream, shaving foam, shaving gel, shower gel, skin clarifiers, skin cleansers, skin cream, skin emollients, skin gels for accelerating, enhancing or extending tans; skin lotion, skin texturizers, skin toners, toilet soap, sun block preparations, sun screen preparations, sun tanning preparations

T15687US00	LINE SOLUTION		6/8/2000	76/065,767	5/22/2001	2,453,257	REGISTERED	03
	5/22/2007	AFFIDAVIT OF USE
	5/22/2011	RENEWAL
03 - face cream
T15722US00	PRIME TIME		10/28/1998	75/578,969	5/20/2003	2,717,662	REGISTERED	03
	5/20/2009	AFFIDAVIT OF USE
	5/20/2013	RENEWAL
03 - SKIN CARE PREPARATIONS, NAMELY SKIN MOISTURIZERS, SKIN LUBRICATING CREAMS, SKIN NIGHT TREATMENTS AND BODY LOTIONS
T15263US01	REVIVACELL		7/26/2001	78/075,787	9/10/2002	2,619,069	REGISTERED	42
	9/10/2008	AFFIDAVIT OF USE
	9/10/2012	RENEWAL
42 - BEAUTY CARE SERVICES, NAMELY, MICRODERMABRASION SKIN TREATMENT FOR FACE, NECK, HANDS AND OTHER PARTS OF THE BODY, HYDRATING FACIAL TREATMENT, AND MOISTURIZING MASSAGE
T15656US00	SKIN BOOSTER		7/26/2000	76/097,353	11/13/2001	2,508,261	REGISTERED	03
	11/13/2007	AFFIDAVIT OF USE
	11/13/2011	RENEWAL
03 - Facial lotion
T15689US00	SKIN PROTECTOR		6/8/2000	76/065,765	5/22/2001	2,453,256	REGISTERED	03
	5/22/2007	AFFIDAVIT OF USE
	5/22/2011	RENEWAL
03 - face cream

Trademarks Filed Under Advanced Aesthetics, LLC

Trademark Report by Country					Printed: 3/29/2007		Page 1
REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
All Actions Due (Original)

[Trademark Report by Country					Printed: 3/29/2007		Page 2
REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
All Actions Due (Original)
CANADA continued…

EUROPEAN UNION (CTM)

[Trademark Report by Country					Printed: 3/29/2007		Page 3
REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	All Actions Due (Original)
EUROPEAN UNION (CTM) continued…
T16179EU00	KLINGER ADVANCED					MAILED	03,05,10
	AESTHETICS & Design						44
	4/30/2007	STATUS CHECK

03 - Hair colorings, color rinses, hair bleaches, color developers, color intensifiers, hair conditioners, hair detanglers, shampoos, hair styling mousse, gel and spray, rouge, hand lotion, hand cream, face lotion, face cream, face powder, lip stick, lip glosses, eye makeup, eye shadow, makeup, pressed powder, blusher, under-eye concealer, loose powder, mascara, eyeliner, lip liner, eye brow pencil, perfume, cologne, suntan oil, nail polish, nail enamel, bath and shower gels and bath salts; toilet soaps; body deodorants; cosmetics, namely, creams, milks, lotions, gels and powders for the face, the body and the hands; sun care preparations, namely, sun block, sun screen, sun creams, sun tan lotion, sun tan gel and sun tan oil; gels, sprays, mousses and balms for the hair styling and hair care; hair lacquers; hair coloring and hair decolorant preparations; permanent waving and curling preparations; essential oils for personal use; dentifrices; nail care preparations; non-medicated skin care preparations.

05 - Dental cement of resin; denture adhesives; fillings for teeth; composite resin for dental use namely, dental impression materials; dental prosthetic materials, namely, dental veneers, crowns, and bridges; dental coating materials, namely, dental desensitizers, and teeth protectors; other dental materials, namely, dental abrasives, dental polish, and dental rinse; diagnostic preparations for clinical or medical laboratory use; biological tissue intended for subsequent implantation of bone, skin, and teeth;pharmaceutical preparations, namely, dermatological preparations, medicated skin care preparations, anti-acne preparations, antibiotic preparations, antifungal preparations, anti-infective preparations, corticosteroid preparations, medicated shampoos, preparations for treatment of inflammatory skin disorders, preparations for treatment of rosacea, and preparations for treatment of pigmentation disorders, uneven pigmentation and actinic aging; pharmaceutical products used in connection with breast aesthetic, facial aesthetic and reconstruction, facial aesthetic and anti-obesity surgery, cosmetic surgery, plastic surgery, cosmetic dentistry, dental surgery; cosmetic and medical injectibles for cosmetic conditions

10 - Medical devices, namely, lasers and like devices for the removal of unwanted hair and treatment of skin blemishes, scars, and other aesthetic issues, microdermabrasion machines, and devices used to aid in teeth whitening, used in connection with breast aesthetic, facial aesthetic and reconstruction, facial aesthetic and anti-obesity surgery, cosmetic surgery, plastic surgery, dental surgery, and cosmetic dentistry; medical apparatus, namely therapeutic ultrasound systems.

44 - Medical services, namely, laser hair removal, laser vein removal, sclerotherapy and microdermabrasion; botulinum toxin type A, hyaluronic acid, and collagen injections, cosmetic surgery, plastic surgery, cosmetic dentistry, dental surgery;skin and hair care services, namely, chemical peels, acne treatments, microdermabrasion treatments, botulinum toxin type A, hyaluronic acid, and collagen injections, laser procedures for the removal of wrinkles, capillaries, red spots, brown spots, age spots, spider veins, facial and body hair, laser procedures for stimulating collagen production, evening skin tone and skin resurfacing; and rendering consultation and advisory services in connection with the aforesaid; beauty salon services; health spa services, namely, massage services and cosmetic body care services and treatments; cosmetic medical and surgical services and treatments; cosmetic dentistry and consulting services relating to the same; informational services in the field of facial aesthetic and anti-obesity surgery, cosmetic surgery, plastic surgery, microdermabrasion, laser treatment, namely sclerotherapy and hair removal, treatment of fatty deposits using ultrasound; medical diagnostic services, namely, providing ultrasound screening and diagnosis, measurement of skin and hair condition; medical services for skin treatment, namely dermatology clinic and skin health restoration medical procedures for physician- or nurse-practitioner-administered or directed exfoliation of skin and associated procedures for post-exfoliation treatment; hygienic and beauty services for skin, namely treatment, health restoration, care therapy, timed application of gels, cleansers, lighteners, exfoliants, blenders, toners and creams; skin care salon; skin massage therapy; cosmetic surgery, cosmetic dentistry, plastic surgery, dental surgery; spa services providing body and skin treatments namely massages, applications of lotions and compositions including skin lighteners, skin masks, antioxidant treatments, skin peels, pre-operative skin care, post-operative camouflage make-up, deep cleansing facial treatments, manicures, pedicures, face and body waxing, hair design, color, perms and full body massage, facials; salon services providing hair care, hair coloring, manicures, pedicures, and makeup; services relating to cosmetic/medical injectibles.]

[Trademark Report by Country					Printed: 3/29/2007		Page 7
REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	All Actions Due (Original)
UNITED STATES continued…

[Trademark Report by Country					Printed: 3/29/2007		Page 13
REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	All Actions Due (Original)
UNITED STATES continued…
T15907US00	KLINGER ADVANCED	7/22/2005	78/676,288			PENDING	03,05,10
	AESTHETICS						44
	3/30/2007	STATUS CHECK

03 - Hair colorings, color rinses, hair bleaches, color developers, color intensifiers, hair conditioners, hair detanglers, shampoos, hair styling mousse, gel and spray, rouge, hand lotion, hand cream, face lotion, face cream, face powder, lip stick, lip glosses, eye makeup, eye shadow, makeup, pressed face powder, blusher, under-eye concealer, loose face powder, mascara, eyeliner, lip liner, eye brow pencil, perfume, cologne, suntan oil, nail polish, nail enamel, bath and shower gels and bath salts; toilet soaps; body deodorants; cosmetics, namely, creams, milks, lotions, gels and powders for the face, the body and the hands; sun care preparations, namely, sun block, sun screen, sun creams, sun tan lotion, sun tan gel and sun tan oil; gels, sprays, mousses and balms for the hair styling and hair care; hair lacquers; hair coloring and hair decolorant preparations; permanent waving and curling preparations; essential oils for personal use; dentifrices; nail care preparations; non-medicated skin care preparations.

05 - Dental cement of resin; denture adhesives; fillings for teeth; composite resin for dental use, namely, dental impression materials; dental prosthetic materials, namely, dental veneers; dental coating materials, namely, dental restoration compounds; other dental materials, namely, dental abrasives, dental polish, and dental rinse; diagnostic preparations for clinical or medical laboratory use; biological pharmaceutical preparations, namely, dermatological preparations, medicated skin care preparations, anti-acne preparations, antibiotic preparations, antifungal preparations, anti-infective preparations, corticosteroid preparations, medicated shampoos, preparations for treatment of inflammatory skin disorders, preparations for treatment of rosacea, and preparations for treatment of pigmentation disorders, uneven pigmentation and actinic aging; pharmaceutical products used in connection with breast aesthetic, facial aesthetic and reconstruction, facial aesthetic and anti-obesity surgery, cosmetic surgery, plastic surgery, cosmetic dentistry and dental surgery; medical injectibles preparations for cosmetic conditions and diseases.

10 - Medical apparatus, namely, therapeutic ultrasound systems; dental crowns, dental bridges, and teeth protectors, namely mouth guards for medical purposes; Medical devices, namely, lasers and like devices for the removal of unwanted hair and treatment of skin blemishes, scars, and other aesthetic issues, microdermabrasion machines, and devices used to aid in teeth whitening, used in connection with breast aesthetic, facial aesthetic and reconstruction, facial aesthetic and anti-obesity surgery, cosmetic surgery, plastic surgery, dental surgery, and cosmetic dentistry; medical apparatus, namely therapeutic ultrasound systems.

44 - Medical services, namely, laser hair removal, laser vein removal, sclerotherapy and microdermabrasion; botulinum toxin type A, hyaluronic acid, and collagen injections, cosmetic surgery, plastic surgery, cosmetic dentistry, dental surgery; cosmetic skin and hair care services, namely, chemical peels, acne treatments, microdermabrasion treatments, botulinum toxin type A, hyaluronic acid, and collagen injections, laser procedures for the removal of wrinkles, capillaries, red spots, brown spots, age spots, spider veins, facial and body hair, laser procedures for stimulating collagen production, evening skin tone and skin resurfacing; rendering consultation and advisory services in connection with the aforesaid; beauty salon services; health spa services, namely, massage services and cosmetic body care services and; cosmetic medical and surgical services and medical services for cosmetic purposes; cosmetic surgery; cosmetic dentistry and consulting services relating to the same; providing information in the field of facial aesthetic and anti-obesity surgery, cosmetic surgery, plastic surgery, microdermabrasion, laser treatment, namely sclerotherapy and hair removal, treatment of fatty deposits using ultrasound; medical diagnostic services, namely, providing ultrasound screening and diagnosis, measurement of skin and hair condition; medical services for skin treatment, namely dermatology clinic and skin health restoration medical procedures for physician- or nurse-practitioner-administered or directed exfoliation of skin and associated procedures for post-exfoliation treatment; hygienic and beauty services for skin, namely treatment, health restoration, care therapy, timed application of gels, cleansers, lighteners, exfoliants, blenders, toners and creams; skin care salon; skin massage therapy; cosmetic surgery, cosmetic dentistry, plastic surgery, dental surgery; health spa services for body and skin treatments, namely massages, applications of lotions and compositions including skin lighteners, skin masks, antioxidant treatments, skin peels, preoperative skin care, post-operative camouflage make-up, deep cleansing facial treatments, manicures, pedicures, face and body waxing, hair design, color, perms and full body massage, facials; beauty salon services for providing hair care, hair coloring, manicures, pedicures, and makeup; injection of medical injectables for cosmetic conditions and diseases.]

[Trademark Report by Country						Printed: 3/29/2007		Page 14
REFERENCE	MARK		FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	All Actions Due (Original)
UNITED STATES continued…
T16179US00	KLINGER ADVANCED		11/21/2005	78/758,271			PENDING	03,05,10
	AESTHETICS & Design							44
	3/30/2007	STATUS CHECK

03 - Hair colorings, color rinses, hair bleaches, color developers, color intensifiers, hair conditioners, hair detanglers, shampoos, hair styling mousse, gel and spray, rouge, hand lotion, hand cream, face lotion, face cream, face powder, lip stick, lip glosses, eye makeup, eye shadow, makeup, pressed face powder, blusher, under-eye concealer, loose face powder, mascara, eyeliner, lip liner, eye brow pencil, perfume, cologne, suntan oil, nail polish, nail enamel, bath and shower gels and bath salts; toilet soaps; body deodorants; cosmetics, namely, creams, milks, lotions, gels and powders for the face, the body and the hands; sun care preparations, namely, sun block, sun screen, sun creams, sun tan lotion, sun tan gel and sun tan oil; gels, sprays, mousses and balms for the hair styling and hair care; hair lacquers; hair coloring and hair decolorant preparations; permanent waving and curling preparations; essential oils for personal use; dentifrices; nail care preparations; non-medicated skin care preparations.

05 - Dental cement of resin; denture adhesives; fillings for teeth; composite resin for dental use, namely, dental impression materials; dental prosthetic materials, namely, dental veneers; dental coating materials, namely, dental restoration compounds; other dental materials, namely, dental abrasives, dental polish, and dental rinse; diagnostic preparations for clinical or medical laboratory use; biological pharmaceutical preparations, namely, dermatological preparations, medicated skin care preparations, anti-acne preparations, antibiotic preparations, antifungal preparations, anti-infective preparations, corticosteroid preparations, medicated shampoos, preparations for treatment of inflammatory skin disorders, preparations for treatment of rosacea, and preparations for treatment of pigmentation disorders, uneven pigmentation and actinic aging; pharmaceutical products used in connection with breast aesthetic, facial aesthetic and reconstruction, facial aesthetic and anti-obesity surgery, cosmetic surgery, plastic surgery, cosmetic dentistry and dental surgery; medical injectible preparations for cosmetic conditions and diseases.

10 - Medical apparatus, namely therapeutic ultrasound systems; dental crowns, dental bridges, and teeth protectors, namely, mouth guards for medical purposes; Medical devices, namely, lasers and like devices for the removal of unwanted hair and treatment of skin blemishes, scars, and other aesthetic issues, microdermabrasion machines, and devices used to aid in teeth whitening, used in connection with breast aesthetic, facial aesthetic and reconstruction, facial aesthetic and anti-obesity surgery, cosmetic surgery, plastic surgery, dental surgery,

44 - Medical services, namely, laser hair removal, laser vein removal, sclerotherapy and microdermabrasion; botulinum toxin type A, hyaluronic acid, and collagen injections, cosmetic surgery, plastic surgery, cosmetic dentistry, dental surgery; cosmetic skin and hair care services, namely, chemical peels, acne treatments, microdermabrasion treatments, botulinum toxin type A, hyaluronic acid, and collagen injections, laser procedures for the removal of wrinkles, capillaries, red spots, brown spots, age spots, spider veins, facial and body hair, laser procedures for stimulating collagen production, evening skin tone and skin resurfacing; rendering consultation and advisory services in connection with the aforesaid; beauty salon services; health spa services, namely, massage services and cosmetic body care services and; cosmetic medical and surgical services and medical services for cosmetic purposes; cosmetic surgery; cosmetic dentistry and consulting services relating to the same; providing information in the field of facial aesthetic and anti-obesity surgery, cosmetic surgery, plastic surgery, microdermabrasion, laser treatment, namely sclerotherapy and hair removal, treatment of fatty deposits using ultrasound; medical diagnostic services, namely, providing ultrasound screening and diagnosis, measurement of skin and hair condition; medical services for skin treatment, namely dermatology clinic and skin health restoration medical procedures for physician- or nurse-practitioner-administered or directed exfoliation of skin and associated procedures for post-exfoliation treatment; hygienic and beauty services for skin, namely treatment, health restoration, care therapy, timed application of gels, cleansers, lighteners, exfoliants, blenders, toners and creams; skin care salon; skin massage therapy; cosmetic surgery, cosmetic dentistry, plastic surgery, dental surgery; health spa services for body and skin treatments, namely massages, applications of lotions and compositions including skin lighteners, skin! masks, antioxidant treatments, skin peels, pre-operative skin care, post-operative camouflage make-up, deep cleansing facial treatments, manicures, pedicures, face and body waxing, hair design, color, perms and full body massage, facials; beauty salon services providing hair care, hair coloring, manicures, pedicures, and makeup; injection of medical injectables for cosmetic conditions and diseases.

Trademark Report by Country						Printed: 3/29/2007		Page 15
REFERENCE	MARK		FILED	APPL#	REGDT	REG#	STATUS	CLASSES
All Actions Due (Original)]
[UNITED STATES continued…

[Trademark Report by Country						Printed: 3/29/2007		Page 17
REFERENCE	MARK		FILED	APPL#	REGDT	REG#	STATUS	CLASSES
All Actions Due (Original)

T15756US00	THE PLACE OF POSSIBILITIES		6/22/2005	78/655,732			ALLOWED	44
	6/19/2007	STATUS CHECK
	8/19/2007	STATUS CHECK
	9/19/2007	STATEMENT OF USE
	9/19/2007	FILE ITU EXTENSION

44 - Beauty salon services; health spa services, namely, massage services and cosmetic body care services and providing treatments relating to the same; cosmetic medical and surgical services and providing treatments relating to the same; cosmetic dentistry and consulting services relating to the same; providing informational services in the field of facial aesthetic and anti-obesity surgery, cosmetic surgery, plastic surgery, microdermabrasion, laser treatment, namely, sclerotherapy and hair removal, treatment of fatty deposits using ultrasound; medical diagnostic services, namely, providing ultrasound screening and diagnosis, measurement of skin and hair condition; medical services for skin treatment, namely, dermatology clinic and skin health restoration medical procedures for physician- or nurse-practitioner-administered or directed exfoliation of skin and associated procedures for post-exfoliation treatment; hygienic and beauty services for skin, namely, treatment, health restoration, care therapy, timed application of gels, cleansers, lighteners, exfoliants, blenders, toners and creams; skin care salon; skin massage therapy; cosmetic surgery, cosmetic dentistry, plastic surgery, dental surgery; spa services, namely, providing body and skin treatments namely, massages, applications of lotions and compositions including skin lighteners, skin masks, antioxidant treatments, skin peels, preoperative skin care, post-operative camouflage make-up, deep cleansing facial treatments, manicures, pedicures, face and body waxing, hair design, color, perms and full body massage, facials; salon services in the nature of providing hair care, hair coloring, manicures, pedicures, and makeup application; medical services, namely, laser hair removal, laser vein removal, sclerotherapy and microdermabrasion; botulinum toxin type A, hyaluronic acid, and collagen injections; cosmetic surgery, plastic surgery, cosmetic dentistry, dental surgery; skin and hair care services, namely, chemical peels, acne treatments, laser procedures for the removal of wrinkles, capillaries, red spots, brown spots, age spots, spider veins, facial and body hair, laser procedures for stimulating collagen production, evening skin tone and skin resurfacing; and rendering consultation and advisory services in connection with all aforesaid services.

[Trademark Report by Country						Printed: 3/29/2007		Page 18
REFERENCE	MARK		FILED	APPL#	REGDT	REG#	STATUS	CLASSES
All Actions Due (Original)

aforesaid.]

non-medicated skin care lotions and preparations.]

END OF REPORT	TOTAL ITEMS SELECTED = 43

Trademark Rights to be transferred to KAA

T15654US00	GEORGETTE KLINGER		2/10/1977	73/115,371	10/25/1977	1,076,178
REGISTERED	42
	10/25/2007	RENEWAL
42 - SKIN, SCALP AND HAIR CARE SERVICES
T15654US01	GEORGETTE KLINGER		2/10/1977	73/115,375	11/28/1978	1,106,942
REGISTERED	03
	11/28/2008	RENEWAL

03 - SKIN CARE, HAIR AND SCALP TREATMENT AND COSMETIC PREPARATIONS-NAMELY, MAKEUP AND MAKEUP REMOVERS, CLEANSING LOTIONS, MOISTURIZERS, LUBRICATING CREAMS, NIGHT TREATMENTS, SKIN MASKS, DRYING LOTIONS, DRYING CREAMS, SUN BLOCK CREAMS, SUN SCREEN CREAMS, SKI LOTIONS, HAND CREAMS, HERBAL TEAS FOR USE AS COSMETICS, BODY LOTIONS, FOUNDATIONS, SHAMPOOS, SCALP CONDITIONERS, TANGLE FREE LOTIOS, MUD PACKS AND HERBAL PACKS]

[Klinger Serial No. 73/115,373 Filing Date 02/10/1977 Registration No. 1,104,128 Registration Date 10/17/1978 Status Live/Registered Owner Klinger Advanced Aesthetics, Inc.]

Licenses used in the Business

22 Nextech Licenses fully paid. No expiration to the licenses but must pay for upgrades and support calls.

Klinger 360 is used in the NorthPark and Chevy Chase locations. This is a custom system developed by Klinger Advanced Aesthetics, Inc. and it is currently licensed to the medical providers of those two facilities.

Citrix – which has an annual renewal fee of $6,500 and is in the process of being paid.

MAS – licenses full paid. NO renewal fee.

Millennium License – fully purchased.

Sellers and their affiliates own the following domain names:

Registrant:
Georgette Klinger, Inc.
501 Merritt 7, 5th Floor
Norwalk, CT 06851
US

Domain Name: GEORGETTEKLINGER.COM

Administrative Contact, Technical Contact:
Saffer, Marc marc@raspberryred.com
Klinger Advanced Aesthetics
501 Merritt 7, 5th Floor
Norwalk, CT 06851
US
203-295-2114 fax: (201) 438-4555

Record expires on 14-Oct-2010.

Record created on 15-Oct-1998.
Database last updated on 10-Apr-2007 14:29:05 EDT.

Domain servers in listed order:

NS25.WORLDNIC.COM 205.178.190.13
NS26.WORLDNIC.COM 205.178.189.13

Registrant:
Georgette Klinger
501 Madison Avenue
New York, NY 10022
US

Domain Name: GKSPA.COM

Administrative Contact, Technical Contact:
Georgette Klinger spike8mp9@aol.com
501 Madison Avenue
New York, NY 10022
US
212.838.7080 x 305

Record expires on 13-Sep-2007.
Record created on 13-Sep-2004.
Database last updated on 10-Apr-2007 14:29:01 EDT.

Domain servers in listed order:

AUTH00.NS.COLOSPACE.COM
AUTH01.NS.COLOSPACE.COM 63.251.136.100

Registration Service Provided By: buffalo web labs
Contact: accounting@heavenspa.com

Domain name: georgetteklinger.net

Registrant:
AAI
501 Madison Avenue
Suite 407
New York, NY 10022
US

Domain Name: KLINGER.COM

Administrative Contact, Technical Contact:
AAI admin@raspberryred.com
501 Madison Avenue
Suite 407
New York, NY 10022
US
212-838-7080 x303

Record expires on 20-Dec-2014.

Record created on 21-Dec-1995.
Database last updated on 10-Apr-2007 14:55:38 EDT.

Domain servers in listed order:

NS81.WORLDNIC.COM 205.178.190.41
NS82.WORLDNIC.COM 205.178.189.41

Schedule 3.14
Personal Property

Filed separately with this Report

Schedule 3.15
Employee Benefit Plans

1. 401(k) Plans

Georgette Klinger 401(k) Savings Plan   6-11216
Principal Financial Group – Plan Sponsor

Matthew Burris – Plan Fiduciary
Andrena Carroll-Gerace - Plan and Loan Administrator

The plan is under a Voluntary Correction Program (VCP) due to late contributions made to the plan during the past year and failure to have open enrollment since KAA took over the plan. The VCP should take approximately 8 months to complete. We started the process on March 20, 2007.

Once the VCP is completed the plan will then be opened up to all employees. Currently, there is approximately $500,000.00 in assets.

All tax filings are current for this plan.

Dischino Corp 401(k)
CITISTREET – Plan Sponsor

Plan is being closed out. This 401(k) was available only to Dischino employees. All participants have received their funds.

Final Form 5500 will be filled at the close of the 2007 calendar year.

2. Health and Welfare Plans

Benefits are offered to Management the first of the month following their date of hire. Staff and hourly employees may enroll the first of the month following 90 days of full time employment (32 hours or more each week).

KAA Health and Welfare plans are brokered through Egan, Amato & O’Connor. Matthew Burris is the Plan Fiduciary for all plans and Andrena Carroll-Gerace is the Administrator for all plans. The plans are marketed each year for best pricing. Open enrollment is in June of each year with an annual renewal on July 1st.

There are 4 tiers of coverage for medical, dental and vision. There is Employee only, Employee plus Spouse, Employee plus Children, and Employee plus Family.

Medical and Dental plans are insured through CIGNA, Policy Number is 13867.

There are 3 medical options offered to Hourly and Staff employees - POS, HMO2 and HMO Base plan. Manager and Executives have 2 medical options - POS and HMO2.

There are 2 dental options available to all employees – PPO1 and PPO2.

Vision coverage is insured through Vision Services Plan (VSP). The Policy Number is 30 000098.

Life and Long Term Disability (LTD) are insured by CIGNA Life, the policy number is 0651174522. Life and LTD is offered to all full time employees who meet the eligibility requirements listed above.

Staff and hourly employees have $20,000.00 in Life Insurance (company paid) and 60% up to a maximum of $1,000.00 monthly of income replacement (LTD).

Management employees have $50,000.00 in Life Insurance (company paid) and 60% up to a maximum of $5,000.00 monthly of income replacement (LTD).

Executives have $50,000.00 in Life Insurance (company paid) and 60% up to a maximum of $10,000.00 monthly of income replacement (LTD).

All employees have the option of purchasing supplemental Life Insurance and additional Long Term Disability insurance through payroll deductions.

Additional Insurance policies:

Short Term Disability (STD) insured through AFLAC, completely voluntary and 100% employee paid. Provides income replacement should the employee need to be out of work for medical reasons.

Sick and Accidental coverage - insured through AFLAC, completely voluntary and 100% employee paid. Offers a reimbursement schedule should employee get sick or be involved in an accident.

Cancer Coverage - insured through AFLAC, completely voluntary and 100% employee paid. Offers a reimbursement schedule should employee be diagnosed with Cancer.

Schedule 3.16
Labor Matters

[Due diligence materials include Employment Agreements and/or Confidentiality / Solicitation Agreements with the following individuals; however, they do not appear on the payroll registers, and when LS inquired about these individuals, W. Haddad responded that there is “no record” of these individuals:]

Leslie Wood[Pat Jones]  - Declined offer
Mary Thornton [Pat Jones] – Declined offer.
Larisa Kulagina [Pat Jones] – No Record in Payroll
Patricia Lopez[Pat Jones]  - No Record in Payroll
Kaye Babez Melne Malones [Pat Jones] –No Record in Payroll
Rosica L. Heagn [Pat Jones] –No Record in Payroll
Peter Kain Villavicencio[Pat Jones]  Declined off
Yvonne Schewtz (Ms. Schewtz was a nurse practitioner in California; she was on the payroll registers for a short period of time but later became an independent contractor.)
Jaime Torrez, Massage Therapist at 501 Madison paid on commission–last pay was 07/21/06
Ida Chupenko paid on commission –YTD $6,049.05 as of payroll 03/02/07.

Also see attached list [Doc. # 2157076].

Schedule 3.19
Proceedings

1.	Three Day Notice to Pay or to Quit given by South Coast Plaza for unpaid rent in the amount of $115,782.69.

2.

Biosea II International, Inc. v Klinger Advanced Aesthetics, LLC Palm Beach County Circuit Court, FL case number 2007 CA003669XXXXMB. This case is to prohibit Defendant’s use of the Anushka trade name and to allow Plaintiffs to void certain restrictive covenants.

3.

Complainant John Curcio filed a retaliatory discharge claim with the EEOC, charge number 510-2006-02737, against Anushka PBG Acquisition, LLC. Received notice week of April 30 that EEOC is terminating its processing.

4.	Complainant Gisele Dinardo filed a retaliatory discharge claim with the EEOC, charge number 510-2007-02001, against the Wild Hare Acquisition LLC. She also filed a worker’s compensation claim.

5.

G & I IV Wharfside, LLC v. Wild Hare Acquisition Sub, LLC, Palm Beach County, FL case no 502007CC003037XXXXSB. A complaint for possession has been settled through agreement by Defendant Tenant to make certain payments, but if Defendant fails to make such payments, Plaintiff Landlord shall be entitled to immediately enter a final judgment for eviction and writ of possession.

6.

Main Electric Supply Company v. Klinger Advanced Aesthetics, LLC, Los Angeles County Superior Court, CA case number 06C02137. Action to foreclose mechanic’s lien related to the Beverly Hills construction.

7.	Watson Construction v. Klinger Advanced Aesthetics, LLC, Los Angeles County Superior Court, CA case number SC091490. Action to foreclose a mechanic’s lien related to the Beverly Hills construction.

8.	Borg Construction v. Klinger Advanced Aesthetics, LLC, case number 0706039055, Plaintiff filed a contractor’s lien for work completed at the Water Tower location.

9.	TREA Wilshire Rodeo LLC has a claim against Klinger Advanced Aesthetics, LLC (formerly Advanced K, LLC) for unpaid and back and future rent related to Tenant’s closing of the store in Beverly Hills.

10.	Klinger Advanced Aesthetics, Inc. has entered into a settlement agreement with Tri-North Builders to delay Tri-North’s lien rights in exchange for certain payments to be made to Tri-North.

In addition, please note the following:

Dinaro: former employee claims that after suffering an injury at work she was terminated in violation of Florida law, ADA, and FMLA

Johnson: former employee’s breach-of-employment-contract, tort, and retaliation claims

Jones: EEOC claim under ADA and Civil Rights Act by former employee

SDOC 1089: letter addressed to the USDOJ responding to request for information about Klinger’s compliance with the ADA; Client History Forms and Informed Consent Forms for procedures performed at Klinger salons, addressed to USDOJ.

Laura Crystal: Claim alleging disability discrimination. Ms Crystal had recently undergone cancer surgery and was told that she needed to sign a waiver or provide a note from a physician stating that it was safe for her to have a full body massage. She refused and left without obtaining any treatments. The Department of Justice has not asked for any further information.

The Landlord of the West Palm facility, Christal, Inc., filed an action on March 7, 2007 in Palm Beach County Court (Case number 502007CC003069XXXXMB) against, Dischino Corporation, claiming that there had been a rental shortfall due to the fact that the leased premises are larger than what is indicated in the lease agreement. Landlord further claimed that Tenant owed amounts due for an increase in real estate taxes due to the increase in the assessed value of the property due to Tenant’s improvements. Landlord failed to provide any proof for either claim and at a hearing in the case, the judge dismissed the action. An order for dismissal is being drafted and will be entered with the court. Although, Landlord failed to provide any proof, there may be some merit to Landlord’s claim. Landlord and Tenant are currently in discussions to resolve the matter, although no agreement had been reached.

The Sellers have been notified of the following suits:

•	Palm Beach County Circuit Court Local Defendant Suite, Case No. 502004CA001186XXXXMB, 2/4/04, Plaintiff: PGA Commons LLC

•	New York County, New York, Case No. 603260-2006, 9/15/06, Plaintiff: UBS Securities, LLC

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

Schedule 3.20
Insurance

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

Healthcare Professional & General Liability		Lexington Ins. Co. Policy # 6794119	07/01/2006- 07/01/2007	$280,638 (Including Surplus Lines Tax & Fee)

Healthcare Professional Liability

Aggregate Limit	$5,000,000
Each Medical Incident	$5,000,000
Deductible	$25,000

Retroactive Date: 07/01/2003

Healthcare General Liability

Aggregate Limit	$5,000,000
Products/Completed Operations Limit	$5,000,000
Each Occurrence Limit	$5,000,000
Personal/Advertising Injury Limit	$5,000,000
Fire Damage Limit	$50,000

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

Medical Expense Limit	$5,000
Deductible	$25,000

Retroactive Date: 07/01/2003

Applicable Coverage, Forms and Endorsements:

•	Healthcare PL-CM & Healthcare GL-CM, Form # 79223 (10/03)
•	Healthcare GL-CM Coverage Part, Form # 79228 (01/05)
•	Healthcare PL-CM Coverage Part, Form # 79225 (07/03)
•	Healthcare PL & GL – Policy Provisions & Conditions, Form # 79229 (01/05)
•	Terrorism Exclusion, Form # 79110 (12/01)
•	Extended Reporting Period Amendatory Endorsement, Form # 83790 (01/04)
•	Coverage Territory Amendatory – OFAC, Form # 90255 (01/06)
•	Connecticut Cancellation/NonRenewal Amendatory Endt , Form # 77657 (02/01)
•	Minimum Earned Premium Endorsement , Form # 74778 (12/99)
•	Expenses Within Limit of Insurance, Form # 80022 (05/02)
•	Auditable Premium Endorsement, Form # 83799 (01/04)
•	Schedule of Named Insureds (CM), Form # 80027 (05/02)
•	Violation of FDA Protocol Exclusion, Form # MNSCPT (06/06)

Additional Coverage Information:

•	The Minimum Earned Premium is 25% of the annual premium

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

•	The additional premium for and the term of the Optional Extended Reporting Period shall be determined at the time it is elected
•	Defense costs are a part of and not in addition to the policy limits
•	Physicians professional liability is excluded
•	Premium is auditable at an average rate of $4.90 per $1,000 for all revenues in excess of $53,575,000 at 6/30/2007
•	Schedule of Named Insureds:

o	TrueYou.com, Inc. DBA: Klinger Advanced Aesthetics
o	Georgette Klinger, Inc.
o	New Aesthetics, LLC
o	Advanced K Insured
o	Advanced Aesthetics Sub, Inc.
o	Advanced Aesthetics, LLC
o	Klinger Advanced Aesthetics, Inc. FKA: Advanced Aesthetics, Inc. Retroactive Date: 10/28/2003 (Healthcare Professional Liability), 7/1/2004 (Commercial Liability)
o	Klinger Advanced Aesthetics, LLC Retroactive Date: 3/16/2004 (Healthcare Professional Liability), 7/1/2004 (Commercial General Liability)
o	Anushka Boca, LLC Retroactive Date: 11/3/2003 (Healthcare Professional Liability), 7/1/2004 (Commercial General Liability)
o	Wild Hare, LLC Retroactive Date: 11/3/2003 (Healthcare Professional Liability), 7/1/2004 (Commercial General Liability)
o	Dischino Corporation Retroactive Date: 7/1/2003 (Healthcare Professional Liability), 7/1/2004 (Commercial General Liability)
o	Anushka PBG Acquisition Sub, LLC Retroactive Date: 11/3/2003 (Healthcare Professional Liability), 7/1/2004 (Commercial General Liability)
o	Anushka Boca Acquisition Sub, LLC Retroactive Date: 11/3/2003 (Healthcare Professional Liability), 7/1/2004 (Commercial General Liability)
o	Wild Hare Acquisition Sub, LLC Retroactive Date: 11/3/2003 (Healthcare Professional Liability), 7/1/2004 (Commercial General Liability)
o	Coverage is not provided for the use of products not used in accordance with FDA protocols

Excess Professional Liability	Lexington Insurance Co. Policy # 6794120	07/01/2006- 07/01/2007	$50,869 (plus NY Surplus Lines Tax

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

		and Fee)
A. Excess Healthcare Professional Liability

Each Medical Incident	$5,000,000
Retained Limit Amount	Refer to the Schedule of Underlying Insurance

B. Healthcare Umbrella Liability

Each Occurrence Limit	$5,000,000
Retained Limit Amount	Refer to the Schedule of Underlying Insurance

C. General Aggregate Limit	$5,000,000

Schedule of Underlying Insurance:

•

Healthcare Professional Liability, Lexington Insurance Company, Policy # 6794119, Policy Term: 07/01/2006 – 07/01/2007, Retroactive Date: 7/1/2003, Limits of Liability: $5,000,000 Each Medical Incident, $5,000,000 Annual Aggregate

•

Commercial General Liability, Lexington Insurance Company, Policy # 6794119, Policy Term: 07/01/2006- 07/01/2007, Retroactive Date: 7/1/2004, Limits of Liability: $5,000,000 Each Occurrence, $5,000,000 Annual Aggregate

Applicable Coverage, Forms and Endorsements:

•	Dec-X/S CM PL & Umb w/Single Agg Limit, Form # 79243 (10/03)
•	Coverage Part-CM Umb, Form # 79254 (07/03)
•	Coverage Part-X/S CM Follow Form PL, Form # 79249 (07/03)
•	General Policy Provisions & Conditions – XS Liab, Form # 79255 (01/05)

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

•	Schedule of Underlying, Form # 80158 (05/02)
•	Terrorism Exclusion, Form # 79110 (12/01)
•	Extended Reporting Period Amendatory Endorsement, Form # 83789 (01/04)
•	Coverage Territory Amendatory – OFAC, Form # 90255 (01/06)
•	Connecticut Cancellation/NonRenewal Amendatory Endt, Form # 77657 (02/01)
•	Minimum Earned Premium Endorsement, Form # 74778 (12/99)
•	Expenses Within The Limits of Insurance, Form # 79566 (05/02)
•	Auditable Premium Endorsement, Form # 83799 (01/04)
•	XS – Schedule of Named Insureds (CM), Form # 79569 (05/02)
•	Violation of FDA Protocol Exclusion, Form # MNSCPT (06/06)

PROPERTY All Risk Policy Coverage

Building Business Personal Property, Business Interruption, Extra Expense -as more fully defined by manuscript form	Primary $2,500,000 per occurrence EXCEPT as respects the following sublimits:	United States Fire 244-1894202	7/1/06 7/1/07	$274,500 (including Certified and Non- Certified TRIA, B&M any taxes or other fees)

25% min earned prem sprinkler warranty where applicable

SUBLIMITS

Earthquake	$ 2,500,000 Annual Aggregate
Earthquake in CA and Pacific NW	$ 2,500,000 Annual Aggregate

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

Flood	$2,500,000 Annual Aggregate
Flood Zones A&V	$1,000,000 Annual Aggregate
90 Days Per occurrence as respects Extended Period of Indemnity
Demolition and Increased Cost of Construction	$1,000,000 Per occurrence
Pollutant Clean-Up and Removal	$250,000 Annual Aggregate
Debris Removal or 25% of Loss, greater of	$2,500,000 Per occurrence
Fire Department Service Charges	$10,000 Per occurrence
Interruption by Civil/ Military Authority (30 day limit)	$1,000,000 Per occurrence
Ingress/ Egress (30 day limit)	$1,000,000 Per occurrence
Leasehold Interest	$1,000,000 Per occurrence
Unnamed Locations	$1,000,000 Per occurrence
Newly Acquired/Automatic Coverage (90 days)	$1,000,000 Per occurrence
Extra Expense	$1,000,000 Per occurrence
Accounts Receivable	$500,000 Per occurrence
Valuable Papers	$500,000 Per occurrence
Transit	$250,000 Per occurrence
Equipment Floater	$100,000 Per Occurrence
Personal Property of Others	$500,000 Per occurrence
Trees and Shrubs ($1,000 any single tree or shrub)	$50,000 Per occurrence
Utility Service BI - Direct Damage	$500,000 Per occurrence
Service Interruption	$500,000 Per occurrence
Property in the Course of Construction	$1,000,000 Per occurrence
Commissions, Profits, and Royalties	$1,000,000 Per occurrence

DEDUCTIBLES:

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

EXCEPT:	$10,000 Per occurrence
Earthquake EXCEPT:	$50,000 Per occurrence
3% or $100,000 minimum Per occurrence as respects CA and Pacific NW Earthquake
Flood except.	$50,000 Per occurrence
Max NFIP available (purchased or not)
Flood A or V	$500k minimum, Per occurrence
Tier 1 Wind and Hail	5% or $100,000 minimum per occ.

Co-Insurance: Agreed Amount

Cause of Loss: All Risk of Direct Physical Loss Including Flood and Earthquake and Excluding Mold, Cyber Risk
Policy Form : Broker Manuscript Form, Cyber Risk Exclusion, Mold Exclusion, Flood Endorsement

• Personal Property	$5,000,000 xs $2,500,000 per occ	Illinois Union D36064596001	7/1/2006 7/1/2007	$125,000 Incldg Terrorism 25% Min Earned Add’l $7000 exclusions, incldg but not limited to Prem for Terrorism, plus Nuclear, Biological and Chemical any Taxes & Fees exclusions
• Improvements and Betterments
• Electronic Data Processing
• Fine Arts
• Business Income w/ Extra Expense

     Perils: All Risks of Direct Physical Loss or Damage including Flood except excluding Flood Zone A & V, including Earthquake except excluding California Earthquake,

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

                    and including Boiler and Machinery with other exclusions per policy forms and as specified below.

SUBLIMITS:

Florida locations	$2,500,000 Per Occ xs $2,500,000 Per Occ

Flood	$2,500,000 Per Occ and Annual Aggregate xs
$2,500,000 Per Occ and Annual Aggregate

Earthquake	$2,500,000 Per Occ and Annual Aggregate xs
$2,500,000 Per Occ and Annual Aggregate

Locations: Per schedule totalling the TIV denoted herein ($36,477,061) on file with the company

Deductibles:	Per Primary

Policy Forms:	ACE Excess Form

Cancellation :	90 Days Except 10 Days for non payment of premium.

Subject to:	Inspection and compliance with any recommendations deemed essential by the company

Mandatory Exclusions and Amendments:

All policy form exclusions including the following ACE Exclusions: Pollution & Contamination, Asbestos, Electronic Data/Cyber risk, Mold/Fungus, Nuclear Biological and Chemical Exclusions, Occurrence Limit of Liability Endorsement, Definition of Occurrence Endorsement.

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

Remarks:

Attached Please find a Disclosure Notice required by The Federal Risk Insurance Act of 2002 (“The Act”). The premium charge for the terrorism coverage is set forth on the Disclosure Notice. This forms part of the overall premium quoted above for the Company’s Participation.

•	Personal Property including EDP	$2,500,000 xs	Traders and Pacific	7/1/06	$82,500 inclds TRIA Plus Surplus Lines Taxes & Fees Plus 6.84% Citizens FL Surcharge applicable To all FL values/prem and applicable on all endorsement
•	Fine Arts, Tenants	$5,000,000 per occ	CPN10000194900	7/1/07
•	Tenants Improvements & Betterments
•	Time Element including Business Income

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your Scoverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

Perils:	All Risk Excluding Earthquake and Flood

Policy Form:	Traders and Pacific Excess Following Form

Deductibles:	5% or $100,000 minimum per occurrence as respects Wind $10,000 per occurrence for All Other Perils

Total Insurable Values:	$13,042,222

Locations:	As per schedule on file with Company

State(s) Covered:	Florida

Terms & Conditions:

	•	Absolute Pollution Exclusion - ECP 0501 0505
	•	Asbestos Exclusion - ECP 0502 0505
	•	Absolute Mold Exclusion - ECP 0505 0505
	•	Service of Suit Endorsement - ECP 1307 0505
	•	War and Terrorism Exclusion Endorsement - ECP 0507 0505
	•	Loss Adjustment Endorsement - ECP 1301 0505
	•	Statement of Values Endorsein 0505 1
	•	Minimum Earned Premium Clause - ECP 1302 0505
	•	Electronic Data and Computer Systems Exclusion - ECP 0603 0505

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

Special Conditions:

1. Cancellation- 60 days except 10 days for non payment
2. 25 % Minimum Earned Premium
3. Valuation - Replacement cost as respects Real and Personal Property. Actual Loss Sustained as respects Time Element
4. Quote valid until 7-1-06

Subjectivities:

Agree to follow the underlying (C.N.A or ACE) provided the carrier receives the policy within 75 days of binding, otherwise carrier will issue their own forms. This confirmation may differ from the terms and conditions presented in the submission. The confirmation represents the terms and conditions that Endurance is offering for this insured

All Real and Personal Property including Business Interruption , Improvements and Betterments, EDP and Fine Arts	$2.5M x/s $7.5M	Commonwealth Insurance	7/1/06	$85,000
			7/1/07	TRIA - $5,000

All Risks excluding Flood and Earthquake

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

Flood and earthquake, excess of	$2,500,000 per occurrence and in the aggregate annually separately
Flood and earthquake, excess of deductibles	$7,500,000 per occurrence and in the aggregate annually separately
Flood (Annual Aggregate)	$7,500,000
Earthquake (Annual Aggregate)	$7,500,000

DEDUCTIBLE(S):

$ 10,000 AOP, per occurrence
5% of the values at the time of loss as respects Wind and resulting damages, subject to a minimum of $100,000
5% of the values at the time of loss as respects California Earthquake and resulting damages, subject to a minimum of $100,000

TOTAL INSURED VALUES:	$ 36,477,061

TERRITORY:	The United States of America as per the submission on file with this Company

VALUATION:	Replacement Cost if repaired or replaced, otherwise Actual Cash Value Actual Loss Sustained on Time Element

FORM:	Commonwealth Excess Following Form over Crum & Forster Primary

CONDITIONS:

Commonwealth Seepage and/or Pollution and/or Contamination Exclusion Commonwealth Service of Suit Endorsement Commonwealth Cyber Risk Exclusion Endorsement Commonwealth Electronic Date Recognition Endorsement Commonwealth Mold Exclusion Endorsement Loss Occurrence Limit of Liability Terrorism Exclusion with TRIA Extension 25% Minimum Earned Premium

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

DIRECTORS AND OFFICERS LIABILITY	Illinois National	12/20/2005-	$150,000
	Insurance Company	12/20/2006
	Policy# 006257425

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

Policy Aggregate:	$10,000,000
Deductible:	$150,000 (Employment Practices Claims)
$150,000 (Security Claims-other than private placements)
$150,000 (All other Claims-including private placements)

Endorsements:
“No Liability” Provision Deleted and Securities Claim Retention Applies to all losses
Nuclear Energy Liability Exclusion
Captive Insurance Company
Coverage Territory Endorsement (OFAC)
Forms Index Endorsement
Discovery Amended: 1 year 150%, all others TBD
New York Claims Made Amendatory
New York Discovery Endorsement
New York Reg. 110 Retention Coinsurance Endorsement
New York Reg. 121 Application Disclosure
New York Reg. 121 Dec. Disclosure
NY Cancellation/Nonrenewal
Final Determination Wording
Commission Exclusion
Failure to Effect And/or Maintain Insurance with defense costs carve back
Severability of the Application
COMMERCIAL CRIME LIABILITY

National Union Fire Insurance Company	07/01/2006-	$14,900
Policy# 006728473	07/01/2007

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

Limit of Liability:	$3,000,000

Deductible:	$35,000

Coverage Forms:
Employee Theft
Forgery or Alteration
Inside Premises – Theft of Money & Securities
Inside Premises – Robbery, Safe Burglary – Other Prop.
Outside Premises
Computer Fraud
Money Order and Counterfeit Paper Currency

Endorsements:
Connecticut Changes
Coverage Territory Endorsement (OFAC)
Forms Index Endorsement

FIDUCIARY LIABILITY

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

		American International Specialty Ins. Co.	07/01/2006-	$4,905
		Policy# 006728475	07/01/2007
Policy Aggregate:	5,000,000

Deductible:	$25,000

Endorsements:
6/01 Employee Benefit Plan Fiduciary Liability Amendatory
Coverage Territory Endorsement (OFAC)
Forms Index Endorsement
HIP AA Extension

EMPLOYMENT PRACTICES LIABILITY

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

TrueYou.com
Schedule of Insurance 2006 -2007

COVERAGE	AMOUNT INSURED	COMPANY & POLICY NUMBER	TERM	PREMIUM

		Illinois National Ins. Co.	07/01/2006-	$29,290
		Policy# 006728520	07/01/2007

Policy Aggregate:	$3,000,000
Deductible:	$100,000

Endorsements:

Connecticut Cancellation/Non-renewal Amendatory Endorsement
Coverage Territory Endorsement (OFAC)
Forms Index Endorsement
No Liability Provision Deleted
Willis Endorsement

The information contained herein is intended to serve only as an outline of your various coverages. It does not alter, amend or change your coverage. Reference should be made to the respective policies for complete details and terms and conditions of coverage.

Loss Information by Policy - LHC706955 00
As Of 04/23/2007	Report ID:	CLMACT001
Includes History	Date:	04/23/2007
	Time:	8:25:17 AM

Insured Name:	KLINGER ADVANCED AESTHETICS	Policy No:	LHC706955	00	Term:	07/01/2005 - 07/01/2006	Underwriter:	Davies, Nancy
Policy Limit:	$2,000,000						Claim Prof:	Haskins
Deductible:	O

Claim No:	7030008289	Status: C	Date of Loss:	12/02/2005	Location of Loss:	UNKNOWN, FL
			Date Reported:	12/13/2005	Loss Description:	CLAIMANT ALLEGES HAIR BREAKAGE AS A RESULT OF HAIR STRAIGHTENING

		Claimants:	Suffix		Claimant	Status	Paid	Reserve	Incurred

			00		SALAMEH, SUZIE	C	$0.00	$0.00	$0.00

Claim No:	7030009392	Status: C	Date of Loss:	02/24/2006	Location of Loss:	WEST PALM BEACH, FL
			Date Reported:	03/09/2006	Loss Description:	ALLEGES INSURED NEGLIGENTLY HIGHLIGHTED AND/OR COLORED PLAINTIFF’S HAIR CAUSING HER SCALP TO BE BURNED AND SEVERELY DAMAGING HER HAIR.

		Claimants:	Suffix		Claimant	Status	Paid	Reserve	Incurred

			00	DAYMON, CHERYL AND DENNIS		C	$11,953.88	$0.00	$11,953.88

Claim No:	7030010388	Status: O	Date of Loss:	03/07/2006	Location of Loss:	PALM BEACH GARDENS, FL
			Date Reported:	05/17/2006	Loss Description:	ALLEGES CLAIMANT’S CAROTID ARTERY WAS IMPROPERLY COMPRESSED BY THE MASSEAUSE RESULTING IN LOSS OF CONSCIOUSNESS.

		Claimants:	Suffix		Claimant	Status	Paid	Reserve	Incurred

			00		ELLIOT, MELISSA	O	$0.00	$10,001.00	$10,001.00

Policy Gross Incurred	Paid	Reserve	Incurred

Indemnity	$0.00	$1.00	$1.00
Expense	$11,953.88	$10,000.00	$21,953.88
Total	$11,953.88	$10,001.00	$21,954.88

Insured Name:	ADVANCED AESTHETICS INC	Policy No:	LHC704447	00	Term:	07/01/2004 - 07/01/2005	Underwriter:	Davies, Nancy
Policy Limit:	$2,000,000						Claim Prof:	Poortinga
Deductible:	O

Claim No:	7030003036	Status: C	Date of Loss:	10/13/2004	Location of Loss:	WEST PALM BEACH, FL
			Date Reported:	10/13/2004	Loss Description:	ALLEGING CHEMICAL REACTION AND LOSS OF HAIR TO CLIENT BY WORK PERFORMED BY INSURED’S HAIR DRESSER.

		Claimants:	Suffix		Claimant	Status	Paid	Reserve	Incurred

			00		OPPLINGER, LAUREN	C	$50,000.00	$0.00	$50,000.00

Claim No:	7030004079	Status: C	Date of Loss:	10/01/2004	Location of Loss:	NEW YORK, NY
			Date Reported:	02/02/2005	Loss Description:	CLAIMANT REPRESENTED BY ATTORNEY - ALLEGES FIRST DEGREE BURN AND SCARRING FOLLOWING 9 STEP FACIAL AND PEEL.

		Claimants:	Suffix		Claimant	Status	Paid	Reserve	Incurred

			00		JOSEPH, CLAUDETTE	C	$28,853.54	$0.00	$28,853.54

RSUI Group, Inc.	(1 of 2)

Loss Information by Policy - LHC706955 00
As Of 04/23/2007	Report ID:	CLMACT001
Includes History	Date:	04/23/2007
	Time:	8:25:17 AM

Policy No: LHC704447 00 (cont.)

Claim No:	7030004094	Status: C	Date of Loss:	01/31/2005	Location of Loss:	UNKNOWN, CA
			Date Reported:	01/31/2005	Loss Description:	POTENTIAL - CLAIMANT’S FACE BROKEN OUT/INFLAMMED FOLLOWING FACIAL.

		Claimants:	Suffix		Claimant	Status	Paid	Reserve	Incurred

			00		TENDLER, JULIE	C	$0.00	$0.00	$0.00

Claim No:	7030004239	Status: C	Date of Loss:	02/22/2005	Location of Loss:	UNKNOWN, FL
			Date Reported:	02/22/2005	Loss Description:	POTENTIAL - POTENTIAL SCARRING FROM PERMANT MAKE TREATMENTS

		Claimants:	Suffix		Claimant	Status	Paid	Reserve	Incurred

			00		WEISBERG, JOAN	C	$0.00	$0.00	$0.00

Claim No:	7030004240	Status: C	Date of Loss:	02/22/2005	Location of Loss:	UNKNOWN, FL
			Date Reported:	02/22/2005	Loss Description:	POTENTIAL CLAIM - CLAIMANT DISAPPOINTED WITH PERMANANT MAKE-UP

		Claimants:	Suffix		Claimant	Status	Paid	Reserve	Incurred

			00		BULLOCK, DIANE	C	$20,624.15	$0.00	$20,624.15

Claim No:	7030004241	Status: C	Date of Loss:	02/22/2005	Location of Loss:	UNKNOWN, FL
			Date Reported:	02/22/2005	Loss Description:	POTENTIAL CLAIM - CLAIMANT'S EYEBROWS ARE TWO DIFFERENT COLORS. APPEAR SATURATED WITH PARTIAL AREAS OF ATROPHY

		Claimants:	Suffix		Claimant	Status	Paid	Reserve	Incurred

			00		CROSETTI, JANICE	C	$0.00	$0.00	$0.00

Claim No:	7030005093	Status: C	Date of Loss:	05/10/2005	Location of Loss:	WEST PALM BEACH, FL
			Date Reported:	05/23/2005	Loss Description:	CLAIMANT ALLEGING DISCRIMINATION CHARGES.

		Claimants:	Suffix		Claimant	Status	Paid	Reserve	Incurred

			00	CONLEY, LEONORA ANN		C	$0.00	$0.00	$0.00

Policy Gross Incurred	Paid	Reserve	Incurred

Indemnity	$87,000.00	$0.00	$87,000.00

Expense	$12,477.69	$0.00	$12,477.69

Total	$99,477.69	$0.00	$99,477.69

Total Gross Incurred	Paid	Reserve	Incurred

Indemnity	$ 87,000.00	$ 1.00	$ 87,001.00

Expense	$ 24,431.57	$10,000.00	$ 34,431.57

Total	$111,431.57	$10,001.00	$121,432.57

RSUI Group, Inc.	(2 of 2)

Itemized Statement of Loss - Claim

Warning: The information contained in this document is confidential and proprietary.
The output below displays only Billable Expenses.
It is for the exclusive use of Liberty Mutual and its Policyholder. Do not distribute beyond these groups.

LOB: Workers Compensation	Minimum Policy Effective Date: 08/20/2005
Valuation Date: 03/31/2007	Maximum Policy Effective Date: 04/30/2007
Account Numbers: 9438683	Run Date: 04/30/2007

Claim Number	Claim ID	Claimant Name	Status	Policy		Inc Indem	Inc Med	Inc Exp	Total Inc
Loss Date	Report Date	Close Date	Tenure	Effective Date		Paid Indem	Paid Med	Paid Exp	Total Paid
Jurisdiction State		Location Code/Desc							O/S Reserve
Nature of Injury		Part of Body	Catalyst		Cause
Supp Nature of Injury		Supp Part of Body

Effective Date: 08/20/2005
Policy Number: WCC-Z91-438683-01-92 - KLINGER ADVANCED

WC 204613910	26568585	LOWY, BARBARA	Closed	WCC-Z91-438683-01-92		$0	$209	$31	$240
09/15/2005	09/16/2005	09/16/2005	16	08/20/2005		$0	$209	$31	$240
NY									$0
10 -CONTUSION	57-TOE(S)		0000-		0RB-STRUCK BY FALLING OBJECTS
0-	0-

WC 204623549	897193075	OSTROWSKA, HALINA	Closed	WCC-Z91-438683-01-92		$0	$131	$15	$146
04/20/2006	04/20/2006	04/20/2006	0	08/20/2005		$0	$131	$15	$146
NY									$0
04-BURN	35-HAND		0000-		0T3-CONTACT WITH TEMP EXTREME HOT OBJECT OR SUBSTA
0-	0-

WC 204625569	797292375	CORNELL, CARMEN	Closed	WCC-Z91-438683-01-92		$0	$188	$30	$218
06/02/2006	06/05/2006	06/05/2006	0	08/20/2005		$0	$188	$30	$218
NY	501-								$0
52-STRAIN		90-MULTIPLE BODY PARTS	0000-		0DA-FALLS FROM ELEVATION
0-	0-

Total For Policy Number: WCC-Z91-438683-01-92 - KLINGER ADVANCED
	Claim Count: 3		Accident Count: 3			$0	$528	$76	$604
						$0	$528	$76	$604
									$0

Report Generated by Liberty Mutual Group Information Warehouse Environment	Page 1

Itemized Statement of Loss - Claim

Warning: The information contained in this document is confidential and proprietary.
The output below displays only Billable Expenses.
It is for the exclusive use of Liberty Mutual and its Policyholder. Do not distribute beyond these groups.

LOB: Workers Compensation	Minimum Policy Effective Date: 08/20/2005
Valuation Date: 03/31/2007	Maximum Policy Effective Date: 04/30/2007
Account Numbers: 9438683	Run Date: 04/30/2007

Claim Number	Claim ID	Claimant Name	Status	Policy		Inc Indem	Inc Med	Inc Exp	Total Inc
Loss Date	Report Date	Close Date	Tenure	Effective Date		Paid Indem	Paid Med	Paid Exp	Total Paid
Jurisdiction State		Location Code/Desc							O/S Reserve
Nature of Injury		Part of Body	Catalyst		Cause
Supp Nature of Injury		Supp Part of Body

Effective Date: 08/20/2005
Policy Number: WCC-Z91-438683-01-92 - KLINGER ADVANCED

Total For Effective Date: 08/20/2005
	Claim Count : 3		Accident Count: 3			$0	$528	$76	$604
						$0	$528	$76	$604
									$0

Effective Date: 08/20/2006
Policy Number: WCC-Z91-438683-01-92 - KLINGER ADVANCED

WC 125731140	337507175	MCBEE THORSEN, JANI	Closed	WCC-Z91-438683-01-92		$0	$0	$0	$0
09/01/2006	09/01/2006	09/01/2006	2	08/20/2006		$0	$0	$0	$0
FL									$0
52 -STRAIN		10-MULTIPLE HEAD INJUR	1910-CHAIRS & SEATS		0DA-FALLS FROM ELEVATION
317-		100-

WC 125733162	637583175	KINSER, ANNA MAY	Open	WCC-Z91-438683-01-92		$50,623	$29,472	$11,874	$91,969
09/30/2006	10/04/2006		3	08/20/2006		$14,205	$2,333	$1,300	$17,838
FL									$74,131
59-ALL OTHER		53-KNEE	0000-		0AA- FALLS ON SAME LEVEL
0-	0-

WC 125735031	417653575	SCOTT, PATRICIA C	Closed	WCC-Z91-438683-01-92		$0	$462	$63	$525
10/27/2006	11/02/2006	11/02/2006	0	08/20/2006		$0	$462	$63	$525
FL	BOCA-								$0
59-ALL OTHER		44-CHEST (INC. RIBS, S	0000-		0RA-STRUCK BY/AGAINST OBJECTS
0-	0-

Report Generated by Liberty Mutual Group Information Warehouse Environment	Page 2

Itemized Statement of Loss - Claim

Warning: The information contained in this document is confidential and proprietary.
The output below displays only Billable Expenses.
It is for the exclusive use of Liberty Mutual and its Policyholder. Do not distribute beyond these groups.

LOB: Workers Compensation	Minimum Policy Effective Date: 08/20/2005
Valuation Date: 03/31/2007	Maximum Policy Effective Date: 04/30/2007
Account Numbers: 9438683	Run Date: 04/30/2007

Claim Number	Claim ID	Claimant Name	Status	Policy		Inc Indem	Inc Med	Inc Exp	Total Inc
Loss Date	Report Date	Close Date	Tenure	Effective Date		Paid Indem	Paid Med	Paid Exp	Total Paid
Jurisdiction State	Location Code/Desc								O/S Reserve
Nature of Injury	Part of Body		Catalyst		Cause
Supp Nature of Injury	Supp Part of Body

Effective Date: 08/20/2006
Policy Number: WCC-Z91-438683-01-92 - KLINGER ADVANCED

WC 125735035	77653575	ALDOUS, CHARLES	Open	WCC-Z91-438683-01-92		$0	$2,500	$1,500	$4,000
08/25/2006	11/02/2006		0	08/20/2006		$0	$0	$0	$0
FL	BR-								$4,000
28-FRACTURE	44-CHEST (INC. RIBS, S		0000-		OAA- FALLS ON SAME LEVEL
0-	0-

WC 125735297	577663175	BARRON, ROCCIO	Closed	WCC-Z91-438683-01-92		$0	$0	$0	$0
11/07/2006	11/07/2006	12/05/2006	0	08/20/2006		$0	$0	$0	$0
FL	BR-								$0
53-SYNCOPE	66-NO PHYSICAL INJURY		0000-		OYA-MISCELLANEOUS-NOC
0-	0-

WC 125738349	127778275	DINARDO, GISELE	Open	WCC-Z91-438683-01-92		$4,683	$5,200	$1,865	$11,748
12/21/2006	12/28/2006		2	08/20/2006		$0	$0	$15	$15
FL	48-								$11,733
59-ALL OTHER	10-MULTIPLE HEAD INJUR		0000-		OAA- FALLS ON SAME LEVEL
0-	0-

Total For Policy Number: WCC-Z91-438683-01-92 - KLINGER ADVANCED
	Claim Count: 6		Accident Count: 6			$55,306	$37,634	$15,302	$108,242
						$14,205	$2,795	$1,378	$18,378
									$89,864

Report Generated by Liberty Mutual Group Information Warehouse Environment	Page 3

Itemized Statement of Loss - Claim

Warning: The information contained in this document is confidential and proprietary.
The output below displays only Billable Expenses.
It is for the exclusive use of Liberty Mutual and its Policyholder. Do not distribute beyond these groups.

LOB: Workers Compensation	Minimum Policy Effective Date: 08/20/2005
Valuation Date: 03/31/2007	Maximum Policy Effective Date: 04/30/2007
Account Numbers: 9438683	Run Date: 04/30/2007

Claim Number	Claim ID	Claimant Name	Status	Policy		Inc Indem	Inc Med	Inc Exp	Total Inc
Loss Date	Report Date	Close Date	Tenure	Effective Date		Paid Indem	Paid Med	Paid Exp	Total Paid
	Jurisdiction State	Location Code/Desc							O/S Reserve
	Nature of Injury	Part of Body	Catalyst		Cause
	Supp Nature of Injury	Supp Part of Body

Effective Date: 08/20/2006
Policy Number: WCC-Z91-438683-01-92 - KLINGER ADVANCED

Total For Effective Date: 08/20/2006
	Claim Count: 6		Accident Count: 6			$55,306	$37,634	$15,302	$108,242
						$14,205	$2,795	$1,378	$18,378
$89,864

Report Generated by Liberty Mutual Group Information Warehouse Environment	Page 4

Itemized Statement of Loss - Claim

Warning: The information contained in this document is confidential and proprietary.
The output below displays only Billable Expenses.
It is for the exclusive use of Liberty Mutual and its Policyholder. Do not distribute beyond these groups.

LOB: Workers Compensation	Minimum Policy Effective Date: 08/20/2005
Valuation Date: 03/31/2007	Maximum Policy Effective Date: 04/30/2007
Account Numbers: 9438683	Run Date: 04/30/2007

Claim Number	Claim ID	Claimant Name	Status	Policy		Inc Indem	Inc Med	Inc Exp	Total Inc
Loss Date	Report Date	Close Date	Tenure	Effective Date		Paid Indem	Paid Med	Paid Exp	Total Paid
Jurisdiction State	Location Code/Desc								O/S Reserve
Nature of Injury	Part of Body		Catalyst		Cause
Supp Nature of Injury	Supp Part of Body

Grand Total
	Claim Count: 9		Accident Count: 9			$55,306	$38,162	$15,378	$108,846
						$14,205	$3,323	$1,454	$18,982
$89,864

Report Generated by Liberty Mutual Group Information Warehouse Environment	Page 5

Schedule 3.21
Tax Matters

TrueYou is currently undergoing sales tax audits by the New York, Illinois and California taxing authorities.

The New York taxing authority has requested that TrueYou provide proof of previously paid sales tax with regards to certain sales of services and goods by KAA and the Subsidiaries. In the event that the New York taxing authority does not accept the proof offered by TrueYou, then TrueYou may have to pay the New York taxing authority certain amounts for sales taxes assessed during certain periods prior to the Closing.

TrueYou has obtained an Illinois sales tax waiver for the period beginning on January 1, 2004 and ending on June 30, 2006. The waiver allows the state to audit these periods up until December 31, 2007.

TrueYou has received a notice that it has failed to file a franchise tax return with the Florida Department of Revenue for 2005.

True You has received a notice of delinquent property taxes for Dallas Texas. The Company had already issued a check, cashed on April 16, 2007 but not reflected on the notice that covers most of the liability. The remaining liability is $2,826.07.

Schedule 3.22
Licenses; Permits

LIST OF LICENSES AND PERMITS

License Type	License/ ID #	Expiration Date	Effective Date	Notes

Chicago
Certificate of Registration	IBT # 3527-7580	4/23/2009
Limited Business License	1547066	5/15/2006		Under renewal
Massage Establishment	1547067	5/15/2006		Under renewal
State of Illinois Salon/Shop Registration	189-009246

Dallas
TEXAS COSMETOLOGY SALON - Beauty Salon	694914	12/22/2008
TEXAS COSMETOLOGY SALON - Barber Shop	220632	12/22/2008
Certificate of Occupancy

Costa Mesa
Business License	BL 025062	3/31/2006	12/13/2004	Renewal in process
Massage Manager	04-36301	Under review - Background Check Required
Establishment License	A 231970	1/31/2007		Renewal in process

501 Madison, NYC
Certificate of Authority	200368801C		7/21/2004
Appearance Enhancement Business	21GE1206404	8/1/2006	8/1/2004	Renewal in process

Short Hills
Shop License	32WD02506600	7/31/2006	6/8/2005	Renewal in process
CCO - Certificate of Inspection	32950/20050358		5/2/2005

Manhasset
Certificate of Authority	200368801C		7/21/2004
Appearance Enhancement Business	21GE1206403			Renewal in process

Chevy Chase
Cosmetology Hair Salon	15251409	4/15/2008
Certificate of Registration	350000053955		08/19/04

All South Florida Locations have Name Change Applications pending.

Boca
ATM - Boca	2006-13355	9/30/2007
Beauty Supply Store - Boca	2006-13352	9/30/2007
Cosmetology Salon	CE 9964911	11/30/2007	01/21/05

Cosmetology Salon - Boca	2006-13351	9/30/2007
Massage Establishment - Boca	2003-01231	9/30/2007
Massage Establishment - Boca	MM 17277	8/31/2007
State of Florida Cosmetology License	CE9964895
State of Florida Cosmetology License	CE9962949

Palm Beach Island
Cosmetology Salon	2005-18330	9/30/2007
Cosmetology Salon	CL0151889	9/30/2007
Massage Establishment	MM 16273	8/31/2007
Massage Establishment	MM1884/MA14244	9/30/2007
Massage Establishment - PB	2005-18328	9/30/2007
Merchant Skin Care Products	100630	9/30/2007	03/08/05
Skin Care Products - PB	2005-18327	9/30/2007	03/08/05
Uniform Business Report	M04000001476	9/30/2007	9/26/2006
Town of Palm Beach Occupational License	#100189
Town of Palm Beach Occupational License	#34804

Palm Beach Gardens
Beauty Supply Store - PBG	2002-06069	9/30/2007
Massage Establishment - PBG	MM17228	8/31/2007
Uniform Business Report	M03000003684	9/30/2007	9/27/2006
Uniform Business Report	M74327	09/30/07

West Palm Beach
Beauty Supply Store - WPB	2002-16306	9/30/2007
Cosmetology Salon	2002-10212	9/30/2007
Massage Establishment - WPB	2004-12423	9/30/2007
Cosmetology Salon - WPB	CE 9964912	11/30/2007	01/21/05
Massage Establishment - WPB	MM-17263	8/31/2007
Retail Store/Manicurist Shop/Beauty Shop	22335/26860/6672/21543	9/30/2007
Uniform Business Report	M03000003683	9/30/2007	9/27/2006

File Number

Anushka PBG, LLC	LP/LLC TAX		3722749	6/1/2007
Anushka PBG ACQUISITION SUB, LLC	LP/LLC TAX		3722762	6/1/2007
Anushka BOCA, LLC	LP/LLC TAX		3722740	6/1/2007
Anushka BOCA ACQUISITION SUB, LLC	LP/LLC TAX		3722765	6/1/2007
WILD HARE, LLC	LP/LLC TAX		3722746	6/1/2007
WILD HARE ACQUISITION SUB, LLC	LP/LLC TAX		3722764	6/1/2007
Advanced Aesthetics, LLC	LP/LLC TAX		3583246	6/1/2007
Klinger Advanced Aesthetics, LLC	LP/LLC TAX		3777451	6/1/2007

Boca - Resale Cerificate for Sales Tax	60-8013015526-3	12/31/2007
PB - Resale Cerificate for Sales Tax	60-8013129420-8	12/31/2007
PBG - Resale Cerificate for Sales Tax	60-8013027211-3	12/31/2007

WPB - Resale Cerificate for Sales Tax	60-8013164754-3	12/31/2007
FL CORP - Resale Cerificate for Sales Tax	80-8013171650	12/31/2007
CALIFORNIA - Consolidated Seller’s Permit	100-434266	N/A
CHICAGO - Certificate of Registration	IBT # 3527-7580	4/23/2009
COSTA MESA - Seller’s Permit	100-434266 00002 EAA	N/A
DALLAS - Sales And Use Tax Permit	1-20-0368801-2	N/A
MANHASSET - Certificate of Authority	200368801C
NEW YORK CITY - Certificate of Authority	20-0368801C
SHORT HILLS - Sales & Use Tax Permit	200-368-801/000	N/A
MARYLAND - Sales & Use Tax	11581929

LIST OF NON-TRANSFERABLE LICENSES

•	State of Florida Cosmetology License # CE9964895

•	State of Florida Cosmetology License # CE9962949

•	State of Florida Cosmetology License # CE9964912

•	State of Florida Cosmetology License # CE9964911

•	City of Chicago Massage Establishment License # 1547067

•	City of Chicago Limited Business License # 1547066

•	State of New York Appearance Enhancement Business License # 21GE1206404

•	State of California Establishment License # A 231970

The following licenses are transferable to a new owner if evidence of sale is provided, original license is surrendered and transfer fee is paid:

•	West Palm Beach, FL Occupational License # 2005-18327

•	West Palm Beach, FL Occupational License # 2005-18330

•	West Palm Beach, FL Occupational License #2005-18328

Schedule 3.23
Related Party Transactions

None.

Schedule 3.24
Suppliers

	Vendor Name	Full Vendor Name
1	ABULL	A Bullet Locksmith, Inc
2		A&M Painting & Decorating
3	A+TOW	A+ Towel & Linen Supply
4		Ace Beauty Company Corp
5		Action Bag Company, Inc
6	ADMSEC	Admiral Security Service
7		Admiral Since 1946, Inc
8	ADPSERV	Adp Service Corp.
9		ADP, Inc.
10		ADT Security Services, Inc.
11	ADT	Adt Security Services,Inc
12		Advanced County Locksmiths
13	AESINS	Aesthetics Institute Of
14	ALES	Ales Group Usa, Inc
15		All Week Plumbing & Heating, Inc.
16	ALLWEEK	All Week Plumbing& Heating Inc
17	ALLER	Allergan Sales Llc
18		Allied Office Products, Inc.
19	ALL	Allied Office Productsinc.
20		Allied Waste Services #710
21	ALLSCOP	Allscope Media, Inc.
22		Altair Instruments, Inc
23		American Commercial Appliance
24		American Express
25		American Security Alarm System
26	AMER	American Security Alarmsystem
27	ANNLOPE	Anna C Lopez
28	ANTICA	Antica Farmacista
29	ARCBOT	Archipelago Botanicals
30	ARCHITR	Architrave Designs
31	ART	Art Of Beauty
32	AT&T CA	At&T
33	AT&TUB	At&T Universal Biller
34	AZTIL	Aztil, Inc.
35	B&F	B & F Coffee Service
36		Bacou-Dalloz
37	BAGS	Bags & Bows
38		Bay Alarm
39	BEAUTYD	Beauty Development
40	BESSE	Besse Medical Supply
41	BIOMED	Bioform Medical Inc

42		Bioform Medical Inc
43	BIOSEA	Biosea International
44	BI	Bio-Spec, Inc
45	BLAELE	Blackland Electrical Ltd
46		Bluewick Home & Body, LLC
47	BLU	Bluewick Home & Body,Llc
48		Bolton Industrial Property
49		Boss Beauty Supply
50		BP3 Solutions, LLC
51	DART	Breakaway Courier Systems
52	BRILLIA	Brilliant
53		Brogan Tennyson Group, Inc.
54	BROG	Brogan Tennyson Group,Inc.
55		Broward Paper & Packaging, Inc.
56	BUM	Bumble & Bumble
57		Business First Insurance Co
58		C & G Del, Inc./Delta Finance
59	C&G	C&G Delivery
60	CAND	Candela Corporation
61		Canon Business Solutions - East
62	CAN	Canon Business Solutions- East
63	CANON	Canon Financial Services, Inc.
64	CAPSUPP	Capital Supply Company
65	CEN	Central Lewmar
66	LYN	Certe At Lyn’S Cafe
67		Champion Graphics & Pro Motions
68	CGLICBL	Cigna - Cglic-Bloomfield Easc
69	CITT	Cit Technology Fin. Serv, Inc.
70		Citicorp Vendor Finance, Inc.
71	CITICOR	Citicorp Vendor Financeinc
72		Citistreet, Llc
73		City Of Beverly Hills
74	CITYSEA	Citysearch
75	CLABUS	Classic Business Solutions
76		Classic Recycling New York Corp
77	CLASSRE	Classic Recycling Newyork Corp
78	CLEANTR	Clean & Treat Environmental
79	CLPFCHE	Clpf Chevy Chase Pavilion
80	COFFDIS	Coffee Distributing Corp.
81		Colonial Parking, Inc.
82	COLPAR	Colonial Parking,Inc.
83	COMCAST	Comcast
84	STOREDV	Comdata Stored Value Systems
85	COMCLE	Commercial Cleaning Services
86	COMM	Commercial Laundry Equip
87		Complete Lighting And Supply
88	COMPLET	Complete Lighting Andsupply

89		Compounding Docs, Inc
90		Connecticut Sales and Use Tax
91	COOL	Cool World, Inc.
92	CORPO	Corpinet, Llc.
93	CORPEXP	Corporate Express
94	CEI	Cosmetic Essence Inc
95	COSTWHO	Costco Wholesale Membership
96	CRYROCK	Crystal Rock Llc
97	CRY	Crystal Springs Inc,
98	CUREWAT	Cure Water Systems Inc.
99		Cypress Robes/Russell-Newman
100	DALLFRT	D Magazine
101		David Childs
102	DELAGE	De Lage Landen Financial Svcs.
103	DEE	Dee Maria Plumbing, Inc.
104		Dell Financial Services
105		Dell Marketing L.P.
106	DEMO	Demonaco Designs
107	DEN	Denman Us
108	DEPCON	Dependable Construction
109		DHL Express (USA) Inc,
110	PRINTCO	Discount Office Suppy
111	BORG	Donald Borg Construction Co
112	RELAX	Dorothy Lee
113		Dr Delphinium Designs & Events
114	DRDEL	Dr Delphinium Designs&Events
115	DRAGONF	Dragonfly
116	DUSA	Dusa Pharmaceuticals Inc
117		Dusa Pharmaceuticals Inc.
118	EBENTEC	Ebentech
119	ECCC	Eeast Coast Commercialcleaning
120	ELEY’S	Eley’S Inc
121		Emiliani
122		Environmental Service Of New York
123	ENVIR	Environmental Serviceof New
124	ESSIE	Essie Cosmetics Ltd.
125	EXPRESS	Express Parking, Inc.
126		Fedex
127		Fedex
128		Fetpak, Inc
129	FIRESH	Fire Shield
130	FLORAL	Floral Emporium, Inc.
131		Florida Factory Service, Inc.
132	FPL	Florida Power & Lightco.
133	FOWL	Fowler Companies
134	FOX5	Fox5
135		Frank Ferguson

136	G&I	G & I Iv Wharfside Llc
137		G & IIV Wharfside LLC
138	GECAP	Ge Capital Colonial Pacific
139	GIFT	Gift Box Corporation Ofamer
140	GTC	Glass Tech Corp.
141	GOLDFLO	Goldflower Corp.
142	GOLDWMA	Goldwell Mid-Atlantic
143		Graham Haber Photography
144		Guest Distribution
145	H&L	H & L Lighting
146		H Baker Development
147		H D S Cosmetics Labs, Inc.
148	H&RCOM	H&R Commercial Flooring
149	HAIRU	Hair U Wear Inc
150	HAKATAI	Hakatai Enterprises Inc.
151	HARCAN	Harbor Candy Shop
152	HARBAZ	Harper’S Bazaar
153	HBAK	Hbaker Development
154		Heart Strung
155	SCHEIN	Henry Schein
156	HERMAN	Herman/Stewart Construction
157	HIGHOUS	Highland House Apartmetns
158		Hy Supplies Inc
159		Hygenic Laboratories & Cometics
160	HYGENIC	Hygenic Laboratories &Cosmeti
161	ILOVEFL	I Love Flowers
162	IDCSER	Idcservco
163		Idearc Media Corp
164	WOLFE	Ilene Wolfe
165		Imperial Coffee Service Corp.
166	IMPERIA	Imperial Coffee Servicecorp.
167	IMTGRA	Imtech Graphics
168	INDEPEN	Independent Salon Resource
169	INDIRA	Indira, Inc
170	INKCEN	Inkcentric
171	INNO	Innovative Skincare
172	INTEGRE	Integremed/Integrated
173	INTC	International Coffee Systems
174		J. Sisters Import Export Corp
175		Jacqueline Cosmetics, Inc
176	JACQU	Jacqueline Cosmetics,Inc
177	JAMAICA	Jamaica Ash & Rubbishremoval
178	JANOFF	Janoff & Olshan, Inc.
179		Jenner Lopez
180	YOCHU	John R. Yochum
181	JULI	Juli B. Inc.
182	KANG	Kangaroo Courier Inc.

183	KDT	Kdt Solutions Inc.
184	KERA	Kerastase Paris
185	KEYEQUI	Key Equipment Finance
186	KEYSPAN	Keyspan Energy Delivery
187	KINGS	Kings Supermarket Inc.
188	LADYLAN	Lady Lanell’S, Inc.
189	LAF	Lafco New York
190		Landmark American Insurance Co
191	LEADS.C	Leads.Com, Inc
192		Lexitel Communications, LLC
193	LIDO	Lido Lighting Corp
194	LIGHT	Light Concept Distribution, In
195	CIGNAGI	Lina
196	LIVIN	Living Earth Crafts Inc
197	LIPA	Long Island Power Authority
198		L’Oreal Professionnel
199		M group
200		Madeline Blondman
201		Mana Products
202	MLWD	Manhasset-Lakeville Water Dist
203		Marino Sandals
204		Marlene Feinstein
205	MARLIN	Marlin Leasing Corp
206		Martha Godwin
207	MATRIX	Matrix Bussiness Technologies
208	MCI	Mci
209	MCKESS	Mckesson
210	MDSKIN	Md Skincare Llc.
211		Med/Spa Distributors, Inc
212	MEDSPA	Med/Spa Distributors,Inc
213		Medusa’s Heirlooms, Inc
214	MEDUSAS	Medusa’S Heirlooms, Inc.
215	MESA	Mesa Consolidated Water
216	MGROUP	Mgroup
217		Milbon USA, Inc.
218	MLIS	Mlis Inc
219	MODERNL	Modern Luxury Media, Llc
220	MOWREY	Mowrey Elevator Service, Inc.
221	MUD	Mudlark
222		Muzak LLC
223	NARS	Nars Cosmetics
224	NATI	Nationwide Medical Waste
225	NATSTO	Nature’S Stone
226		Neopost Leasing
227		Network Us Inc
228	NYJL	New York Junior League
229	NEX	Nextech Systems, Inc.

230		Nightmares Inc
231		Northern Business Systems
232		Northpark Merchants Association
233	NORPAR	Northpark Partners,Lp
234	NOVALAS	Novalash Inc
235	NUDELL	Nudell Architects Inc.
236	FIRE	Nyc Fire Department
237	OBAGI	Obagi Medical Products
238	OFFICED	Office Depot
239	OFFICE	Office Team
240		Officemax Contract Inc.
241	ONEIP	One Ip Voice Inc
242	ONEPEST	One Source Pest Control, Inc.
243	ONESO	One Source Service Help
244		Palm Beach Newspapers, Inc.
245	PALM01	Palm Beach Newspapers,Inc.
246		Palomar Medical Technologies
247	PARKOFF	Park Avenue Office Svcs., Inc.
248	PEOPLE	People
249	MILLARD	Peter Millard
250	PHOTOM	Photomedex Inc.
251	PBCC	Pitney Bowes Credit Corp.
252	PITN	Pitney Bowes Inc
253		Pitney Bowes Purchase Power
254	PITNEY	Pitney Bowes Purchasepower
255	POL	Poland Spring Water
256		Port Washington Window Clean
257	PORTWAS	Port Washington Windowclean
258		Potomac Electric Power Company
259		Premium Laundry & Linen Supply
260	PRILAU	Pride Laundry
261		Printco Graphics
262	PROCYTE	Procyte Corporation
263		P-Ryton Corporation
264		Ps Texas Holdings, LTD
265	PSSRICH	Pss - Richmond Inc.
266	PSSDAL	Pss Dallas
267	PSSFLOR	Pss Florida Inc.
268	PSSNJ	Pss-Northeast
269	PUBLIC	Public Storage
270	PURCHAS	Purchase Power
271	QMAX	Qmax Systems
272		R. Hochman Papers Inc.
273		Randy’s Drain Cleaning
274		Raspberry Red Marketing
275	RECALL	Recall - Northeast
276	RECAL	Recall Secure Destruction Serv

277		Redken Laboratories
278		REI
279		Rhinotek Computer Products
280	ROCIO	Rocio Del Sol
281	ROTA	Rotary Supply, Inc.
282	ROTOROO	Roto Rooter Corp.
283	SFCCLE	S.F.C. Cleaning & Maintenance
284	SAFMAS	Safemasters Co.
285		Saia Plumbing & Heating Co.
286		San - Mar Laboratories Inc.
287	SEC	Securint - Account #8752
288		Shear World International
289	SHETRE	Sheri Resnick
290	SIGSIG	Signature Signs & Graphics
291	SIGVARI	Sigvaris, Inc.
292		Skin Inc.
293	SKINMED	Skinmedica, Inc
294	SLA	Slatkin
295		Slim, Inc.
296		Smyth Air Condiitoning, Inc.
297	SMYTH	Smyth Air Condiitoning,Inc.
298	SOUNDC	Soundcom Of Florida Llc
299	SOUTCOA	South Coast Plaza
300	SCP	South Coast Plaza
301		Southeast Computer Solutns Inc
302		Southern California
303	SPATECH	Spatech Corp.
304	SPEEDYC	Speedychem
305		Sprint (Cell)
306		Squeaky Clean Window Co
307	SQUCLE	Squeaky Clean Window Co.
308		State Of NJ - Sales & Use Tax
309		Statewide Plumbing Inc.
310		Steiner Product Support US, LL
311	STEINER	Steiner Product Supportus, Ll
312	STEPJOH	Stephanie Johnson Inc.
313		Stericycle Inc
314		Sterigard Inc.
315	STERITE	Steritech
316	STRAITS	Straitshot Communications
317	STYWES	Style West
318	SUPERLA	Superior Laundry Systems, Inc.
319	TOMAR	Supriya Tomar, M.D.P.A.
320	SWISSLI	Swiss Line Usa, Inc.
321	TAKARAB	Takara Belmont
322	TALIKA	Talika Usa Llc
323	PALMBC	Tax Collector Palm Beach Cty

324		Ted Brown Enterprises, Inc.
325	TEK	Teknikon Group Inc.
326		Telecheck Services, Inc
327	TEND	Tend Skin
328	TERINT	Terminix International
329		Texas Department of
330	BERN	The Bernard Group
331	CHECHA	The Chevy Chase Land Company
332		The City Of West Palm Beach
333		The Finest Accessories, Inc.
334	NAILCO	The Nailco Group
335	PALMPOS	The Palm Beach Post
336	TOSS	The Toss Group, Inc
337		TNA, LLC
338		Topix Pharmaceuticals, Inc.
339	TO	Topix Pharmaceuticals, Inc.
340	TOSHI	Toshiba America Info Systems
341		Toshiba American Info Systems
342	TOSHIBA	Toshiba American Infosystems
343		Touch America Inc.
344	TRAD	Trade Subscription Services Ll
345		Trade Subscription Services LLC
346	TRANSMA	Transmark Incorporated
347	TRINORB	Tri-North Builders Inc
348	TROP	Tropic Sunrise, Inc.
349		Tropical Mist Tanning LLC
350		United Beauty Products Corp.
351	UNIT	United Beauty Productscorp.
352	UNIVER	Universal Companies, Inc.
353	UPS	Ups
354	UTSOUTH	Ut Southwestern
355	VANS	Van’S Comfortemp Corp.
356		Violet Love
357		Vision Service Plan
358		Visionary Professional Prod
359	VITESSE	Vitesse Parking Inc.
360		Vivian Galle
361	VOLUSPA	Voluspa
362	WASH	Washingtonian
363	WASTE	Waste Management Of Newjersey
364	WATER	Water Tower Llc
365	WEDPAG	Weddingpages Inc
366		White Palms Fire Equipment Inc
367	WHOFLO	Wholesale Flooring Dist.
368	WILCO	Wilco Inc.
369	WILROAD	Wilroad Assoc Ltd Partnrship
370	WILS	Wilshire Rodeo Llc

371		World Trading Inc
372	WORLD W	Worldwide Express
373		Worth Avenue Associates LTD.
374	WORTHNW	Worth Avenue Associatesltd.
375	WRQX	Wrqx Radio
376		Xerox Corporation
377	XM	Xm Satellite Radio
378		Y.S. Chang & Associates
379	YAHINC	Yahoo!, Inc
380		Yellow Pages Processing Center
381	YELLO P	Yellow Pages Processingcenter
382		Your Name Professional Brands
383		YP.Com

Schedule 3.25
Inventory

As of 4/2/07 - Post Physical Inventory

	501	Chevy	Dallas	Manhasset	Chicago	SH	CM	PB	WPB	PBG	Boca	Salon Ttl	CDC	Ttl

Retail	$108,761	$69,403	$53,054	$34,540	$17,244	$35,075	$21,670	$22,194	$54,133	$65,967	$33,301	$515,342	$313,161	$828,503
Core	$106,703	$69,261	$52,666	$24,223	$16,367	$33,609	$21,353	$17,391	$49,200	$46,487	$27,507	$464,767	$313,161	$777,928
Non-Core	$2,058	$142	$388	$10,317	$877	$1,466	$317	$4,803	$4,933	$19,480	$5,794	$50,575	$0	$50,575

BackBar	$46,677	$29,153	$32,221	$16,223	$7,044	$24,027	$13,847	$5,684	$31,377	$38,288	$29,208	$273,749	$286,678	$560,427
Core	$40,401	$29,153	$31,732	$16,154	$5,272	$23,878	$13,099	$4,775	$29,032	$29,771	$24,552	$247,819	$286,678	$534,497
Non-Core	$6,276	$0	$489	$69	$1,772	$149	$748	$909	$2,345	$8,517	$4,656	$25,930	$0	$25,930

Total	$155,438	$98,556	$85,275	$50,763	$24,288	$59,102	$35,517	$27,878	$85,510	$104,255	$62,509	$789,091	$599,839	$1,388,930

Medical inventory*														$30,000

Components and packaging**														$173,404

Supplies														$143,389

														$1,735,723

 *Includes Botox, Restalyn, etc.

**Inventory for GK products

Value Report Summary
As of 4/2/07 - Post Physical Inventory
Brand Detail

	501	Chevy	Dallas	Manhasset	Chicago	SH	CM	PB	WPB	PBG	Boca	Salon Ttl	CDC	Ttl

Retail	$108,761	$69,403	$53,054	$34,540	$17,244	$35,075	$21,670	$22,194	$54,133	$65,967	$33,301	$515,342	$313,161	$828,503
Core	$106,703	$69,261	$52,666	$24,223	$16,367	$33,609	$21,353	$17,391	$49,200	$46,487	$27,507	$464,767	$313,161	$777,928
Antica	$1,187	$116	$1,633	$218	$112	$211	$2,842	$1,002	$1,221	$1,440	$145	$10,127	$174	$10,301
Anushka	$1,645			$474		$1,731	$55	$282		$551	$95	$4,833	$632	$5,465
Archipelago									$144			$144		$144
Beuy Pro (B&M)		$51	$42									$93		$93
Belt Asst.											$45	$45		$45
Bluewick			$393					$196			$160	$749	$1,121	$1,870
Bumble	$12,509	$3,685	$4,805	$210	$2,597	$4,140	$927	$158	$5,260	$4,694	$3,409	$42,394	$5,779	$48,173
Candle Asst.												$0		$0
CHD									$118	$295		$413		$413
Claus Porto	$96	$247	$525					$36			$100	$1,004		$1,004
Creative Nail Design							$91		$113			$204		$204
Cosmedicine	$8,068	$3,851	$6,741	$4,990	$4,048	$4,211	$2,722	$1,590	$2,248	$2,937	$2,630	$44,036	$12,833	$56,869
Darphin												$0		$0
Davines		$3,013	$1,847									$4,860	$4,493	$9,353
DDF	$909			$324					$135	$252		$1,620	$1,905	$3,525
Denman		$234	$194									$428	$397	$825
Eau d’Italie	$1,798	$1,932						$22				$3,752		$3,752
Elchim (Dryers)											$65	$65		$65
Elemis	$315	$1,681		$88		$255	$198	$261			$3,120	$5,918	$3,952	$9,870
Essie	$607				$808					$311	$18	$1,744		$1,744
FHI										$585		$585		$585
Gift Asst									$789			$789		$789
GK	$21,560	$6,085	$4,660	$6,102	$4,902	$5,144	$3,569	$7,061				$59,083	$210,500	$269,583
GoSmile	$510	$522	$1,861				$215	$487	$214			$3,809		$3,809
Hair Asst									$1,073	$1,867	$409	$3,349		$3,349
Havaianas								$34	$32	$478	$134	$678		$678
IS Clinical		$9,438	$7,291	$5,917	$3,481	$7,072	$7,797	$4,074	$6,780	$1,847	$4,606	$58,303	$31,214	$89,517
Jewlery Asst										$7,042	$728	$7,770		$7,770
Kerastase		$9,746	$15,378						$5,363	$6,449	$9,975	$46,911		$46,911
LaTherapie				$3,254		$8,620						$11,874	$8,286	$20,160
L’Oreal	$1,027	$1,416	$827				$1,215	$53	$821	$806	$614	$6,779	$157	$6,936
Luxor (B&M)		$30	$14						$5			$49		$49
Marilyn (B&M)												$0		$0
MD Forte		$874										$874		$874
MD Skincare	$12,051	$2,133		$265	$297	$1,044	$629		$1,843	$2,121		$20,383	$8,811	$29,194
Milbon										$247	$94	$341		$341
Mudlark		$111										$111		$111
Nars	$23,894	$14,675							$18,727	$13,619		$70,915	$11,028	$81,943
Neova								$236		$272	$492	$1,000	$5,911	$6,911
Obagi		$7,553	$3,908									$11,461		$11,461
PhytoSpecific		$1,199										$1,199		$1,199
Prevage												$0		$0
Redken		$534										$534	$1,058	$1,592
Skinceuticals	$19,001		$1,085	$1,581		$833			$2,565			$25,065	$2,845	$27,910
Slatkin	$566			$800				$122			$110	$1,598		$1,598
Spatech							$7	$474			$185	$666	$1,013	$1,679
Stephanie Johnson			$1,167					$658	$918	$106	$69	$2,918	$624	$3,542

Strivectin												$0		$0
Swissline												$0		$0
Talika						$146	$1,086	$645	$271		$8	$2,156	$222	$2,378
Tendskin	$226				$122	$202			$426		$296	$1,272	$206	$1,478
TIF												$0		$0
Turbo Power (B&M)		$135	$215									$350		$350
Voluspa									$134	$568		$702		$702
Wahl (B&M)			$80									$80		$80
Wella	$734											$734		$734

Non-Core	$2,058	$142	$388	$10,317	$877	$1,466	$317	$4,803	$4,933	$19,480	$5,794	$50,575	$0	$50,575

Back Bar	$46,677	$29,153	$32,221	$16,223	$7,044	$24,027	$13,847	$5,684	$31,377	$38,288	$29,208	$273,749	$286,678	$560,427
Core	$40,401	$29,153	$31,732	$16,154	$5,272	$23,878	$13,099	$4,775	$29,032	$29,771	$24,552	$247,819	$286,678	$534,497
Antica	$247						$15	$72		$231		$565	$73	$638
Anushka	$987					$100	$241				$251	$1,579	$1,370	$2,949
Biotone	$350	$638	$267		$120				$159		$50	$1,584		$1,584
Bluewick			$22					$7				$29	$90	$119
Bumble	$1,700	$149				$576		$24	$870	$1,594	$938	$5,851	$1,465	$7,316
Claus Porto												$0		$0
Cosmedicine	$10,357	$3,888	$3,504	$5,478	$4,567	$4,644	$3,667	$2,202	$3,375	$3,144	$3,950	$48,776	$43,267	$92,043
Davines		$662	$393			$182						$1,237	$37	$1,274
DDF	$554	$60					$755				$650	$2,019		$2,019
Dragonfly	$7,207					$2,367	$3,698	$233				$13,505	$2,934	$16,439
Elemis	$1,596	$3,363	$670	$3,042		$2,042	$1,564	$302			$877	$13,456	$7,913	$21,369
ESS Aromatherapy												$0	$4	$4
Essie	$2,236			$2,356		$171	$279			$527	$158	$5,727	$0	$5,727
GK	$3,134	$231	$15	$40		$2,030	$1,726	$148				$7,324	$131,526	$138,850
Goldwell						$3,334						$3,334		$3,334
IS Clinical		$1,319		$3,564	$65	$5,106				$1,179	$2,254	$13,487	$4,788	$18,275
Kerastase		$5,815	$7,468						$1,787	$2,916	$7,404	$25,390		$25,390
LaTherapie				$1,177		$694						$1,871		$1,871
L’Oreal	$3,131	$9,634	$18,798					$1,543	$20,106	$13,073	$3,920	$70,205	$60,583	$130,788
Mana	$446	$13			$327	$374		$53				$1,213		$1,213
MD Skincare							$150		$700	$204		$1,054		$1,054
Milbon										$220	$826	$1,046		$1,046
Nars	$42			$497		$418	$66		$11		$116	$1,150	$439	$1,589
Naturalessa (ANU)	$468										$90	$558		$558
PhytoSpecific		$270									$60	$330	$30	$360
Redken	$1,789	$1,683			$141			$161	$1,314	$3,574	$1,856	$10,518	$7,449	$17,967
Skinceuticals			$595									$595		$595
Spatech						$500						$500		$500
Swissline					$52					$178	$312	$542		$542

Tri-K (Collagen Sheets)	$6,157	$1,428				$1,340	$938	$30		$2,931		$12,824	$24,710	$37,534
Wella									$710		$840	$1,550		$1,550

Non-Core	$6,276	$0	$489	$69	$1,772	$149	$748	$909	$2,345	$8,517	$4,656	$25,930	$0	$25,930

Inventory Total	$155,438	$98,556	$85,275	$50,763	$24,288	$59,102	$35,517	$27,878	$85,510	$104,255	$62,509	$789,091	$599,839	$1,388,930